                                           Statement of Additional Information
                                                  Nations Funds Trust


                  International Stock Funds                                 Government & Corporate Bond Funds
                Nations Emerging Markets Fund                                       Nations Bond Fund
                  Nations Global Value Fund                                 Nations Government Securities Fund
              Nations International Equity Fund                                Nations High Yield Bond Fund
      Nations Marsico International Opportunities Fund                        Nations Intermediate Bond Fund
              Nations International Value Fund                          Nations Short-Intermediate Government Fund
                                                                              Nations Short-Term Income Fund
                         Stock Funds                                          Nations Strategic Income Fund
                Nations Asset Allocation Fund
                 Nations Capital Growth Fund                                       Municipal Bond Funds
                 Nations Classic Value Fund                              Nations Intermediate Municipal Bond Fund
             Nations Convertible Securities Fund                              Nations Municipal Income Fund
               Nations Financial Services Fund                           Nations Short-Term Municipal Income Fund
                 Nations LargeCap Value Fund
              Nations Marsico 21st Century Fund                                 State Municipal Bond Funds
            Nations Marsico Focused Equities Fund                         Nations California Municipal Bond Fund
                 Nations Marsico Growth Fund                         Nations Florida Intermediate Municipal Bond Fund
                 Nations MidCap Growth Fund                                Nations Florida Municipal Bond Fund
                  Nations MidCap Value Fund                          Nations Georgia Intermediate Municipal Bond Fund
                    Nations Research Fund                                  Nations Kansas Municipal Income Fund
                 Nations Small Company Fund                         Nations Maryland Intermediate Municipal Bond Fund
                 Nations SmallCap Value Fund                     Nations North Carolina Intermediate Municipal Bond Fund
                Nations Strategic Growth Fund                    Nations South Carolina Intermediate Municipal Bond Fund
                     Nations Value Fund                             Nations Tennessee Intermediate Municipal Bond Fund
                                                                      Nations Texas Intermediate Municipal Bond Fund
                         Index Funds                                Nations Virginia Intermediate Municipal Bond Fund
                 Nations LargeCap Index Fund
                 Nations Managed Index Fund                                         Money Market Funds
                  Nations MidCap Index Fund                               Nations California Tax-Exempt Reserves
                 Nations SmallCap Index Fund                                      Nations Cash Reserves
                                                                               Nations Government Reserves
                                                                              Nations Money Market Reserves
                     LifeGoal Portfolios                                        Nations Municipal Reserves
         Nations LifeGoal Balanced Growth Portfolio                        Nations New York Tax-Exempt Reserves
              Nations LifeGoal Growth Portfolio                                Nations Tax Exempt Reserves
        Nations LifeGoal Income and Growth Portfolio                            Nations Treasury Reserves


     Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional Class Shares, Investor Class Shares,
         Liquidity Class Shares, Market Class Shares, Marsico Shares, Service Class Shares, Trust Class Shares,
             Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares

                August 1, 2001, as supplemented on November 19, 2001, January 1, 2002, January 15, 2002,

                          February 15, 2002, March 28, 2002, April 30, 2002 and May 17, 2002

         This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. The SAI is not a prospectus for the Funds. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of any of the prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-321-7854 or 1-800-626-2275 (for institutional money market investors). The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2001, are hereby incorporated into this SAI by reference.

         For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this SAI in Appendix B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                   TABLE OF CONTENTS


ABOUT THIS SAI ....................................................................  1
HISTORY OF THE TRUST ..............................................................  2
DESCRIPTION OF THE FUNDS AND THE INVESTMENTS AND RISKS OF THEIR FUNDS .............  2
   General ........................................................................  2
   Investment Policies and Limitations ............................................  2
       Fundamental Policy Restrictions ............................................  3
       Non-Fundamental Policy Restrictions ........................................  4
       Exemptive Orders ...........................................................  4
   Permissible Fund Investments and Investment Techniques .........................  5
       The International Stock Funds ..............................................  5
       The Stock Funds ............................................................  6
       The Index Funds ............................................................  7
       LifeGoal Portfolios ........................................................  7
       Government & Corporate Bond Funds ..........................................  8
       Municipal Bond Funds .......................................................  8
       State Municipal Bond Funds .................................................  9
       Money Market Funds .........................................................  9
   Descriptions of Permissible Investments ........................................  9
       Asset-Backed Securities ....................................................  9
       Bank Obligations (Domestic and Foreign) .................................... 10
       Borrowings ................................................................. 10
       Common Stock ............................................................... 11
       Convertible Securities ..................................................... 11
       Corporate Debt Securities .................................................. 12
       Derivatives ................................................................ 13
       Dollar Roll Transactions ................................................... 14
       Foreign Securities ......................................................... 14
       Futures and Options ........................................................ 15
       Guaranteed Investment Contracts ............................................ 18
       High Yield/LowerRated Debt Securities ...................................... 19
       Money Market Instruments ................................................... 21
       Mortgage-Backed Securities ................................................. 21
       Municipal Securities ....................................................... 22
       Other Investment Companies ................................................. 24
       Pass Through Securities (Participation Interests and Company Receipts) ..... 26
       Preferred Stock ............................................................ 26
       Private Placement Securities and Other Restricted Securities ............... 27
       REITs and Master Limited Partnerships ...................................... 27
       Repurchase Agreements ...................................................... 28
       Reverse Repurchase Agreements .............................................. 28
       Securities Lending ......................................................... 29
       Short Sales ................................................................ 29
       Stripped Securities ........................................................ 29
       Swap Contracts ............................................................. 30
       U.S. Government Obligations ................................................ 31
       Variable- and Floating-Rate Instruments .................................... 31
       Warrants and Rights ........................................................ 31
       When-Issued Purchases, Delayed Delivery and Forward Commitments ............ 32
       Zero-Coupon, Pay-In-Kind and Step-Coupon Securities ........................ 32
   Other Considerations ........................................................... 33
       Temporary Defensive Purposes ............................................... 33

       Portfolio Turnover .......................................................  33
       Concentrating in the Financial Services Industry .........................  34
MANAGEMENT OF THE TRUST .........................................................  34
   The Trustees and Principal Officers ..........................................  34
   Board Committees .............................................................  38
   Board Compensation ...........................................................  38
   Retirement Plan ..............................................................  40
   Nations Funds Deferred Compensation Plan .....................................  41
   Beneficial Equity Ownership Information ......................................  41
   Ownership of Securities of Adviser, Distributor, or Related Entities .........  43
   Disclosure of Other Transactions Involving Board Members .....................  43
   Approval of Advisory and Sub-Advisory Agreements .............................  43
   Codes of Ethics ..............................................................  45
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .............................  45
INVESTMENT ADVISORY AND OTHER SERVICES ..........................................  89
   Investment Adviser and Sub-Advisers ..........................................  89
       BA Advisors, BACAP and Marsico Capital ...................................  89
       Sub-Advisers Unaffiliated with BA Advisors ...............................  90
       Investment Advisory and Sub-Advisory Agreements ..........................  90
       Expense Limitations ......................................................  91
       Advisory Fee Rates .......................................................  92
       Advisory Fees Paid .......................................................  92
       Sub-Advisory Fee Rates ...................................................  96
       Sub-Advisory Fees Paid ...................................................  96
   Co-Administrators and Sub-Administrator ......................................  98
       Co-Administrators ........................................................  98
       Sub-Administrator ........................................................  98
       Co-Administration and Sub-Administration Fees Paid .......................  99
   12b-1 Plans .................................................................. 102
   Expenses ..................................................................... 110
   Other Service Providers ...................................................... 110
       Transfer Agents and Custodians ........................................... 110
       Independent Accountants .................................................. 111
       Counsel .................................................................. 111
BROKERAGE ALLOCATION AND OTHER PRACTICES ........................................ 111
   General Brokerage Policy, Brokerage Transactions and Broker Selection ........ 111
       Aggregate Brokerage Commissions .......................................... 113
   Brokerage Commissions Paid to Affiliates ..................................... 115
   Directed Brokerage ........................................................... 115
   Securities of Regular Broker/Dealers ......................................... 117
   Monies Paid to Broker/Dealers from the Adviser's or Distributor's Profit ..... 117
CAPITAL STOCK ................................................................... 117
   Description of the Trust's Shares ............................................ 117
   The Trust's Amended and Restated Declaration of Trust ........................ 119
PURCHASE, REDEMPTION AND PRICING OF SHARES ...................................... 120
   Purchase, Redemption and Exchange ............................................ 120
   Offering Price ............................................................... 120
INFORMATION CONCERNING TAXES .................................................... 122
   General ...................................................................... 122
   Equalization Accounting ...................................................... 122
   Excise Tax ................................................................... 123
   Investment through Master Portfolios ......................................... 123
   Taxation of Fund Investments ................................................. 123
   Foreign Taxes ................................................................ 124
   Distributions, Generally ..................................................... 125

   Capital Gain Distributions .............................................................. 125
   Disposition of Fund Shares .............................................................. 125
   Federal Income Tax Rates ................................................................ 125
   Corporate Shareholders .................................................................. 126
   Foreign Shareholders .................................................................... 126
   Backup Withholding ...................................................................... 126
   Tax-Deferred Plans ...................................................................... 126
   Special Tax Considerations Pertaining to all the Tax-Exempt Funds ....................... 126
   Special Tax Considerations Pertaining to the California Funds ........................... 127
   Special Tax Considerations Pertaining to the Florida Funds .............................. 128
   Special Tax Considerations Pertaining to the Georgia Intermediate Bond Fund ............. 128
   Special Tax Considerations Pertaining to the Kansas Income Fund ......................... 128
   Special Tax Considerations Pertaining to the Maryland Intermediate Bond Fund ............ 129
   Special Tax Considerations Pertaining to the North Carolina Intermediate Bond Fund ...... 129
   Special Tax Considerations Pertaining to the South Carolina Intermediate Bond Fund ...... 129
   Special Tax Considerations Pertaining to the Tennessee Intermediate Bond Fund ........... 130
   Special Tax Considerations Pertaining to the Virginia Intermediate Bond Fund ............ 130
   Other Matters ........................................................................... 130
UNDERWRITER COMPENSATION AND PAYMENTS ...................................................... 130
FUND PERFORMANCE ........................................................................... 131
   Advertising Fund Performance ............................................................ 131
   Yield Calculations ...................................................................... 133
       Money Market Funds .................................................................. 133
       Non-Money Market Funds .............................................................. 135
   Total Return Calculations ............................................................... 138
APPENDIX A ................................................................................. A-1
APPENDIX B ................................................................................. B-1
APPENDIX C ................................................................................. C-1

                                 About this SAI

         What is the SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

         Specifically, the SAI, among other things, provides information about Nations Funds Trust, which is the trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees, the investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

         How should I use the SAI?

         The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nations-funds.com.

         What governs the type of information that is put in the SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         Is the SAI available on the Internet?

         Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/formpick.htm. The name of the registrant that investors should search for is "Nations Funds Trust."

         Who may I contact for more information?

         If you have any questions about the Funds, please call Nations Funds at
(800) 321-7854 or contact your investment professional.

                              HISTORY OF the TRUST

         Nations Funds Trust is a registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 80 distinct investment portfolios and total assets in excess of $115 billion. The Trust was organized as a Delaware business trust on October 22, 1999. Each Fund has a fiscal year end of March 31st.

                          DESCRIPTION OF THE FUNDS AND
                    THE INVESTMENTS AND RISKS OF THEIR FUNDS

         General

         All the Funds are open-end, management investment companies and are diversified, with the exception of the State Municipal Bond Funds, California Reserves, New York Reserves, Financial Services Fund and Marsico Focused Equities Fund, which are non-diversified.

         See "Capital Stock" for a listing and description of the classes of shares that each Fund offers.

         Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include:
Intermediate Bond Fund, International Equity Fund, International Value Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, SmallCap Value Fund and High Yield Bond Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments--Other Investment Companies."

         Some of the Funds seek to achieve their respective investment objectives by investing substantially all of their assets in a mix of the Stock Funds, International Stock Funds, Government & Corporate Bond Funds, Municipal Funds and Money Market Funds in the Nations Funds Family. These Funds are called "LifeGoal Portfolios." For more information about the LifeGoal Portfolios see "Permissible Fund Investments and Investment Techniques."

         Shares of Government Reserves and Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Trust intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of Government Reserves and Treasury Reserves, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Funds is a permissible investment under the law applicable to it.


         Investment Policies and Limitations

         The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplement the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board, without shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

     Fundamental Policy Restrictions

Each Fund may not:

1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7. Except for the State Municipal Bond Funds, California Reserves, New York Reserves, Financial Services Fund and Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.   Under normal circumstances,

     . Florida Intermediate Bond Fund and Florida Bond Fund will each invest at least 80% of its net assets plus investment borrowings in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and Florida state intangibles tax.

     . Municipal Reserves, Intermediate Municipal Bond Fund, Municipal Income Fund, Texas Intermediate Bond Fund and Short-Term Municipal Income Fund will each invest at least 80% of its net assets plus investment borrowings in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

     . Tax Exempt Reserves will invest at least 80% of its net assets plus net investment borrowings in securities that pay interest exempt from federal income tax.

     . California Reserves will invest at least 80% of its net assets plus investment borrowings in securities that pay interest exempt from federal income tax and California individual income tax.

        . Kansas Income Fund, Georgia Intermediate Bond Fund, Maryland Intermediate Bond Fund, New York Reserves, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund and Virginia Intermediate Bond Fund, will invest at least 80% of their net assets plus investment borrowings in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state income tax.

        . Tennessee Intermediate Bond Fund will invest at least 80% of its net assets plus investment borrowings in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and the Tennessee Hall Income Tax on unearned income.

        Non-Fundamental Policy Restrictions

   1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)
        (G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

   2. Each Fund may not invest or hold more than 15% (10% in the case of a Money Market Fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

   3. Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

   4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

   5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

   6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Funds segregate assets in the amount at least equal to the underlying security or asset.

   7. The State Municipal Bond Funds, California Reserves, New York Reserves, Financial Services Fund and Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

        Exemptive Orders

        In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or otherwise applicable restrictions:

   1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BA Advisors may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including that such agreements have a maturity of not more than seven days.

   2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in
         Section 12(d)(1) of the 1940 Act.

   3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

         Permissible Fund Investments and Investment Techniques

         A Fund's prospectus identifies and summarizes the types of securities in which a Fund invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

         + Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

         + Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Each Government & Corporate Bond Fund (except the High Yield Bond Fund) and the fixed-income portion of the Asset Allocation Fund may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the Fund, and the Fund will segregate assets as required by the 1940 Act (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments--Derivatives."

         + Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

         The International Stock Funds

         Global Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; high yield/lower-rated debt securities; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         International Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships.

         International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus); preferred stocks; private placement and other illiquid securities; and REITs and master limited partnerships.

         Emerging Markets Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); and REITs and master limited partnerships.

         Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         The Fund may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While the Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Fund.

         The Stock Funds

         Asset Allocation Fund, Capital Growth Fund, Classic Value Fund, Convertible Securities Fund, Financial Services Fund, LargeCap Value Fund, MidCap Growth Fund, MidCap Value Fund, Research Fund, Small Company Fund, SmallCap Value Fund, Strategic Growth Fund and Value Fund,: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities (except for Convertible Securities Fund); derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Small Company Fund, Value Fund, Capital Growth Fund, Strategic Growth Fund, MidCap Growth Fund and Convertible Securities Fund may each invest up to 20% of their assets in foreign securities, notwithstanding the general 10% limits discussed above. While these Funds reserve the right to so invest, investing in foreign securities is not considered a principal investment strategy of these Funds.

         Marsico Growth & Income Fund, Marsico Focused Equities Fund and Marsico 21st Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; high yield/lower-rated debt securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Each Fund may invest up to 100% of its assets in linked securities and structured products, notwithstanding the 10% limits discussed above. While each Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Funds.

         The Index Funds

         The LargeCap Index Fund, MidCap Index Fund, SmallCap Index Fund and Managed Index Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         In addition, when consistent with the Index Funds' respective investment objectives, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that a Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of a Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell a Fund's securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

         The LargeCap Index Fund, MidCap Index Fund and SmallCap Index Fund generally will try to match the composition of the S&P 500, S&P MidCap 400 and S&P SmallCap 600, respectively, as closely as possible. However, a Fund may not always invest in stocks that comprise a relatively small part of an index because it may be correspondingly more difficult and costly to do so. These Funds also may elect not to invest in a stock, or remove a stock from its portfolio, if the stock is not liquid enough, or for other reasons. These Funds also may invest in stocks that are not included in an index, if such stocks have similar characteristics.

         LifeGoal Portfolios

         Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio:

         The LifeGoal Portfolios invest in a mix of the Stock Funds, International Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family.

         The following table shows the underlying Nations Funds in which the LifeGoal Portfolios are currently permitted to invest. It also shows the expected total expense ratios for Primary A Shares of each of the selected underlying Funds appearing in each of the underlying Funds' prospectuses dated August 1, 2001.

                                                                                               (before fee waivers
                                                                 (after fee waivers and/or        and/or expense
LifeGoal Portfolios' Underlying Funds                             expense reimbursements)         reimbursements)
Value Fund                                                                 0.93%                      0.93%
Strategic Growth Fund                                                      0.97%                      0.97%
Marsico Focused Equities Fund                                              1.16%                      1.16%
MidCap Growth Fund                                                         0.98%                      0.98%
Small Company Fund                                                         1.15%                      1.22%
International Value Fund                                                   1.23%                      1.23%
International Equity Fund                                                  1.15%                      1.15%

                                                                                               (before fee waivers
                                                                 (after fee waivers and/or        and/or expense
LifeGoal Portfolios' Underlying Funds                             expense reimbursements)         reimbursements)
Emerging Markets Fund                                                      1.82%                      1.82%
International Bond Portfolio                                               0.10%                      0.10%
Bond Fund                                                                  0.67%                      0.67%
High Yield Bond Fund                                                       0.93%                      1.44%
Short-Term Income Fund                                                     0.51%                      0.61%

         The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio is a "fund-of-funds" it takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares.

         Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

         Government & Corporate Bond Funds

         Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, Intermediate Bond Fund, Bond Fund and Strategic Income Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         High Yield Bond Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, corporate debt securities, foreign securities and pass-through securities.

         Municipal Bond Funds

         Short-Term Municipal Income Fund, Intermediate Municipal Income Fund and Municipal Income Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         State Municipal Bond Funds

         California Bond Fund, Florida Bond Fund, Florida Intermediate Bond Fund, Georgia Intermediate Bond Fund, Kansas Income Fund, Maryland Intermediate Bond Fund, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund, Tennessee Intermediate Bond Fund, Texas Intermediate Bond Fund and Virginia Intermediate Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

          Money Market Funds

         Government Reserves, California Reserves, Cash Reserves, Municipal Reserves, Money Market Reserves and New York Reserves: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following type of security only in amounts of less than 10% of its total assets: reverse repurchase agreements.

         Descriptions of Permissible Investments

         Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

         Asset-Backed Securities

         Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

         The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

         In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         Bank Obligations (Domestic and Foreign)

         Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

         A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

         A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

         As a general matter, obligations of "domestic banks," are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

         Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments--Futures and Options."

         Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

         Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on interest income payable on and cash realized on the sale of those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         Borrowings

         Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

         The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found its Annual Report to Shareholders for the year ended March 31, 2001.

         A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

         Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

         Common Stock

         Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

         Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

         With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

         Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

         Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, such as the Financial Services Fund, these industry-related risks can have a significant effect on the value of these Funds' shares. See "Other Considerations--The High Technology Industry" and "Other Considerations--The Financial Services Industry."

         Convertible Securities

         Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

         The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

           The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

         Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

         In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

         See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

         Corporate Debt Securities

         Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

         The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

         See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Interest Securities" and "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

         Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

         Derivatives

         A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

         The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

         A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

         Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

         See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Linked Securities and Structured Products," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants" and "Descriptions of Permissible Investments--Swap Contracts."

         Dollar Roll Transactions

         Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it must establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities of other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Foreign Securities

         Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

         Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

         Key Considerations and Risks: Foreign securities generally pose risks above those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

         As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

         SPECIAL RISKS REGARDING EUROPE and the EURO: On January 1, 1999, eleven of the fifteen member countries of the European Union fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union. At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its broader use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank. While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success and future prospects of the union cannot be predicted with certainty. Europe must grapple with a number of challenges, any one of which could threaten the success and prospects of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The continent's economies are diverse, its governments are decentralized, and its cultures differ widely. In addition, one or more member countries might exit the union, placing the currency and banking system in jeopardy.

         For those Funds that invest in euro-denominated securities (including currency contracts) there is the additional risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been true of late, when the exchange rates of the euro versus many of the world's major currencies steadily declined. As of November 2001, the euro is trading near an all time low against the U.S. dollar. In this environment, U.S. and other foreign investors may experience erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

         Futures and Options

         Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

         Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Fund to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimum's. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

         The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

         Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks.

         A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

         Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

         With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

         With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

         In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         The successful use by the Funds of futures and options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.

         Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain or "segregate" assets with their Custodians to cover transactions in which the Funds write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover option obligations could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Guaranteed Investment Contracts

         Guaranteed investment contracts, investment contracts or funding agreements ("GICs") are short-term money market instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

         Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

         High Yield/Lower-Rated Debt Securities

         A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

         The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

         Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

         The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

         The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         Linked Securities and Structured Products

         Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible
Investments--Derivatives."

         Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments--Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for

SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         Money Market Instruments

         Money market instruments are high-quality, short-term debt obligations, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits. What these instruments have in common are low risk and liquidity.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts," "Descriptions of Permissible Investments--Repurchase agreements" and "Descriptions of Permissible Investments--U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

         Mortgage-Backed Securities

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low-, medium- and middle-income home buyers. FNMA is a congressionally chartered, company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         Municipal Securities

         Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of California, Florida, Georgia, Kansas, Maryland, New York, North Carolina, South Carolina, Tennessee, Texas and Virginia, see "Appendix C" to the SAI.

         Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, are a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Funds versus the greater relative safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of a state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision.

         In addition, from time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Moreover, with respect to municipal securities issued by California, Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Adviser cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities generally, or California, Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia municipal securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Other Investment Companies

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

         Each Fund has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

         Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BA Advisors and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section.

         Key Considerations and Risks: There are certain advantages for a Fund to be able invest in shares of other investment companies; for example, it may allow a Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares he holds directly, but also on the mutual fund shares that his Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

         Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of NMIT, which is organized as a business trust under the laws of Delaware, and is itself a registered investment company in the Nations Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

         The primary advantages of such a structure are expected economies of scale--that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

         However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Companies' Boards believe that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

         When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         Pass Through Securities (Participation Interests and Company Receipts)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Preferred Stock

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Key Considerations and Risks: See Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         Private Placement Securities and Other Restricted Securities

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITs and Master Limited Partnerships

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         Repurchase Agreements

         A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         Reverse Repurchase Agreements

         A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         Securities Lending

         For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         The Money Market Funds do not engage in securities lending.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

         Short Sales

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

         A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may be not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

         Selling securities "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

         Stripped Securities

         Stripped securities are derivatives. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, they are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, are also issued by the U.S. Government or an agency.
TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-coupon Securities."

         The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Swap Contracts

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

         U.S. Government Obligations

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         Variable- and Floating-Rate Instruments

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         Warrants and Rights

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         When-Issued Purchases, Delayed Delivery and Forward Commitments

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Fund engages in these transactions, its Custodian will segregate liquid assets equal to the amount of the commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's Custodian will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         Other Considerations

         Temporary Defensive Purposes

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         Portfolio Turnover

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

         The portfolio turnover rate for certain Funds this year was significantly higher than in past years. The portfolio turnover rates for the Capital Growth Fund, Managed Index Fund, Value Fund and Convertible Securities Fund were higher this year due to the prolonged market correction, generally volatile economy and changing market environment, which forced the Adviser to reposition Fund holdings. The portfolio turnover rates for the Bond Fund and Strategic Income Fund were reflected as higher this year than in years past due to the fact that dollar roll transactions are now considered by those Funds as "positions held" rather than financing transactions. In addition, the fact that the Bond Fund and Strategic Income Fund now invest a portion of their assets in the High Yield

Portfolio and International Bond Portfolio (as described in the Funds' prospectuses) has resulted in the Adviser having to reposition Fund holdings. The portfolio turnover rate for the Emerging Markets Fund was higher this year than in years past to due increased volatility across markets both in terms of country and sector performance.

         Concentrating in the Financial Services Industry

         The Financial Services Fund concentrates its investments in companies that are part of the financial services industry. These companies may include, among others, banks, brokerage firms, investment banking firms, investment advisers, securities underwriters and insurance companies. Investing in issuers of stock or debt in this industry is subject to additional risk.

         Some of these companies are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, significant competition and the risks inherent in securities trading and underwriting activities. In addition, the recently enacted Gramm-Leach-Bliely Act, which generally has modernized financial services law, has and may continue to lead to industry-wide changes in the way that banks, broker/dealers, insurance companies and other financial services companies are organized and do business. General economic conditions may also affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties also have a potentially adverse effect on companies in this industry.

         Insurance companies are particularly subject to government regulation and rate setting, potential tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also tend to be affected by weather and other catastrophes. Life and health insurance companies tend to be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures of reinsurance carriers.

                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act; these Trustees are referred to as Independent Trustees. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

         The Trustees and Principal Officers

         The following table provides basic information about the Trustees and Officers of the Companies. Each Trustee and Officer serves an indefinite term, with the Board Members subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 72, provided that any Trustee who was a Board Member of any of the other Companies in the Nations Funds Family as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year may continue to serve as a Trustee of the Trust until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

         In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the Interested Trustees.

                                                                              Number
                                                                              of Funds
                                                            Principal         in Fund
                                           Term of          Occupation(s)     Complex
                           Position        Office and       During the        Overseen
Name, Age and              Held with       Length of        Past Five         by            Other Directorships Held
Address                    the Trust       Time Served      Years             Trustee       by Trustee

                                                 INDEPENDENT TRUSTEES

William P. Carmichael      Trustee         Indefinite       Senior Managing   79            Director- Cobra
Age:  58                                   term; Trustee    Director of The                 Electronics Corporation
c/o Nations Funds                          since 2000       Succession Fund                 (electronic equipment
One Bank of America Plaza                                   (a company                      manufacturer), Opta Food
Charlotte, NC  28255                                        formed to                       Ingredients, Inc. (food
                                                            advise and buy                  ingredients manufacturer)
                                                            family owned                    and Golden Rule Insurance
                                                            companies) from                 Company since May, 1994;
                                                            1998 through                    Board Member, Nations
                                                            April 2001.                     Funds Family (2 other
                                                                                            registered investment
                                                                                            companies)

William H. Grigg           Trustee         Indefinite       Retired;          83            Director, The Shaw Group,
Age:  69                                   term; Trustee    Chairman                        Inc.; and Director and
c/o Nations Funds                          since 2000       Emeritus since                  Vice Chairman, Aegis
One Bank of America Plaza                                   July 1997,                      Insurance Services, Ltd.
Charlotte, NC  28255                                        Chairman and                    (a mutual fund insurance
                                                            Chief Executive                 company in Bermuda); Board
                                                            Officer through                 Member, Nations Funds
                                                            July 1997 -                     Family (10 other
                                                            Duke Power Co.                  registered investment
                                                                                            companies)

Thomas F. Keller           Trustee         Indefinite       R.J. Reynolds     83            Director, Wendy's
Age:  70                                   term; Trustee    Industries                      International, Inc.
c/o Nations Funds                          since 2000       Professor of                    (restaurant operating and
One Bank of America Plaza                                   Business                        franchising); Director,
Charlotte, NC  28255                                        Administration,                 Dimon, Inc. (tobacco); and
                                                            Fuqua School of                 Director, Biogen, Inc.
                                                            Business, Duke                  (pharmaceutical
                                                            University,                     biotechnology); Board
                                                            since July                      Member, Nations Funds
                                                            1974; Dean,                     Family (10 other
                                                            Fuqua School of                 registered investment
                                                            Business                        companies)
                                                            Europe, Duke
                                                            University,
                                                            July 1999
                                                            through June
                                                            2001

Carl E. Mundy, Jr.         Trustee         Indefinite       President and     79            Director - Shering-Plough
Age:  66                                   term; Trustee    Chief Executive                 (pharmaceuticals and

                                                                              Number
                                                                              of Funds
                                                            Principal         in Fund
                                           Term of          Occupation(s)     Complex
                           Position        Office and       During the        Overseen
Name, Age and              Held with       Length of        Past Five         by            Other Directorships Held
Address                    the Trust       Time Served      Years             Trustee       by Trustee
c/o Nations Funds                          since 2000       Officer - USO                   health care products);
One Bank of America Plaza                                   from May 1996                   General Dynamics
Charlotte, NC  28255                                        to May 2000;                    Corporation (defense
                                                            Commandant -                    systems); Board Member,
                                                            United States                   Nations Funds Family (6
                                                            Marine Corps                    other registered
                                                            from July 1991                  investment companies)
                                                            to July 1995;
                                                            Member, Board
                                                            of Advisors to
                                                            the Comptroller
                                                            General of the
                                                            United States;
                                                            Chairman, Board
                                                            of Trustees,
                                                            Marine Corps
                                                            University
                                                            Foundation;

Dr. Cornelius J. Pings     Trustee         Indefinite       Retired;          79            Director, Farmers Group,
Age: 73                                    term; Trustee    President,                      Inc. (insurance company);
c/o Nations Funds                          since 2000       Association of                  Board Member, Nations
One Bank of America Plaza                                   American                        Funds Family (6 other
Charlotte, NC  28255                                        Universities                    registered investment
                                                            through June                    companies)
                                                            1998;

Charles B. Walker          Trustee         Indefinite       Vice Chairman     79            Director - Ethyl
Age: 63                                    term; Trustee    and Chief                       Corporation (chemical
c/o Nations Funds                          since 2000       Financial                       manufacturing); Board
One Bank of America Plaza                                   Officer -                       Member, Nations Funds
Charlotte, NC  28255                                        Albemarle                       Family (6 other registered
                                                            Corporation                     investment companies)
                                                            (chemical
                                                            manufacturing)

                                                INTERESTED TRUSTEES/(1)/


Edmund L. Benson, III      Trustee         Indefinite       Director,         79            Director, Insurance
Age: 65                                    term; Trustee    President and                   Managers Inc. (insurance);
c/o Nations Funds                          since 2000       Treasurer,                      Director, Insurance
One Bank of America Plaza                                   Saunders &                      Managers, Inc.
Charlotte, NC  28255                                        Benson, Inc.                    (insurance); Board Member,
                                                            (insurance)                     Nations Funds Family (6
                                                                                            other registered
                                                                                            investment companies)


                                                                              Number
                                                                              of Funds
                                                            Principal         in Fund
                                           Term of          Occupation(s)     Complex
                           Position        Office and       During the        Overseen
Name, Age and              Held with       Length of        Past Five         by            Other Directorships Held
Address                    the Trust       Time Served      Years             Trustee       by Trustee

James B. Sommers           Trustee         Indefinite       Retired           79            Chairman - Central
Age:  63                                   term; Trustee                                    Piedmont Community
c/o Nations Funds                          since 2000                                       Director, College
One Bank of America Plaza                                                                   Foundation; Board of
Charlotte, NC  28255                                                                        Commissioners,
                                                                                            Charlotte/Mecklenberg
                                                                                            Hospital Authority;
                                                                                            Trustee, Central Piedmont
                                                                                            Community College, Mint
                                                                                            Museum of Art; Board
                                                                                            Member, Nations Funds
                                                                                            Family (6 other registered
                                                                                            investment companies)

A. Max Walker              Trustee and     Indefinite       Independent       83            Chairman and Board Member,
Age:  80                   Chairman of     term; Trustee    Financial                       Nations Funds Family (6
c/o Nations Funds          the Board       since 2000       Consultant                      other registered
One Bank of America Plaza                                                                   investment companies)
Charlotte, NC  28255

Thomas S. Word, Jr.        Trustee         Indefinite       Partner -         79            Director - Vaughan-Bassett
Age:  63                                   term; Trustee    McGuire, Woods,                 Furniture Company, Inc.
c/o Nations Funds                          since 2000       Battle & Boothe                 (furniture); Board Member,
One Bank of America Plaza                                   LLP (law firm)                  Nations Funds Family (6
Charlotte, NC  28255                                                                        other registered
                                                                                            investment companies)

                                                       OFFICERS



Richard H. Blank, Jr.      Secretary and   n/a              Senior Vice       n/a           none
Age:  44                   Treasurer                        President since
Stephens Inc.                                               1998, and Vice
111 Center Street                                           President from
Little Rock, AR  72201                                      1994 to 1998 --
                                                            Mutual Fund
                                                            Services,
                                                            Stephens Inc.;
                                                            Secretary since
                                                            September 1993
                                                            and Treasurer
                                                            since November
                                                            1998 - Nations
                                                            Funds Family (6
                                                            other registered

                                       37



                                                                              Number
                                                                              of Funds
                                                            Principal         in Fund
                                           Term of          Occupation(s)     Complex
                           Position        Office and       During the        Overseen
Name, Age and              Held with       Length of        Past Five         by            Other Directorships Held
Address                    the Trust       Time Served      Years             Trustee       by Trustee



                                                            investment
                                                            companies)

----------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BA Advisors. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BA Advisors. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates. Mr. A. Max Walker is an Interested Board Member by virtue of the fact that he also serves as President of the Trust.

         Board Committees

         The Trust has an Audit Committee, Governance Committee and Investment Committee.

         The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Trustees as to: the engagement or discharge of the independent auditors (including the audit fees charged by auditors); supervise investigations into matters relating to audit matters; review with the independent auditors the results of audits; and address any other matters regarding audits. The members of the Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act).

         The primary responsibilities of the Governance Committee are, as set forth in its charter, to make recommendations to the Board on issues related to the Independent Trustees and the composition and operation of the Board, and communicate with management on those issues. The Governance Committee also evaluates and nominates Trustee candidates. The members of the Governance Committees are: William H. Grigg (Chair), William P. Carmichael and Carl E. Mundy, Jr. The Governance Committee members are not "interested" persons (as defined in the 1940 Act). The Governance Committee generally does not consider unsolicited nominations to the Board.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports their activities to the full Board on a regular basis and are responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. The members of the Investment Committees are: William P. Carmichael (Chair), Edmund L. Benson, James B. Sommers and Thomas S. Word, Jr.

         Board Compensation

         Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis. For the period February 1, 2001 through December 31, 2001, the Board approved compensation arrangements, as follows:

Board Member                                      Annual Retainer: $65,000
                                                  Board Chairman: Additional 25% of the combined total of
                                                  the base annual retainer and all meeting fees received as a
                                                  Board Member.
                                                  Terms:  Payable in quarterly installments. Payable pro
                                                  rata for partial calendar year service. Allocated across
                                                  multiple registrants.
                                                  Meeting Fees: $5,000 per meeting for in-person meetings
                                                  (up to six meetings per calendar year) and $1,000 for
                                                  telephone meetings. Allocated across multiple registrants
                                                  convened at meetings.

Audit Committee Member (for Audit                 Chairman: Additional 10% of the combined total of the base
Committee Members only)                           annual retainer and all meeting fees received as a Board
                                                  Member or Audit Committee Member.
                                                  Committee Meeting Fees:  $1,000 per meeting if not held in connection with a regularly scheduled Board meeting.
                                                  Allocated across multiple registrants convened at meetings.

Governance Committee Member (for                  Chairman: Additional 10% of the combined total of the base
Governance Committee Members only)                annual retainer and all meeting fees received as a Board
                                                  Member or Governance Committee Member.
                                                  Committee Meeting Fees: $1,000 per meeting if not held in
                                                  connection with a regularly scheduled Board meeting.
                                                  Allocated across multiple registrants convened at meetings.

Investment Committee Member (for                  Chairman: Additional 10% of the combined total of the base
Investment Committee Members only)                annual retainer and all meeting fees received as a Board
                                                  Member or Investment Committee Member.
                                                  Committee Meeting Fees: $1,000 per meeting if not held in
                                                  connection with a regularly scheduled Board meeting.
                                                  Allocated across multiple registrants convened at meetings.
         For the period January 1, 2001 through February 1, 2001, the Boards were compensated according to the following schedule:
Board Member                                      Annual Retainer: $65,000
                                                  Board Chairman: Additional 20% of the base annual
                                                  retainer.
                                                  Terms: Payable in quarterly installments. Payable pro
                                                  rata for partial calendar year service. Allocated across
                                                  multiple registrants.
                                                  Meeting Fees: $5,000 per meeting for in-person meetings
                                                  (up to six meetings per calendar year) and $1,000 for
                                                  telephone meetings. Allocated across multiple registrants
                                                  convened at meetings.

Audit Committee Member                            Chairman: Additional 10% of the base retainer as Board
                                                  Member.
                                                  Meeting Fees: $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings. Allocated across multiple registrants convened
                                                  at meetings.

                                       39

Nominating Committee Member                       Meeting Fees: $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings. Allocated across multiple registrants convened
                                                  at meetings.
                  Compensation Table for the Fiscal Year Ended March 31, 2001


                                Aggregate          Pension or Retirement   Estimated        Total Compensation
                                Compensation       Benefits Benefits       Annual           from the Companies
                                from the Trust,    Accrued as Part of      Benefits Upon    and the Fund Complex
   Name of Director             NFI, NFT and       Fund Expenses/(3)/      Retirement       Paid to Directors/(2)/
                                NR/(1)/
   ------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT BOARD MEMBERS
   ------------------------------------------------------------------------------------------------------------------
   William P. Carmichael             $8,298                $1,800              $11,000              $26,852
   ------------------------------------------------------------------------------------------------------------------
   James Ermer/(4)/                  71,941                 8,000               49,000               90,225
   ------------------------------------------------------------------------------------------------------------------
   William H. Grigg                  75,126                 8,000               49,000              111,125
   ------------------------------------------------------------------------------------------------------------------
   Thomas F. Keller                  75,010                 8,000               49,000              112,000
   ------------------------------------------------------------------------------------------------------------------
   Carl E. Mundy                     73,446                 7,500               45,000               92,000
   ------------------------------------------------------------------------------------------------------------------
   Cornelius J. Pings                73,446                 7,500               45,000               92,000
   ------------------------------------------------------------------------------------------------------------------
   Charles B. Walker                 69,396                 7,500               45,000               87,000
   ------------------------------------------------------------------------------------------------------------------
                                               INTERESTED BOARD MEMBERS
   ------------------------------------------------------------------------------------------------------------------
   Edmund L. Benson, III            $73,446                $7,500              $45,000              $92,000
   ------------------------------------------------------------------------------------------------------------------
   James B. Sommers                  74,237                 7,500               45,000               93,000
   ------------------------------------------------------------------------------------------------------------------
   A. Max Walker                     85,413                 9,200               56,000              128,063
   ------------------------------------------------------------------------------------------------------------------
   Thomas S. Word, Jr.               74,237                 7,500               45,000               93,000

         ------------------------
         /(1)/ All Board Members receive reasonable reimbursements for expenses related to their attendance at meetings of the Boards. Except to the extent that
A. Max Walker, as Chairman of the Board of each Company, can be deemed to be an officer of such Company, no officers of the Companies receive direct remuneration from the Companies for serving in such capacities.

         /(2)/ Messrs. Grigg, Keller and A.M. Walker receive compensation from ten investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from six investment companies deemed to be part of the Nations Funds complex. Mr. Carmichael receives compensation from three investment companies deemed to be part of the Nations Funds complex.

         /(3)/ Total compensation amounts include deferred compensation payable to or accrued for the following Board Members: Edmund L. Benson, III $44,302; James Ermer $86,898; William H. Grigg $90,649; Thomas F. Keller $ 91,343; and Thomas S. Word $89,567.

         /(4)/ Mr. Ermer retired from the Board in February 2002.

         Retirement Plan

         On November 29, 2001, the Board approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Trustees have the option of a rollover into the Nations Funds Deferred Compensation Plan or to take a lump sum distribution, including interest, on January 1, 2003. The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

         Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect through December 31, 2001, each eligible Trustee may be entitled to certain benefits upon retirement from the board of one or more of the open-end investment companies ("funds") in the Nations Funds Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds.

         Nations Funds Deferred Compensation Plan

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Board Member for that calendar year. An application was submitted to and approved by the SEC to permit deferring Board Members to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Board Members' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Board Members' retirement benefits commence under the Retirement Plan. The Boards, in their sole discretion, may accelerate or extend such payments after a Board Member's termination of service. If a deferring Board Member dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Board Member's death. If a deferring Board Member dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Board Member. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Board Members have the status of unsecured creditors of the Companies from which they are deferring compensation.

         Beneficial Equity Ownership Information

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

         The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000;
D = $50,001-$100,000; and E = over $100,000.

               Beneficial Equity Ownership in Nations Funds Family
                      Calendar Year Ended December 31, 2001
                      -------------------------------------

                              Dollar Range of Equity Securities of        Aggregate Dollar Range of Equity
Board Member                  a Fund                                      Securities of Nations Funds Family
---------------------------------------------------------------------------------------------------------------
                                          INDEPENDENT BOARD MEMBERS
---------------------------------------------------------------------------------------------------------------
William P. Carmichael         MidCap Growth Fund - E                                      E
                              Small Company Growth Fund - E
                              International Value Fund - D
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------
William H. Grigg              SmallCap Index Fund - D                                     E
                              Value Fund - C
                              Intermediate Bond Fund - E
                              International Value Fund - D
                              Classic Value Fund - E
                              MidCap Index Fund - D
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------
Thomas F. Keller              Managed Index Fund - E                                      E


                              North Carolina Int. Bond Fund - E
                              Short-Intermediate Gov't Fund - E
                              SmallCap Index Fund - E
                              International Value Fund - E
                              Classic Value Fund - E
                              High Yield Bond Fund - E
                              Marsico Focused Equities Fund - C
                              Marsico 21/st/ Century Fund - B
                              MidCap Index Fund - E
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------
Carl E. Mundy                 Short-Term Income Fund - C                                  E
                              Value Fund - C
                              Convertible Securities Fund - C
                              Classic Value Fund - C
                              Global Value Fund - C
                              High Yield Bond Fund - C
                              LargeCap Value Fund - C
                              Marsico Focused Equities Fund - D
                              MidCap Value Fund - C
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------
Cornelius J. Pings            Intermediate Municipal Bond Fund - E                        E
                              Municipal Income Fund - E
                              Short-Term Muni. Income Fund - E
                              Small Company Fund - B
                              Strategic Growth Fund - E
                              California Reserves - D
                              Cash Reserves - C
                              Convertible Securities Fund - C
                              International Equity Fund - C
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------
Charles B. Walker             All Funds - A                                               A

---------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS
---------------------------------------------------------------------------------------------------------------
Edmund L. Benson, III         Managed Index Fund - C                                      E
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------
James B. Sommers              Bond Fund - E                                               E
                              Strategic Income Fund - E
                              Tax Exempt Reserves - E
                              Cash Reserves - D
                              Municipal Reserves - A
                              All Other Funds - A

---------------------------------------------------------------------------------------------------------------
A. Max Walker                 Classic Value Fund - D                                      E
                              Global Value Fund - E
                              High Yield Bond Fund - C
                              LargeCap Value Fund - C
                              Marsico Focused Equities Fund - E
                              MidCap Value Fund - C
                              All Other Funds - A

--------------------------------------------------------------------------------
Thomas S. Word, Jr.           Short-Term Income Fund - E                       E
                              Cash Reserves - D
                              Convertible Securities Fund - D
                              International Value Fund - D
                              Marsico 21st Century Fund - D
                              All Other Funds - A

         Ownership of Securities of Adviser, Distributor, or Related Entities

         None of the Independent Board Members and/or their immediate family members own securities of the adviser, the distributor, or any entity controlling, controlled by, or under common control with the adviser or the distributor.

         Disclosure of Other Transactions Involving Board Members

         Mr. Grigg has an individual retirement account and two revocable trust brokerage accounts maintained at Bank of America and for which Bank of America serves as trustee. Mr. Grigg also maintains a brokerage account at Bank of America with a value of approximately $600,000.

         Mr. Keller has opened a line of credit with Bank of America, the maximum amount under which is $100,000. Mr. Keller also maintains a brokerage account at Bank of America with at value of approximately $50,000.

         Mr. Word maintains an individual retirement account, managed on a discretionary basis, by Bank of America valued in excess of $300,000.

         Approval of Advisory and Sub-Advisory Agreements

         Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve annually the Advisory Agreements for the Funds. At each quarterly meeting the Board reviews the performance information and nature of services provided by the Advisers. At least annually, the Board is provided with quantitative and qualitative information to assist the Board in evaluating whether to approve the continuance of the Advisory Agreements. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the Advisers, a description of the quality of services provided by the Advisers, as well as information about the financial condition of the Advisers.

         Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

         The Board reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a group of funds that was similar to the specific Fund ("Peer Group"), the relevant Lipper category of funds ("Lipper Group"), and an appropriate broad-based market index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund's total return throughout a specific time-period. The Board also reviewed, for each Fund as compared to its Peer Group and Lipper Group, the: (i) combined contractual advisory and administration fees; (ii) net expense ratios; (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (i.e.

breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund's asset levels.

         The Board received and reviewed copies of each Adviser's latest Form ADV. In addition, the Board analyzed each Adviser's background and services that it provides to the Funds. Among other things, the Board reviewed and discussed the investment philosophy and experience of each Adviser. The Board discussed the fact that the primary investment adviser has established an investment program for each Fund and supervised and evaluated the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds. The Board recognized that the primary investment adviser has expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee multiple sub-advisers many of whom have different investment philosophies and styles. The Board also recognized that the primary investment adviser's oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers' internal compliance policies relating to the respective Codes of Ethics and the Advisers' policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Portfolios and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of communications from Portfolio shareholders received by the Advisers, the Funds or the Funds' transfer agent since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser and the level of attention given to the Funds by senior investment personnel of each Adviser.

         In addition to the above considerations, the Board also analyzed certain factors relating specifically to sub-advisers. For example, the Board considered the sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Funds. The Board also reviewed the sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. The Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

         Finally, in evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel. Similarly, the Board reviewed each entity's ability to provide a competitive compensation package, including incentive and retirement plans, to its employees such that each entity would be able to attract and retain high-quality employees. In addition, the Board reviewed recent and anticipated hirings and departures of personnel, the Advisers' policies relating to assignment of personnel devoted to the Funds, and the general nature of the compensation structure applicable to portfolio managers and key personnel.

         Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination, was based on the following factors more fully discussed above: (i) level of profits realized by the primary investment adviser from its advisory arrangement with the Funds; (ii) an analysis of advisory fees paid by the Funds compared to other similar funds;
(iii) the scope of each Adviser's background and experience; (iv) and the quality of services provided by each of the Advisers.

         Codes of Ethics

         The Trust, each Adviser and Stephens have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Board Members, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, Advisers and Stephens are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
               ---------------------------------------------------

         As of July 1, 2001, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds, shown below, in that it is deemed to beneficially own greater than 25% of the outstanding shares of a Fund by virtue of its fiduciary or trust roles.

         As of July 1, 2001, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) is:

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
SmallCap Value Fund                R      Stephens Inc.                                  1          100      25
Primary A                                 111 Center Street
                                          Little Rock, AR  72201
SmallCap Value Fund                R      Stephens Inc.                                  1          100      25
Investor A                                111 Center Street
                                          Little Rock, AR  72201
SmallCap Value Fund                R      Stephens Inc.                                  1          100      25
Investor B                                111 Center Street
                                          Little Rock, AR  72201
SmallCap Value Fund                R      Stephens Inc.                                  1          100      25
Investor C                                111 Center Street
                                          Little Rock, AR  72201

KANSAS INCOME FUND INVESTOR A      R      GTRUST                                     15,521.98      5.06    0.15
                                          PO BOX 2127
                                          TOPEKA KS 66601-2127

KANSAS INCOME FUND INVESTOR A      R      NFSC FEBO # W52-044652                    178,550.38     58.29    1.73
                                          DOUGLAS J TERNES
                                          12011 HICKORY LANE
                                          WICHITA KS 67235

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
KANSAS INCOME FUND INVESTOR A      R      NFSC FEBO # W52-003573                     24,799.02      8.09    0.24
                                          V KATHERYN & JIM F COPELAND TTEE
                                          V KATHERYN COPELAND REV TR/UA 11
                                          1400 N WOODLAWN APT 6C
                                          WICHITA KS 67208

KANSAS INCOME FUND INVESTOR A      R      JARNAT                                     30,343.50      9.90    0.29
                                          C/O FIRST NATIONAL BANK
                                          PO BOX 545
                                          WINFIELD KS 67156

KANSAS INCOME FUND INVESTOR B      R      NFSC FEBO # W52-037605                     25,570.36     99.99    0.25
                                          ARLENE E BEHRING
                                          1440 N GATEWOOD #27
                                          WICHITA KS 67206

KANSAS INCOME FUND INVESTOR C      R      STEPHENS INC                                 1.001       100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

KANSAS INCOME FUND PRIMARY A       B      BANK OF AMERICA NA                       9,997,410.52    99.99    96.79
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

LIFEGOAL BALANCED GROWTH           B      STATE STREET BANK & TRUST CO TTEE         159,702.514    28.15    1.29
PORTFOLIO INVESTOR A                      FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

LIFEGOAL BALANCED GROWTH           B      STATE STREET BANK & TRUST CO TTEE         111,575.222    47.99    1.29
PORTFOLIO INVESTOR C                      FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

LIFEGOAL BALANCED GROWTH           B      BANK OF AMERICA NA TTEE                  18,339,847.39   99.94    87.50
PORTFOLIO PRIMARY A                       NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

LIFEGOAL BALANCED GROWTH           R      BNY CUST ROLLOVER IRA FBO                  27,371.69     85.35    0.13
PORTFOLIO PRIMARY B                       MICHAEL CARDELINO
                                          1712 FLATWOOD DRIVE
                                          FLOWER MOUND TX 75028

LIFEGOAL BALANCED GROWTH           R      BNY CUST SEP IRA FBO                       4,688.89      14.62    0.02
PORTFOLIO PRIMARY B                       RONALD E ROSS
                                          4004 NEW TOWN RD
                                          WAXHAW NC 28173-9759

LIFEGOAL GROWTH PORTFOLIO          B      STATE STREET BANK & TRUST CO TTEE          82,352.99     30.93    0.84
INVESTOR C                                FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

LIFEGOAL GROWTH PORTFOLIO          B      BANK OF AMERICA NA TTEE                  6,300,428.50    98.37    63.96
PRIMARY A                                 NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

LIFEGOAL GROWTH PORTFOLIO          R      BNY CUST IRA FBO                            698.28       99.79    0.01
PRIMARY B                                 FRANK W TIMPA
                                          PO BOX 612
                                          FORT MYERS FL 33902-0000

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
LIFEGOAL INCOME & GROWTH           R      BNY CUST FBO                               10,783.42      5.66    0.37
PORTFOLIO INVESTOR A                      MARSHA L BREWER
                                          SEP IRA PLAN
                                          9907 FLOYD ST
                                          OVERLAND PARK KS 66212

LIFEGOAL INCOME & GROWTH           B      DIVERSIFIED INVESTMENT ADVISORS            12,804.16      6.72    0.44
PORTFOLIO INVESTOR A                      ATTN: BHEESHAM PERSAUD
                                          MAIL DROP 2-52
                                          4 MANHATTANVILLE ROAD
                                          PURCHASE NY 10577-2119

LIFEGOAL INCOME & GROWTH           B      STATE STREET BANK & TRUST CO TTEE          45,681.17     23.98    10.73
PORTFOLIO INVESTOR A                      FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

LIFEGOAL INCOME & GROWTH           B      STATE STREET BANK & TRUST CO TTEE          73,924.96     59.54    10.73
PORTFOLIO INVESTOR C                      FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

LIFEGOAL INCOME & GROWTH           B      DONALD R ATKINS AND                        8,333.48       6.71    0.28
PORTFOLIO INVESTOR C                      DAVID R MORGAN TTEES
                                          LYNDON STEEL 401K PROFIT SHARING PL
                                          1947 UNION CROSS ROAD
                                          WINSTON-SALEM NC 27107

LIFEGOAL INCOME & GROWTH           B      BANK OF AMERICA NA TTEE                  1,882,576.11    99.73    64.23
PORTFOLIO PRIMARY A                       NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

LIFEGOAL INCOME & GROWTH           R      STEPHENS INC                                 1.23        100.00   0.00
PORTFOLIO PRIMARY B                       ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

ASSET ALLOCATION FUND              B      SEAFIRST BANK                            7,998,490.28    66.78    37.57
INVESTOR A                                FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548

ASSET ALLOCATION FUND              B      MERRILL LYNCH, PIERCE, FENNER              17,190.23      8.02    0.08
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

ASSET ALLOCATION FUND              B      STATE STREET BANK & TRUST CO TTEE          99,360.89     46.36    0.47
INVESTOR C                                FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

ASSET ALLOCATION FUND PRIMARY      B      BANK OF AMERICA NA                       2,106,289.28    98.25    9.89
A                                         ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

ASSET ALLOCATION FUND PRIMARY      R      STEPHENS INC                                 1.73        100.00   0.00
B                                         ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
BOND FUND INVESTOR A               B      COBATCO C/O SYNOVUS TRUST CO             1,793,991.93    36.31    0.72
                                          OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

BOND FUND INVESTOR B               B      MERRILL LYNCH, PIERCE, FENNER              59,434.10      6.17    0.03
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

BOND FUND INVESTOR C               R      BNY CUST IRA FBO                           10,707.13      6.90    0.00
                                          JAMES A BLANCHARD
                                          9 LAS BRISAS
                                          AUSTIN TX 78746

BOND FUND INVESTOR C               B      MERRILL LYNCH, PIERCE, FENNER              19,546.35     12.60    0.03
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

BOND FUND INVESTOR C               B      SUMMERVILLE PEDIATRICS PA                  21,535.89     13.89    0.01
                                          PROFIT SHARING PLAN
                                          312 MIDLAND PARKWAY
                                          SUMMERVILLE SC 29485-8114

BOND FUND INVESTOR C               R      NFSC FEBO # W80-059390                     8,370.12       5.39    0.00
                                          HELEN E SOLBERG TTEE
                                          HELEN ELIZABETH SOLBERG TRUST
                                          U/A 11/4/96
                                          183 3RD AVE #509
                                          CHULA VISTA CA 91910

BOND FUND INVESTOR C               R      CARVER DEVELOPMENT BOARD                   9,052.57       5.83    0.00
                                          ENDOWMENT FUND
                                          226 N HACKBERRY ST
                                          SAN ANTONIO TX 78202

BOND FUND PRIMARY A                B      BANK OF AMERICA NA                      223,017,281.22   92.03    89.79
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

BOND FUND PRIMARY B                R      STEPHENS INC                                 1.05        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA BOND FUND INVESTOR      R      NFSC FEBO # W73-620181                     42,389.69      5.04    0.16
B                                         HAZEL A NELSON TTEE
                                          OF THE NELSON FAMILY TRUST
                                          U/A 7/28/92
                                          P O BOX 1457
                                          WHITTIER CA 90609

CALIFORNIA BOND FUND INVESTOR      R      BANC OF AMERICA INVESTMENT SERVICES        42,912.46      5.10    0.16
B                                         FBO 390139091
                                          185 BERRY ST.
                                          3RD FLOOR #12640 SAN FRANCISCO CA 94107

CALIFORNIA BOND FUND INVESTOR      R      NFSC FEBO # W79-686131                     54,042.90      6.42    0.20
B                                         ESHAGH ESHAGHADEH
                                          631 S OLIVE ST #555 & 565
                                          LOS ANGELES CA 90014

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
CALIFORNIA BOND FUND INVESTOR      R      NFSC FEBO # W80-075507                     27,566.32      9.73    0.10
C                                         JOSE L MAZON
                                          NORMA MAZON
                                          1293 GAYWOOD ST
                                          SAN DIEGO CA 92154

CALIFORNIA BOND FUND INVESTOR      B      MERRILL LYNCH, PIERCE, FENNER              31,752.16     11.21    0.12
C                                         & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CALIFORNIA BOND FUND INVESTOR      R      NFSC FEBO # W75-610682                     33,899.28     11.97    0.13
C                                         DENNIS REN YEON WONG
                                          1262 TAINAN PL
                                          SAN JOSE CA 95131

CALIFORNIA BOND FUND INVESTOR      R      BANC OF AMERICA INVESTMENT SERVICES        34,435.90     12.16    0.13
C                                         FBO 370510421
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS WA1-501-31-10
                                          SEATTLE  WA 981243701
                                          SEATTLE WA 981243701

CALIFORNIA BOND FUND INVESTOR      R      BANC OF AMERICA INVESTMENT SERVICES        37,128.02     13.11    0.14
C                                         FBO 330109681
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS WA1-501-31-10
                                          SEATTLE  WA 981243701

CALIFORNIA BOND FUND INVESTOR      R      NFSC FEBO # W75-043389                     41,235.06     14.56    0.15
C                                         CHEUK WONG LEE
                                          19TH FL 78-B
                                          MEI FOO SUN CHUEN
                                          KOWLOON HONGKONG
                                          CHINA, PEOPLES REPUBLIC

CALIFORNIA BOND FUND PRIMARY A     B      BANK OF AMERICA NA                       5,913,084.23    99.99    22.06
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CALIFORNIA RESERVES INVESTOR B     R      NFSC FEBO # W80-004251                       1.21        10.79    0.00
                                          DUKEE KWON
                                          22545 SKYLINE DR.
                                          YORBA LINDA CA 92887

CALIFORNIA RESERVES INVESTOR B     R      STEPHENS INC                                 10.00       89.20    0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA RESERVES INVESTOR C     R      STEPHENS INC                                 10.00       100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA RESERVES ADVISER        R      LEWCO SECURITIES                         18,936,586.76    5.44    1.12
                                          00034 EXCHANGE PLACE PLAZA 2
                                          JERSEY CITY NJ 07311-3988

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
CALIFORNIA RESERVES ADVISER        B      NATIONAL FINANCIAL FOR THE              281,752,936.24   81.01    42.95
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CALIFORNIA RESERVES CAPITAL        R      AMERICAN INDUSTRIAL PARTNERS             1,500,108.62    87.65    0.09
                                          ONE MARITIME PLAZA #2525
                                          SAN FRANCISCO CA 94111

CALIFORNIA RESERVES CAPITAL        R      INTEGRAL CAPITAL MGMT III LP              211,326.88     12.34    0.01
                                          ATTN SUSAN BIGLIERI
                                          2750 SAND HILL ROAD
                                          MENLO PARK CA 94025

CALIFORNIA RESERVES DAILY          B      NATIONAL FINANCIAL FOR THE              212,811,648.37   27.29    42.95
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CALIFORNIA RESERVES                R      STEPHENS INC                                 10.00       100.00   0.00
INSTITUTIONAL                             ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA RESERVES DAILY          B      BA INVESTMENT SERVICES INC              566,043,195.65   72.59    33.39
                                          FOR THE BENEFIT OF CUSTOMERS
                                          UNIT 17852 ATTN H DAVID JONES 3RD
                                          PO BOX 7042
                                          SAN FRANCISCO CA 94120

CALIFORNIA RESERVES INVESTOR       B      NATIONAL FINANCIAL FOR THE              233,547,637.90   97.38    42.95
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CALIFORNIA RESERVES LIQUIDITY      R      STEPHENS INC                                 25.08       100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA RESERVES MARKET         R      STEPHENS INC                                 25.08       100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA RESERVES SERVICES       R      STEPHENS INC                                 25.08       100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA RESERVES TRUST          B      BANK OF AMERICA NA                      323,523,871.79   99.12    19.08
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
NAIONS CAPITAL GROWTH FUND         B      MERCANTILE SAFE DEP & TRUST CO TTEE       244,480.40      6.06    0.36
INVESTOR A                                CASE COMMUNICATIONS DEFINED BENEFIT
                                          PLAN  A/C# 3400306
                                          U/A DTD 05/28/1984
                                          766 OLD HAMMONDS FERRY RD
                                          LINTHICUM MD 21090

CAPITAL GROWTH FUND INVESTOR C     R      NFSC FEBO # W13-653160                     21,916.90      5.06    0.03
                                          NFSC/FMTC IRA ROLLOVER
                                          FBO HERBERT HALPERIN
                                          6905 NEVIS RD
                                          BETHESDA MD 20817

CAPITAL GROWTH FUND INVESTOR C     R      NFSC FEBO # W16-719625                     27,376.81      6.33    0.04
                                          NFSC/FMTC IRA
                                          FBO JAMES A HULLENDER
                                          211 BLUEBIRD RD
                                          LAKE LURE NC 28746

CAPITAL GROWTH FUND INVESTOR C     B      E LARRY FONTS TTEE FBO                     28,799.34      6.66    0.04
                                          CENTRAL DALLAS ASSOCIATION
                                          PROFIT SHARING PLAN
                                          1201 ELM STREET SUITE 5310
                                          DALLAS TX 75270

CAPITAL GROWTH FUND PRIMARY A      B      BANK OF AMERICA NA                       57,229,894.53   98.13    83.36
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CAPITAL GROWTH FUND PRIMARY B      R      STEPHENS INC                                 1.66        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CASH RESERVES ADVISER              B      NATIONAL FINANCIAL FOR THE              733,113,941.31   10.87    16.55
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CASH RESERVES ADVISER              R      SECURITY PACIFIC CASH MANAGEMENT        908,867,600.00   13.48    1.65
                                          C/O BOFA-GPO M/C CA4-706-04-13
                                          ATTN REGINA OLSEN--4TH FLOOR
                                          1850 GATEWAY BLVD # 5533
                                          CONCORD CA 94520-3275

CASH RESERVES ADVISER              B      NATIONSBANK OF TEXAS NA AGENT FBO       910,664,860.75   13.51    1.66
                                          GLOBAL FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202

CASH RESERVES INVESTOR B           R      NFSC FEBO # W17-692956                   1,617,644.23     5.44    0.00
                                          L-J INC #1
                                          BANK OF AMERICA COLLATERAL LN
                                          ATT TRIPP WHITENER SC3240-03-05
                                          NATIONSBANK PO BOX 448
                                          COLUMBIA SC 29202

CASH RESERVES INVESTOR C           R      LEGG MASON WOOD WALKER INC.               121,229.22      9.34    0.00
                                          309-70465-14
                                          PO BOX 1476
                                          BALTIMORE, MD 21202

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
CASH RESERVES INVESTOR C           R      NFSC FEBO # W52-048305                    200,000.000    15.40    0.00
                                          CATHERINE R BECK
                                          RICHARD BECK
                                          3214 W 101 STREET
                                          LEAWOOD  KS 66206

CASH RESERVES INVESTOR C           B      RITCHEY M MARBURY III TTEE                 81,863.75      6.30    0.00
                                          MARBURY ENGINEERING CO
                                          PROFIT SHARING PLAN
                                          2334 LAKE PARK DR
                                          ALBANY GA 31707

CASH RESERVES INVESTOR C           R      NFSC FEBO # W77-642860                     83,924.36      6.46    0.00
                                          TIMOTHY B ELL
                                          VERA ELL ELL-JACOBS
                                          TINA ELL-JACOBS
                                          1915 NE BRYANT ST
                                          PORTLAND OR 97211

CASH RESERVES CAPITAL              B      BANC OF AMERICA LLC                     1,278,747,769.89  6.43    2.32
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

CASH RESERVES CAPITAL              B      THE BANK OF NEW YORK                    1,632,500,000.00  8.21    2.97
                                          AS AGENT FOR ITS SECURITIES
                                          LENDING CUSTOMERS
                                          101 BARCLAY ST
                                          NEW YORK NY 10286

CASH RESERVES CAPITAL              B      BANK OF AMERICA NA                      2,091,832,562.55 10.52    3.80
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CASH RESERVES DAILY                B      BA INVESTMENT SERVICES INC              4,757,174,680.90 32.87    8.65
                                          FOR THE BENEFIT OF CUSTOMERS
                                          UNIT 17852 ATTN H DAVID JONES 3RD
                                          PO BOX 7042
                                          SAN FRANCISCO CA 94120

CASH RESERVES DAILY                B      NATIONAL FINANCIAL FOR THE              7,383,082,168.96 51.02    16.55
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CASH RESERVES INSTITUTIONAL        B      BANK OF AMERICA-SHORT TERM ASSET        330,434,000.00   30.83    0.60
                                          MANAGEMENT
                                          231 S LASALLE ST
                                          IL1-231-04-02
                                          CHICAGO IL 60697

CASH RESERVES INSTITUTIONAL        R      HARE & CO, BANK OF NEW YORK              96,981,286.07    9.05    0.63
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

CASH RESERVES INVESTOR             R      SILICON VALLEY BANK                     4,739,787,773.47 77.39    8.62
                                          ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
CASH RESERVES INVESTOR             B      NATIONAL FINANCIAL FOR THE              989,075,757.36   16.15    16.55
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CASH RESERVES SERVICES             R      NATIONSBANK SWP DISBURSEMENT NC         458,500,000.00   44.70    0.83
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

CASH RESERVES TRUST                B      BANK OF AMERICA NA                      1,948,310,066.93 88.51    3.54
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CASH RESERVES TRUST                R      HARE & CO, BANK OF NEW YORK             248,594,152.77   11.29    0.63
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

CASH RESERVES MARKET               R      NATIONSBANK SWP DISBURSEMENT NC         3,442,000,000.00 99.12    6.26
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

CLASSIC VALUE FUND INVESTOR A      R      NFSC FEBO # W26-034444                     24,608.65      6.77    0.50
                                          JOE L ARNOLD
                                          PO BOX 1300
                                          BRISTOL VA 24203

CLASSIC VALUE FUND INVESTOR A      B      NFSC FEBO # W26-774561                     36,617.24     10.07    0.74
                                          PROFIT SHARING PLAN P/ADM
                                          GENERAL ASSURANCE OF AMERICA I
                                          DTD 06/18/73
                                          PO BOX 9469
                                          RICHMOND VA 23228

CLASSIC VALUE FUND INVESTOR A      B      MERRILL LYNCH, PIERCE, FENNER              55,075.71     15.15    3.40
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CLASSIC VALUE FUND INVESTOR A      B      MERCANTILE SAFE DEPST & TRUST TTEE         57,105.26     15.71    1.15
                                          FBO CARTERET GENERAL HOSP MPPP TRST
                                          U/A DATED 10/08/98
                                          766 OLD HAMMONDS FERRY RD
                                          LINTHICUM MD 21090

CLASSIC VALUE FUND INVESTOR B      B      MERRILL LYNCH, PIERCE, FENNER              43,490.08      7.63    3.40
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CLASSIC VALUE FUND INVESTOR C      B      MERRILL LYNCH, PIERCE, FENNER              69,475.42      6.08    3.40
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
CLASSIC VALUE FUND PRIMARY A       B      BANK OF AMERICA NA                       2,774,311.78    96.50    56.06
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CONVERTIBLE SECURITIES FUND        B      MERRILL LYNCH, PIERCE, FENNER             312,418.46      7.18    1.61
INVESTOR B                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CONVERTIBLE SECURITIES FUND        B      STATE STREET BANK & TRUST CO TTEE         128,970.19     14.81    0.41
INVESTOR C                                FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

CONVERTIBLE SECURITIES FUND        B      MERRILL LYNCH, PIERCE, FENNER             195,006.33     22.39    1.61
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CONVERTIBLE SECURITIES FUND        B      BANK OF AMERICA NA                       5,722,183.67    88.93    18.17
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CONVERTIBLE SECURITIES FUND        R      BANC OF AMERICA SECURITIES LLC            619,077.81      9.62    1.97
PRIMARY A                                 131-00002-19
                                          CA5-801-07-13
                                          600 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94111

EMERGING MARKETS FUND              B      CHARLES SCHWAB & CO INC                   123,729.81     22.16    3.24
INVESTOR A                                SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

EMERGING MARKETS FUND              B      CENTRAL TX COLLEGE EMP PP&TR DTD 8/       230,860.62     41.36    6.05
INVESTOR A                                PEN PLAN ADMIN / TTEES: HIDY/LIBERT
                                          YOUNG/WAITE/AITKEN/ERSKINE
                                          MOR-NATIONS EMERGING-EQUITY
                                          PO BOX 1800
                                          KILLEEN  TX 765401800

EMERGING MARKETS FUND              B      CENTRAL TX EMPL SUPPL P&TR DTD 8/24        32,621.61      5.84    0.86
INVESTOR A                                PEN PLAN ADMIN / TTEES: HIDY/LIBERT
                                          YOUNG/WAITE/AITKEN/ERSKINE
                                          MOR-NATIONS EMERGING - EQUITY
                                          PO BOX 1800
                                          KILLEEN  TX 765401800

EMERGING MARKETS FUND              R      CIBC WORLD MARKETS CORP.                   1,065.48       9.64    0.03
INVESTOR C                                FBO 020-63009-15
                                          P.O. BOX 3484
                                          CHURCH STREET STATION
                                          NEW YORK, NY 10008-3484

EMERGING MARKETS FUND              R      NFSC FEBO # W52-602817                     1,131.22      10.24    0.03
INVESTOR C                                NFS/FMTC IRA
                                          FBO AUGUSTA J NELSON
                                          706 MITCHELL
                                          OAK GROVE  MO 64075

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND              R      NFSC FEBO # W52-693553                     1,476.83      13.37    0.04
INVESTOR C                                JOSEPH JAMES MULVANEY
                                          P O BOX 4703
                                          DES MOINES  IA 50306

EMERGING MARKETS FUND              R      CIBC WORLD MARKETS CORP.                    552.64        5.00    0.01
INVESTOR C                                FBO 320-20636-10
                                          P.O. BOX 3484
                                          CHURCH STREET STATION
                                          NEW YORK, NY 10008-3484

EMERGING MARKETS FUND              B      MERRILL LYNCH, PIERCE, FENNER               590.00        5.34    0.02
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

EMERGING MARKETS FUND              R      NFSC FEBO # W17-648345                      600.74        5.44    0.02
INVESTOR C                                NFSC/FMTC IRA
                                          FBO CARROLL L TERRELL
                                          6502 WOODROW TERR
                                          RICHMOND  VA 23228

EMERGING MARKETS FUND              R      CIBC WORLD MARKETS CORP.                    706.52        6.39    0.02
INVESTOR C                                FBO 020-70721-17
                                          P.O. BOX 3484
                                          CHURCH STREET STATION
                                          NEW YORK, NY 10008-3484

EMERGING MARKETS FUND              R      NFSC FEBO # 186-079626                      956.02        8.65    0.03
INVESTOR C                                FMT CO CUST IRA
                                          FBO RODNEY E GOODMAN
                                          1834 230TH AVE NE
                                          REDMOND  WA 98074

EMERGING MARKETS FUND              B      BANK OF AMERICA NA                       2,625,918.10    86.43    68.84
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

EMERGING MARKETS FUND              B      NATIONS LIFEGOAL PORTFOLIOS INC           340,848.12     11.21    8.94
PRIMARY A                                 LIFEGOAL GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

EMERGING MARKETS FUND              R      STEPHENS INC                                 2.43        100.00   0.00
PRIMARY B                                 NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

FINANCIAL SERVICES FUND            R      JOHN W ZIMMERMAN &                         1,516.68      43.54    0.29
INVESTOR A                                MARY T ZIMMERMAN JTWROS
                                          809 CASTLE FOREST CT
                                          BALLWIN MO 63021

FINANCIAL SERVICES FUND            R      NFSC FEBO # W81-006580                      276.75        7.94    0.05
INVESTOR A                                NFS/FMTC SEP IRA
                                          FBO MARK J GLASSMAN
                                          4 MOUNTAIN VIEW RD
                                          WEST HAVEN   CT 06516

FINANCIAL SERVICES FUND            R      NFSC FEBO # EMP-072060                      300.00        8.61    0.06
INVESTOR A                                BRIAN HAGLER
                                          BRIDGET HAGLER
                                          270 COVENTRY WAY
                                          HIGHLAND  IL 62249

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND            R      NFSC FEBO # EMP-104183                      478.47       13.73    0.09
INVESTOR A                                MICHAEL J ANCELL
                                          PAMELA S ANCELL
                                          1203 CHAVANIAC DRIVE
                                          BALLWIN  MO 63011

FINANCIAL SERVICES FUND            R      NFSC FEBO # W38-612324                      597.02       17.14    0.12
INVESTOR A                                NFSC/FMTC IRA
                                          FBO JEFFREY K SMITH
                                          5348 SUNNY FIELD CT
                                          ELLICOTT CITY   MD 21043

FINANCIAL SERVICES FUND            R      BANC OF AMERICA INVESTMENT SERVICES        2,868.07      29.13    0.56
INVESTOR B                                FBO 320413601
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS
                                          WA1-501-31-10 SEATTLE WA 981243701

FINANCIAL SERVICES FUND            R      NFSC FEBO # W81-658677                      518.59        5.26    0.10
INVESTOR B                                JOAN C ANJUM CUST
                                          JALEEL S ANJUM UTMA NV
                                          2891 AUGUSTA DR
                                          LAS VEGAS NV 89109

FINANCIAL SERVICES FUND            R      NFSC FEBO # W81-658685                      518.59        5.26    0.10
INVESTOR B                                JOAN C ANJUM CUST
                                          REHMAN S ANJUM UTMA NV
                                          2891 AUGUSTA DR
                                          LAS VEGAS NV 89109

FINANCIAL SERVICES FUND            R      NFSC FEBO # W81-658693                      518.59        5.26    0.10
INVESTOR B                                JOAN C ANJUM CUST
                                          SOFIA E ANJUM UTMA NV
                                          2891 AUGUSTA DR
                                          LAS VEGAS NV 89109

FINANCIAL SERVICES FUND            R      NFSC FEBO # W14-097926                      534.79        5.43    0.10
INVESTOR B                                NFS/FMTC IRA
                                          FBO JAMES W MAXWELL
                                          1060 TWIN LAKES RD
                                          ATHENS GA 30606

FINANCIAL SERVICES FUND            R      NFSC FEBO # W77-159247                      648.82        6.59    0.13
INVESTOR B                                NFSC/FMTC IRA
                                          FBO GARY L CAMPBELL
                                          16701 N MCDONALD
                                          PROSSER WA 99350

FINANCIAL SERVICES FUND            R      PAINEWEBBER FOR THE BENEFIT OF              728.16        7.39    0.14
INVESTOR B                                JERRY J BOYER &
                                          SHEILA F BOYER JTWROS
                                          18761-6 HAYWOOD TERRACE
                                          BOCA RATON FL 33496-6645

FINANCIAL SERVICES FUND            R      NFSC FEBO # W65-091022                      988.14       10.03    0.19
INVESTOR B                                NILDA RICHARDS
                                          720 S BREVARD AVENUE #117
                                          COCOA BEACH FL 32931

FINANCIAL SERVICES FUND            R      STEPHENS INC                                 1.00        100.00   0.00
INVESTOR C                                ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND            B      BANC OF AMERICA ADVISORS INC              500,000.00     99.80    97.22
PRIMARY A                                 ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

FL INTER. BOND FUND INVESTOR A     B      COBATCO C/O SYNOVUS TRUST CO              128,288.53     21.07    0.56
                                          OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

FL INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W65-066230                     30,812.03      5.06    0.13
                                          BRUCE D MCALLISTER
                                          1400 GREEN COVE RD
                                          WINTER PARK FL 32789

FL INTER. BOND FUND INVESTOR A     R      GERTRUDE L WOOD TTEE                       31,263.34      5.13    0.14
                                          U/A DTD FEB 26, 1991
                                          GERTRUDE L WOOD REV TRUST
                                          161 CYPRESS VIEW DR
                                          NAPLES FL 34113

FL INTER. BOND FUND INVESTOR A     B      FIRBAN & CO                                37,388.70      6.14    0.16
                                          FBO JOANNE B ALMAND TUA II
                                          C/O AMSOUTH BANK
                                          ATTN: MUTUAL FUND DEPT
                                          PO BOX 12365
                                          BIRMINGHAM AL 35202-1426

FL INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W66-017817                     23,376.54      5.14    0.10
                                          JOSEPH EL MANN
                                          4201 NO OCEAN BLVD #C509
                                          BOCA RATON FL 33431

FL INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W62-059013                     1,305.24       8.01    0.01
                                          STANTON T COOK
                                          TOD KENNETH EDWARD COOK
                                          TOD STANTON THOMAS COOK III
                                          1918 SUNNY PALM DR
                                          ORMOND BEACH FL 32174

FL INTER. BOND FUND INVESTOR C     R      DORIS R BOMSTEIN AND SANFORD               10,439.64     64.14    0.05
                                          SANFORD BOMSTEIN TTEES
                                          DORIS R BOMSTEIN TRUST
                                          U/A/D 08/20/91
                                          3000 S OCEAN BLVD APT 1201
                                          BOCA RATON FL 33432

FL INTER. BOND FUND INVESTOR C     B      MERRILL LYNCH, PIERCE, FENNER              4,415.21      27.12    0.02
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

FL INTER. BOND FUND PRIMARY A      B      BANK OF AMERICA NA                       21,882,735.80   100.00   95.30
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

FL BOND FUND INVESTOR A            B      NATIONAL FINANCIAL SVS CORP              2,826,426.14    59.69    19.48
                                          FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          CHURCH STREET STATION
                                          PO BOX 3908
                                          NEW YORK NY 10008-3908

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
FL BOND FUND INVESTOR C            R      NFSC FEBO # W64-048550                     2,191.55      24.22    0.02
                                          THOMAS W BROWN
                                          RT 20 BOX 2130
                                          LAKE CITY FL 32055

FL BOND FUND INVESTOR C            B      MERRILL LYNCH, PIERCE, FENNER              6,542.16      72.31    0.05
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

FL BOND FUND PRIMARY A             B      BANK OF AMERICA NA                       8,689,968.71    99.88    59.90
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GA INTER. BOND FUND INVESTOR A     R      WACHOVIA SECURITIES, INC.                 161,162.67     13.68    1.14
                                          FBO 402-08416-17
                                          P.O. BOX 1220
                                          CHARLOTTE NC 28201-1220
                                          CHARLOTTE NC 28201-1220

GA INTER. BOND FUND INVESTOR A     B      TRENT & CO                                 60,836.50      5.16    0.43
                                          C/O OLD KENT BANK
                                          ATTN TRUST SECURITIES/MUTUAL
                                          FUND SPECIALIST
                                          4420 44TH ST STE A
                                          GRAND RAPIDS MI 49512-4011

GA INTER. BOND FUND INVESTOR A     R      WACHOVIA BANK NA CO-TTEE                   65,235.33      5.53    0.46
                                          OF LSW-S
                                          P O BOX 3073
                                          301 N MAIN ST MC NC-31057
                                          WINSTON-SALEM NC 27150

GA INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W14-004162                     75,430.05      6.40    0.54
                                          ALICE HINTON RAY
                                          P O BOX 415
                                          DACULA GA 30019

GA INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W14-086592                     76,903.56      6.52    0.55
                                          JAMES T WILLOUGHBY
                                          451 CHESTNUT HILL RD
                                          MARIETTA GA 30064

GA INTER. BOND FUND INVESTOR B     R      WACHOVIA SECURITIES, INC.                 254,882.29     40.65    1.81
                                          FBO 564-70081-18
                                          P.O. BOX 1220
                                          CHARLOTTE, NC 28201-1220

GA INTER. BOND FUND INVESTOR B     R      WACHOVIA SECURITIES, INC.                  32,890.61      5.24    0.23
                                          FBO 564-70080-19
                                          P.O. BOX 1220
                                          CHARLOTTE NC 28201-1220

GA INTER. BOND FUND INVESTOR C     R      PAINEWEBBER FOR THE BENEFIT OF             11,552.68     14.51    0.08
                                          KAY S COLLINS
                                          1512 NORTH CHENEY DR
                                          VIDALIA GA 30474-4322

GA INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W14-652571                     51,047.04     64.12    0.36
                                          LETTY C CAGLE
                                          DOUGLAS CAGLE
                                          APT 318 8592 ROSWELL RD
                                          ATLANTA GA 30350

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
GA INTER. BOND FUND PRIMARY A      B      BANK OF AMERICA NA                       12,208,391.99   99.98    86.62
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GLOBAL VALUE FUND INVESTOR A       B      MERRILL LYNCH, PIERCE, FENNER             199,323.76     41.28    30.88
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

GLOBAL VALUE FUND INVESTOR A       R      LEGG MASON WOOD WALKER INC.                48,309.18     10.00    3.28
                                          302-80616-16
                                          PO BOX 1476
                                          BALTIMORE, MD 21202

GLOBAL VALUE FUND INVESTOR B       B      MERRILL LYNCH, PIERCE, FENNER             113,875.13     36.20    30.88
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

GLOBAL VALUE FUND INVESTOR C       B      MERRILL LYNCH, PIERCE, FENNER             141,227.84    28.25     30.88
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

GLOBAL VALUE FUND PRIMARY A        B      BANC OF AMERICA ADVISORS INC              100,000.00    57.38      6.80
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

GLOBAL VALUE FUND PRIMARY A        B      BANK OF AMERICA NA                         74,266.65    42.61      5.05
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GOVERNMENT RESERVES ADVISER        B      BANC OF AMERICA LLC                     197,998,423.49  20.85      4.79
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

GOVERNMENT RESERVES ADVISER        B      NATIONAL FINANCIAL FOR THE              421,197,044.28  44.35     16.26
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

GOVERNMENT RESERVES INVESTOR B     R      DEAN WITTER FOR THE BENEFIT OF            262,530.01     18.17    0.01
                                          GEORGE/K/ BERNSTEIN
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

GOVERNMENT RESERVES INVESTOR B     R      DEAN WITTER FOR THE BENEFIT OF            354,226.77     24.51    0.01
                                          CARYL S BERNSTEIN
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

GOVERNMENT RESERVES INVESTOR B     R      NFSC FEBO # W67-626333                    381,152.40     26.38    0.01
                                          CARLOS EXPOSITO
                                          40 NW 124 AVE
                                          MIAMI FL 33182

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
GOVERNMENT RESERVES INVESTOR B     R      NFSC FEBO # W14-661422                     78,956.31      5.46    0.00
                                          PERRY G MCLEAN
                                          BEVERLY W MCLEAN
                                          135 GINGERCAKE DR
                                          FAYETTEVILLE GA 30214

GOVERNMENT RESERVES INVESTOR B     R      DEAN WITTER FOR THE BENEFIT OF             79,103.27      5.47    0.00
                                          GEORGE K BERNSTEIN
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

GOVERNMENT RESERVES INVESTOR B     R      NFSC FEBO # W26-660612                     86,542.44      5.99    0.00
                                          NFSC/FMTC IRA ROLLOVER
                                          FBO HARRY H WALKER
                                          19810 EANES RD
                                          PETERSBURG VA 23803

GOVERNMENT RESERVES INVESTOR C     R      NFSC FEBO # W19-040584                     12,062.82     99.91    0.00
                                          DON L CLYMER CUST
                                          BRITTANY LYNN CLYMER UTMA FL
                                          PO BOX 2778
                                          EDWARDS CO 81632

GOVERNMENT RESERVES CAPITAL        R      ALLEGIS GROUP INC                       130,526,711.48   11.51    3.16
                                          ATTN CHRISTOPHER LOETELL
                                          7301 PARKWAY DRIVE
                                          HANOVER MD 21076-1119

GOVERNMENT RESERVES CAPITAL        R      SAS INSTITUTE INC                       135,670,631.34   11.96    3.28
                                          ATTN MR JEFF EAKES
                                          SAS CAMPUS DRIVE
                                          CARY NC 27513

GOVERNMENT RESERVES CAPITAL        R      MCVEAN TRADING & INVESTMENT LLC          65,545,863.91    5.78    1.58
                                          CUSTOMER SEGREGATED FUNDS
                                          ATTN PAUL PLESCHER
                                          850 RIDGE LAKE BLVD STE 1
                                          MEMPHIS TN 38120

GOVERNMENT RESERVES CAPITAL        R      NC JOINT UNDERWRITING ASSOC              74,266,755.93    6.55    1.80
                                          BEACH PLAN
                                          PO BOX 12500
                                          RALEIGH NC 27605

GOVERNMENT RESERVES CAPITAL        R      POZEN INC                                81,329,389.74    7.17    1.97
                                          ATTN JOHN BARNHARDT
                                          6330 QUADRANGLE DR STE 240
                                          CHAPEL HILL NC 27514

GOVERNMENT RESERVES CAPITAL        R      LONE STAR TECHNOLOGIES INC               92,821,557.24    8.18    2.24
                                          ATTN CHARLES J KESZLER
                                          PO BOX 803546
                                          DALLAS TX 75380-3546

GOVERNMENT RESERVES DAILY          B      NATIONAL FINANCIAL FOR THE              271,749,392.02   98.96    16.26
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

GOVERNMENT RESERVES                R      ROUND ROCK ISD OPERATING FUND            12,009,314.73    9.66    0.29
INSTITUTIONAL                             ATTN ACCOUNTING DEPARTMENT
                                          1311 ROUND ROCK AVENUE
                                          ROUND ROCK TX 78681-4941

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
GOVERNMENT RESERVES                R      VARIETY WHOLESALERS                      15,000,000.00   12.06    0.36
INSTITUTIONAL                             PO BOX 17800
                                          RALEIGH NC 27619

GOVERNMENT RESERVES                R      GARMIN INTERNATIONAL INC                 15,000,000.00   12.06    0.36
INSTITUTIONAL                             ATTN KEVIN RAUCKMAN DIR OF FIN
                                          1200 EAST 151 ST
                                          OLATHE KS 66062

GOVERNMENT RESERVES                R      HOSPITAL AUTH OF VALDOSTA & LOWNDES      17,949,557.87   14.44    0.43
INSTITUTIONAL                             CO GA DBA S GA MEDICAL CENTER
                                          ATTN BILL HULING
                                          P O BOX 1727
                                          VALDOSTA GA 31603-1727

GOVERNMENT RESERVES                R      NEW VALLEY CORPORATION                   54,281,984.18   43.67    1.31
INSTITUTIONAL                             ATTN BRYANT KIRKLAND
                                          100 S E 2ND ST 32ND FLOOR
                                          MIAMI FL 33131-1502

GOVERNMENT RESERVES                B      BANK OF AMERICA-SHORT TERM ASSET         9,989,000.00     8.03    0.24
INSTITUTIONAL                             MANAGEMENT
                                          231 S LASALLE ST
                                          IL1-231-04-02
                                          CHICAGO IL 60697

GOVERNMENT RESERVES INVESTOR       B      NATIONAL FINANCIAL FOR THE              400,884,728.28   94.15    9.69
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

GOVERNMENT RESERVES LIQUIDITY      R      CHARLOTTE PIPE AND FOUNDRY INC           24,045,397.23    6.70    0.58
                                          ATTN DENNIS DOWNING
                                          PO BOX 35430
                                          CHARLOTTE NC 28235

GOVERNMENT RESERVES LIQUIDITY      R      NATIONSBANK SWP DISBURSEMENT NC          25,000,000.00    6.97    0.60
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

GOVERNMENT RESERVES LIQUIDITY      R      BANC OF AMERICA LLC                     250,751,353.27   69.94    6.06
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

GOVERNMENT RESERVES MARKET         R      NATIONSBANK SWP DISBURSEMENT NC         506,000,000.00   99.76    12.23
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

GOVERNMENT RESERVES SERVICE        R      NATIONSBANK SWP DISBURSEMENT NC          29,000,000.00   99.99    0.70
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

GOVERNMENT RESERVES TRUST          B      BANK OF AMERICA NA                      332,317,711.05   99.99    8.03
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND         B      UNION BANK TRUST NOMINEE                  324,493.88      5.40    1.06
INVESTOR A                                FBO ANGELUS SANITARY
                                          CAN MACHINE CO
                                          EMP WELFARE BP 610001305-00
                                          PO BOX 85484
                                          SAN DIEGO CA 92186-5484

GOVERNMENT SECURITIES FUND         R      CAROUSEL CAPITAL PARTNERS LP              522,044.89      8.68    1.71
INVESTOR A                                201 N TRYON STREET SUITE 2450
                                          CHARLOTTE NC 28202

GOVERNMENT SECURITIES FUND         R      NFSC FEBO # W53-678562                     19,399.14      6.91    0.06
INVESTOR C                                RUTH LEE PAAR
                                          750 WEBSTER
                                          WARSAW  IL 62379
                                          WARSAW  IL 62379

GOVERNMENT SECURITIES FUND         R      FIRST CLEARING CORPORATION                 23,765.04      8.47    0.08
INVESTOR C                                A/C 2049-3139
                                          ERNEST A CHANDLER
                                          15 GLENKIRK
                                          CHARLESTON SC   29407

GOVERNMENT SECURITIES FUND         B      MERRILL LYNCH, PIERCE, FENNER              32,027.50     11.42    0.11
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

GOVERNMENT SECURITIES FUND         B      BANK OF AMERICA NA                       20,041,051.23   99.66    65.76
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GOVERNMENT SECURITIES FUND         R      STEPHENS INC                                 2.20        100.00   0.00
PRIMARY B                                 ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

HIGH YIELD BOND FUND               B      BANC OF AMERICA INVESTMENT                124,179.35      8.44    0.72
INVESTOR A                                SERVICES
                                          FBO 310465351
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS WA1-501-31-10
                                          SEATTLE WA 981243701
                                          SEATTLE WA 981243701

HIGH YIELD BOND FUND               R      NFSC FEBO # W74-755850                    279,412.30     19.00    1.62
INVESTOR A                                ROLF F ILLSLEY TTEE
                                          OF THE ROLF F ILLSLEY 1995 REV
                                          TR, U/A 11/16/95
                                          P O BOX 2804
                                          SANTA ROSA CA 95405

HIGH YIELD BOND FUND               R      NFSC FEBO # W76-007692                    463,098.20     31.49    2.69
INVESTOR A                                LARRY A SHEHADEY
                                          1451 W ROBINWOOD LANE
                                          FRESNO CA 93711

HIGH YIELD BOND FUND               B      MERRILL LYNCH, PIERCE, FENNER              54,262.52     11.62    0.32
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

-----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of      % of
                                  Type                                             Shares Owned    Class     Fund
-----------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND PRIMARY A     B      NATIONS LIFEGOAL PORTFOLIOS INC          2,379,565.41    20.15    13.82
                                          LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

HIGH YIELD BOND FUND PRIMARY A     B      BANK OF AMERICA NA                       9,076,800.33    76.88    52.70
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERMEDIATE BOND FUND             B      BANK OF AMERICA NA                       2,657,261.60    41.70    18.98
INVESTOR A                                ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERMEDIATE BOND FUND             B      SEAFIRST BANK                            2,739,645.39    42.99    19.57
INVESTOR A                                FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548

INTERMEDIATE BOND FUND             B      UNION BANK TRUST NOMINEE                  330,623.47      5.18    2.36
INVESTOR A                                FBO ANGELUS SANITARY
                                          CAN MACHINE CO
                                          EMP WELFARE BP 610001305-00
                                          PO BOX 85484
                                          SAN DIEGO CA 92186-5484

INTERMEDIATE BOND FUND             R      NFSC FEBO # W25-059382                     13,204.51     13.46    0.09
INVESTOR C                                JOHN L MANNING III P/ADM
                                          ORGAIN READY MIX PFT SHRING PL
                                          240 KRAFT ST
                                          CLARKSVILLE   TN 37040

INTERMEDIATE BOND FUND             R      NFSC FEBO # W77-299057                     5,988.02       6.10    0.04
INVESTOR C                                VERLIN R BALDWIN
                                          TOD BETTY B DIAL
                                          4134 NE FLANDERS ST
                                          PORTLAND OR 97232

INTERMEDIATE BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              56,653.87     57.78    0.50
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERMEDIATE BOND FUND             R      NFSC FEBO # W76-046752                     7,740.48       7.89    0.06
INVESTOR C                                WILMA A DOWNER TTEE
                                          C LEONARD & WILMA A DOWNER FAM
                                          TR, U/A 12/21/00
                                          3640 KARL DRIVE
                                          NO HIGHLANDS CA 95660

INTERMEDIATE BOND FUND             R      NFSC FEBO # W80-052612                     11,782.31      6.28    0.08
INVESTORS B                               AMANDA URIBE RUIZ
                                          P O BOX 433956
                                          SAN YSIDRO CA 92173

INTERMEDIATE BOND FUND             R      DEAN WITTER FOR THE BENEFIT OF             12,640.69      6.74    0.09
INVESTORS B                               SHIRLEY M AFFOLTER TTEE FOR THE
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              14,011.77      7.47    0.50
INVESTORS B                               & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERMEDIATE BOND FUND             R      PAINEWEBBER FOR THE BENEFIT OF             9,793.82       5.22    0.07
INVESTORS B                               SHERYL F. GORDON
                                          271 WILLOW LANE
                                          CARBONDALE CO 81623-9517

INTERMEDIATE BOND FUND             B      BANK OF AMERICA NA                       7,332,937.96    99.90    52.39
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERMEDIATE BOND FUND             R      HOMETOWN BANK & COMPANY                   311,904.77     11.33    0.26
INVESTOR A                                PO BOX 2887
                                          WILSON NC 27894-2887

INTERMEDIATE BOND FUND             R      WARREN K MONTOURI TTEE                    385,569.792    14.00    0.33
INVESTOR A                                WARREN K MONTOURI TRUST
                                          U/A DTD 10/08/97
                                          2440 VIRGINIA AVE NW STE 100
                                          WASHINGTON DC 20037-2601

INTERMEDIATE BOND FUND             B      COBATCO C/O SYNOVUS TRUST CO              545,918.71     19.83    0.46
INVESTOR A                                OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

INTERMEDIATE BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              13,417.38     16.42    0.01
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERMEDIATE BOND FUND             R      NFSC FEBO # W77-336394                     14,332.42     17.54    0.01
INVESTOR C                                M A PROCTOR
                                          BETTY JANE PROCTOR
                                          303 2ND ST S #C-7
                                          KIRKLAND WA 98033

INTERMEDIATE BOND FUND             R      CHARLES W DOOLIN                           41,603.61     50.91    0.04
INVESTOR C                                3508 HARVARD AVE
                                          DALLAS TX 75205-0000

INTERMEDIATE BOND FUND             B      BANK OF AMERICA NA                      115,522,067.18   99.99    97.40
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERMEDIATE BOND FUND             R      NFSC FEBO # W53-659851                     12,157.27      5.10    0.01
INVESTOR B                                EDWARD H WAELTERMAN & MARY L
                                          ELLERSIECK CO-TTEE EDWARD H &
                                          CORNELIA WAELTERMAN TR U/A 12/6/
                                          4 COUNT FLEET CIR
                                          FLORISSANT MO 63033

INTERMEDIATE BOND FUND             R      NFSC FEBO # W14-742724                     13,670.31      5.74    0.01
INVESTOR B                                SHIRLEY R COLEMAN
                                          711 4TH AVENUE
                                          WESTPOINT GA 31833
                                          LAGRANGE GA 30241

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND             R      NFSC FEBO # W40-640670                     14,600.32      6.13    0.01
INVESTOR B                                MARTHA FAIN SHORES
                                          2024 DOWNING
                                          WICHITA FALLS TX 76308

INTERMEDIATE BOND FUND             R      NFSC FEBO # W26-783960                     14,713.10      6.17    0.01
INVESTOR B                                JOANNE B STEGALL
                                          517 CAMEO TERRACE
                                          CHESAPEAKE VA 23320

INTERMEDIATE BOND FUND             R      NFSC FEBO # W41-673196                     15,625.00      6.56    0.01
INVESTOR B                                ELLEN ASTON PAULL
                                          1407 N WESTON LANE
                                          AUSTIN  TX 78733

INTERMEDIATE BOND FUND             R      MILDRED M CRISPYN TTEE                     17,807.35      7.47    0.02
INVESTOR B                                TIMOTHY J CRISPYN TRUST
                                          U/A DTD 7-21-1997
                                          2382 CAT TAIL POND RD
                                          JOHNS ISLAND SC 29455-6101

INTERMEDIATE BOND FUND             R      NFSC FEBO # W15-649406                     17,813.39      7.48    0.02
INVESTOR B                                GUSTAVE J CRISPYN TTEE
                                          JOSEPH A CRISPYN TR
                                          U/A 7/21/97
                                          2382 CAT TAIL POND RD
                                          JOHNS ISLAND SC 29455

INTERMEDIATE BOND FUND             R      NFSC FEBO # W15-626244                     27,016.07     11.34    0.02
INVESTOR B                                ROBERT J EVANS
                                          OLLIE P EVANS
                                          MARY HELEN SCHULTE
                                          255 WEATHERLY CLUB DR
                                          ALABASTER AL 35007

INTERNATIONAL EQUITY FUND          B      BANK OF AMERICA NA                        288,701.52      7.72    72.53
INVESTOR A                                ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERNATIONAL EQUITY FUND          B      H GRAYSON MITCHELL JR AND                  10,741.66      9.39    0.02
INVESTOR C                                JOHN RAWLS TTEE FBO
                                          GRAYSON MITCHELL INC 401K PLAN
                                          P O BOX 128
                                          EMPORIA VA 23847

INTERNATIONAL EQUITY FUND          B      MERRILL LYNCH, PIERCE, FENNER              24,387.52     21.32    0.04
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERNATIONAL EQUITY FUND          B      E LARRY FONTS TTEE FBO                     6,805.06       5.94    0.01
INVESTOR C                                CENTRAL DALLAS ASSOCIATION
                                          PROFIT SHARING PLAN
                                          1201 ELM STREET SUITE 5310
                                          DALLAS TX 75270

INTERNATIONAL EQUITY FUND          B      TATSUSHI T KUBO, MAX W DAHLGREN,           6,810.19       5.95    0.01
INVESTOR C                                & JOHN DAHLGREN TTEES FBO
                                          EPIC PRODUCTS INTERNATIONAL
                                          CORPORATION 401(K) PLAN
                                          PO BOX 5808
                                          ARLINGTON TX 76005-5808

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND          B      C A PORTERFIELD & ROSALEE MOXLEY           7,521.72       6.57    0.01
INVESTOR C                                & FRANK MINTON TTEES FBO
                                          STARMOUNT COMPANY EMPLOYEES
                                          TAX DEFERRED SAVINGS PLAN
                                          PO BOX 10349
                                          GREENSBORO NC 27404-0349

INTERNATIONAL EQUITY FUND          B      BANK OF AMERICA NA                       43,596,689.50   79.50    72.53
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERNATIONAL EQUITY FUND          B      BANK OF AMERICA NA TTEE                  8,900,025.72    16.23    14.71
PRIMARY A                                 NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

INTERNATIONAL EQUITY FUND          R      STEPHENS INC                                 1.39        44.55    0.00
PRIMARY B                                 ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

INTERNATIONAL EQUITY FUND          R      STEPHENS INC                                 1.74        55.44    0.00
PRIMARY B                                 NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

INTERNATIONAL VALUE FUND           B      CHARLES SCHWAB & CO INC                  5,027,771.48    18.15    3.98
INVESTOR A                                SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

INTERNATIONAL VALUE FUND           B      MERRILL LYNCH, PIERCE, FENNER            6,716,858.35    24.24    6.86
INVESTOR A                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERNATIONAL VALUE FUND           B      MERRILL LYNCH, PIERCE, FENNER             738,449.82     13.38    6.86
INVESTOR B                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERNATIONAL VALUE FUND           B      MERRILL LYNCH, PIERCE, FENNER            1,215,062.25    29.19    6.86
INVESTORS C                               & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERNATIONAL VALUE FUND           B      CHARLES SCHWAB & CO INC                  10,401,820.55   11.69    8.23
PRIMARY A                                 SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

INTERNATIONAL VALUE FUND           B      BANK OF AMERICA NA                       63,459,303.82   71.35    50.24
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND           R      STEPHENS INC                                 1.50        100.00   0.00
PRIMARY B                                 NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

LARGECAP INDEX FUND PRIMARY A      B      BANK OF AMERICA NA TTEE                  38,743,573.15   43.13    42.44
                                          NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

LARGECAP INDEX FUND PRIMARY A      B      BANK OF AMERICA NA                       50,856,720.52   56.61    55.71
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

LARGECAP INDEX FUND PRIMARY B      R      STEPHENS INC                                 0.82        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MANAGED INDEX FUND INVESTOR A      B      CHARLES SCHWAB & CO INC                   135,215.43      6.11    0.53
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MANAGED INDEX FUND INVESTOR A      R      MUIR & CO                                 151,817.95      6.86    0.60
                                          C/O FROST NATIONAL BANK
                                          PO BOX 2479
                                          SAN ANTONIO TX 78298-2479

MANAGED INDEX FUND PRIMARY A       B      BANK OF AMERICA NA                       21,233,975.57   91.31    83.39
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MANAGED INDEX FUND PRIMARY B       R      PAMELA S KEENE & WILLIAM S KEENE &          417.21       99.69    0.00
                                          RUBY E KEENE & WILLIAM RAWLS KEENE
                                          JTWROS
                                          2016 ENGLEWOOD DR
                                          APEX NC 27502

MARSICO 21ST CENTURY FUND          B      MERRILL LYNCH, PIERCE, FENNER             302,892.64     11.49    8.78
INVESTOR A                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO 21ST CENTURY FUND          B      MERRILL LYNCH, PIERCE, FENNER             409,574.51      5.77    8.78
INVESTOR B                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO 21ST CENTURY FUND          B      MERRILL LYNCH, PIERCE, FENNER             285,023.25     33.40    8.78
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MARSICO 21ST CENTURY FUND          B      CHARLES SCHWAB & CO INC                   141,356.82     18.27    1.24
PRIMARY A                                 SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MARSICO 21ST CENTURY FUND          B      BANK OF AMERICA NA                        632,345.52     81.72    5.57
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MARSICO FOCUSED EQUITIES FUND      B      MERRILL LYNCH, PIERCE, FENNER            12,354,765.10   38.46    23.50
INVESTOR A                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO FOCUSED EQUITIES FUND      B      CHARLES SCHWAB & CO INC                  2,869,583.15     8.93    4.08
INVESTOR A                                SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MARSICO FOCUSED EQUITIES FUND      B      MERRILL LYNCH, PIERCE, FENNER            7,803,575.27    16.07    23.50
INVESTOR B                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO FOCUSED EQUITIES FUND      B      MERRILL LYNCH, PIERCE, FENNER            7,283,833.13    54.55    23.50
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO FOCUSED EQUITIES FUND      B      NATIONS LIFEGOAL PORTFOLIOS INC          1,320,356.42     5.80    1.13
PRIMARY A                                 LIFEGOAL GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

MARSICO FOCUSED EQUITIES FUND      B      NATIONS LIFEGOAL PORTFOLIOS INC          1,342,403.77     5.90    1.15
PRIMARY A                                 LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

MARSICO FOCUSED EQUITIES FUND      B      CHARLES SCHWAB & CO INC                  1,899,416.99     8.35    4.08
PRIMARY A                                 SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MARSICO FOCUSED EQUITIES FUND      B      BANK OF AMERICA NA                       10,312,727.57   45.36    8.83
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MARSICO FOCUSED EQUITIES           B      BANK OF AMERICA NA TTEE                  6,995,623.47    30.77    5.99
FUND PRIMARY A                            NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

MARSICO FOCUSED EQUITIES           R      STEPHENS INC                                 1.47        100.00   0.00
FUND PRIMARY B                            NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MARSICO GROWTH & INCOME            B      MERRILL LYNCH, PIERCE, FENNER            7,567,299.58    70.65    29.60
FUND INVESTOR A                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO GROWTH & INCOME            B      MERRILL LYNCH, PIERCE, FENNER            1,392,263.12     8.65    29.60
FUND INVESTOR B                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO GROWTH & INCOME            B      MERRILL LYNCH, PIERCE, FENNER            1,106,655.99    50.79    29.60
FUND INVESTOR C                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO GROWTH & INCOME            B      BANK OF AMERICA NA                       4,201,950.80    83.34    12.35
FUND PRIMARY A                            ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MARSICO GROWTH & INCOME            B      CHARLES SCHWAB & CO INC                   702,096.22     13.92    2.06
FUND PRIMARY A                            SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MARSICO GROWTH & INCOME            R      STEPHENS INC                                 1.60        100.00   0.00
PRIMARY B                                 NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MARSICO INTL OPPORTUNITIES         B      MERRILL LYNCH, PIERCE, FENNER             132,863.29     42.20    29.03
FUND INVESTOR A                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO INTL OPPORTUNITIES         B      MERRILL LYNCH, PIERCE, FENNER              80,085.93     30.84    29.03
FUND INVESTOR B                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO INTL OPPORTUNITIES         B      MERRILL LYNCH, PIERCE, FENNER              63,805.10     52.36    29.03
FUND INVESTOR C                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MARSICO INTL OPPORTUNITIES         R      FISERV CORRESPONDENT SVC                   7,190.48       5.90    0.75
FUND INVESTOR C                           FAO MONTSDEOCA RANCH INC
                                          ATTN: JUDY BRONSON
                                          P O BOX 206
                                          LORIDA FL 33857

MARSICO INTL OPPORTUNITIES         B      BANK OF AMERICA NA                        106,978.59     41.62    11.22
FUND PRIMARY A                            ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MARSICO INTL OPPORTUNITIES         R      STEPHENS GROUP INC                        150,000.00     58.37    15.73
FUND PRIMARY A                            ATTN JOLENE JOHNSON
                                          111 CENTER ST
                                          LITTLE ROCK AR 72201

MD INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W13-640379                    150,114.21      9.28    0.83
                                          CAROL C CHILDS
                                          PETER W HOUSE
                                          4210 LEEWARD PL
                                          BETHESDA  MD 20816

MD INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W13-061581                    344,332.40     21.30    1.91
                                          ROBERT GLADSTONE
                                          LESLIE GLADSTONE
                                          2468 BELMONT RD NW
                                          WASHINGTON DC 20008

MD INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W38-007404                     91,221.33      5.64    0.51
                                          VINCENT L SALVATORI
                                          CAROL H SALVATORI
                                          2652 GREENBRIAR RD
                                          ANNAPOLIS MD 21401

MD INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W38-697320                     26,396.05      5.50    0.15
                                          CORNELIUS R LOVE III
                                          600 CORNELIUS POINT RD
                                          STEVENSVILLE MD 21666

MD INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W13-652245                     26,924.65      5.61    0.15
                                          LAUREL R G MORENO TTEE
                                          MIRO GUDELSKY TRUST
                                          U/A 10/14/91
                                          10808 RIVERWOOD DRIVE
                                          POTOMAC MD 20854

MD INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W13-661589                     1,581.82       6.00    0.01
                                          VALLI JO GRAMMER
                                          1550 FAIRWAY DRIVE APT 102
                                          NAPERVILLE IL 60563

MD INTER. BOND FUND INVESTOR C     R      NFSC FEBO # RS6-699381                     2,764.75      10.49    0.02
                                          KWOK LUEN LEE
                                          PATSY S LEE
                                          2705 HARDY AV
                                          WHEATON MD 20902

MD INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W13-660124                     3,316.20      12.58    0.02
                                          JESSICA UDALL GIL
                                          MILAN D SMITH JR
                                          5610 WISCONSIN AV
                                          CHEVY CHASE MD 20815

MD INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W13-776971                     9,255.92      35.12    0.05
                                          ELIZABETH W NICHOLSON
                                          408 GREAT FALLS ROAD
                                          ROCKVILLE MD 20850

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MD INTER. BOND FUND PRIMARY A      B      BANK OF AMERICA NA                       15,894,258.01   100.00   88.22
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MIDCAP GROWTH FUND INVESTOR C      R      NFSC FEBO # W25-059382                     13,785.05      5.35    0.03
                                          JOHN L MANNING III P/ADM
                                          ORGAIN READY MIX PFT SHRING PL
                                          240 KRAFT ST
                                          CLARKSVILLE TN 37040

MIDCAP GROWTH FUND INVESTOR C      B      TATSUSHI T KUBO, MAX W DAHLGREN,           14,785.08      5.74    0.03
                                          & JOHN DAHLGREN TTEES FBO
                                          EPIC PRODUCTS INTERNATIONAL
                                          CORPORATION 401(K) PLAN
                                          PO BOX 5808
                                          ARLINGTON TX 76005-5808

MIDCAP GROWTH FUND INVESTOR C      B      C A PORTERFIELD & ROSALEE MOXLEY           17,229.72      6.69    0.03
                                          & FRANK MINTON TTEES FBO
                                          STARMOUNT COMPANY EMPLOYEES
                                          TAX DEFERRED SAVINGS PLAN
                                          PO BOX 10349
                                          GREENSBORO NC 27404-0349

MIDCAP GROWTH FUND INVESTOR C      B      MERRILL LYNCH, PIERCE, FENNER              25,816.82     10.02    0.05
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MIDCAP GROWTH FUND PRIMARY A       B      BANK OF AMERICA NA                       43,830,250.10   96.66    86.49
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MIDCAP GROWTH FUND PRIMARY B       R      STEPHENS INC                                 1.03        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MIDCAP INDEX FUND INVESTOR A       R      LA ROBINSON & JOHN D ROBINSON TTEES        18,155.07     33.79    0.04
                                          MARY K ROBINSON TRUST
                                          U/A DTD 10/13/00
                                          2301 ST CLAIR AVE
                                          BRENTWOOD MO 63144

MIDCAP INDEX FUND INVESTOR A       R      NFSC FEBO # EMP-058610                     2,793.22       5.19    0.01
                                          C BROOKS ENGLEHARDT
                                          KARI ENGLEHARDT
                                          1500 EXETER RD
                                          CHARLOTTE NC 28211

MIDCAP INDEX FUND INVESTOR A       R      NFSC FEBO # FL4-248428                     3,097.73       5.76    0.01
                                          FRANCISCO R MADERAL
                                          KAREN L MADERAL
                                          9320 SW 100 ST
                                          MIAMI  FL 33176

MIDCAP INDEX FUND INVESTOR A       R      NFSC FEBO # W40-654620                     3,119.53       5.80    0.01
                                          DR KENT MACAULAY
                                          602 E LIBERTY
                                          ROUND ROCK TX 78664

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MIDCAP INDEX FUND                  R      NFSC FEBO # FL4-135992                     3,600.00       6.70    0.01
INVESTOR A                                ROSE ANN HEER TTEE
                                          ROSE ANN HEER REV TRUST
                                          U/A 9/25/90
                                          2160 HERON DRIVE
                                          MERRITT ISLAND FL 32952

MIDCAP INDEX FUND                  R      NFSC FEBO # T10-020460                     3,721.63       6.92    0.01
INVESTOR A                                MICHAEL G JONAGAN
                                          PAULA V JONAGAN
                                          28 B SOUTH ROAD
                                          BRIGHTON 3186
                                          AUSTRALIA

MIDCAP INDEX FUND                  R      PRUDENTIAL SECURITIES INC. FBO             5,191.17       9.66    0.01
INVESTOR A                                MS ANNE-MARIE MONACO
                                          22 BOULEVARD DES MOULINS
                                          MC 98000
                                          MONACO

MIDCAP INDEX FUND                  B      BANK OF AMERICA NA                       20,930,338.38   44.31    44.27
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MIDCAP INDEX FUND                  B      BANK OF AMERICA NA TTEE                  26,124,570.49   55.31    55.25
PRIMARY A                                 NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

MONEY MARKET RESERVES              R      MATERIAL SCIENCES CORPORATION            39,816,076.97    5.16    0.32
ADVISER                                   2200 EAST PRATT BLVD
                                          ELK GROVE VILLAGE IL 60007

MONEY MARKET RESERVES              R      KYOCERA INTERNATIONAL INC                50,017,000.00    6.49    0.41
ADVISER                                   ATTN DAN POLLARD
                                          8611 BALBOA AVE
                                          SAN DIEGO CA 92123

MONEY MARKET RESERVES              R      CENTRAL CAROLINA BANK                    73,512,721.56    9.53    0.60
ADVISER                                   ATTN CASH MANAGEMENT
                                          111 CORCORAN STREET 2ND FLR MO 2-1
                                          DURHAM NC 27701

MONEY MARKET RESERVES              R      HARE & CO, BANK OF NEW YORK              85,509,921.11   11.09    25.09
ADVISER                                   ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

MONEY MARKET RESERVES              R      NFSC FEBO # W76-051594                     13,015.12      5.09    0.00
INVESTOR C                                NFS/FMTC ROLLOVER IRA
                                          FBO PATRICIA M MCELROY
                                          PO BOX 7793
                                          CITRUS HEIGHTS CA 95621

MONEY MARKET RESERVES              R      NFSC FEBO # W76-654310                     13,927.28      5.45    0.00
INVESTOR C                                PATRICIA K DALY
                                          9920 WILLEY CT
                                          GRANITE BAY CA 95746

MONEY MARKET RESERVES              R      NFSC FEBO # W16-027138                    23,144.250      9.06    0.00
INVESTOR C                                NFSC/FMTC IRA
                                          FBO DIANA A TATE
                                          701 SIMPSON ST
                                          GREENSBORO NC 27401

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MONEY MARKET RESERVES              R      NFSC FEBO # W73-662763                     96,715.36     37.88    0.00
INVESTOR C                                RICHARD L JENKINS TTEE
                                          OF THE K & I TR
                                          11749 CAPRI DR
                                          WHITTIER CA 90601

MONEY MARKET RESERVES              R      NFSC FEBO # W14-015130                     99,545.17     38.99    0.00
INVESTOR C                                MORGAN D HILL
                                          3243 EAGLE WATCH DR
                                          WOODSTOCK GA 30189

MONEY MARKET RESERVES CAPITAL      R      HARE & CO, BANK OF NEW YORK             3,002,895,208.17 33.85    25.09
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

MONEY MARKET RESERVES CAPITAL      R      US BANK CORP TRUST SERVICES             716,735,359.00    8.07    5.82
                                          VAR & CO (US BANK TRUST NA)
                                          ATTN CASH SWEEP SPEN0603
                                          180 E 5TH ST
                                          ST PAUL MN 55101

MONEY MARKET RESERVES DAILY        B      NATIONAL FINANCIAL FOR THE               4,243,713.52    98.54    0.03
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

MONEY MARKET RESERVES              R      BANK OF AMERICA-SHORT TERM ASSET        118,584,000.00   31.14    0.96
INSTITUTIONAL                             MANAGEMENT
                                          231 S LASALLE ST
                                          IL1-231-04-02
                                          CHICAGO IL 60697

MONEY MARKET RESERVES              R      PILLOWTEX CORPORATION                    25,400,699.26    6.67    0.21
INSTITUTIONAL                             ATTN JAIME VASQUEZ
                                          1 LAKE CIRCLE DRIVE
                                          KANNAPOLIS NC 28081

MONEY MARKET RESERVES              R      ANDERSON NEWS CORPORATION                30,000,000.00    7.88    0.24
INSTITUTIONAL                             ATTN LYNN AKERS
                                          6016 BROOKVALE LA STE 151
                                          KNOXVILLE TN 379194003

MONEY MARKET RESERVES              R      SUNTRUST BANK AS TTEE FOR THE CITY       12,878,532.17   12.04    0.10
INVESTOR                                  OF CLARKSVILLE TN SERIES 2001 POOL
                                          ATTN JANICE ENTSMINGER
                                          225 E ROBINSON ST STE 250
                                          ORLANDO FL 32801

MONEY MARKET RESERVES              R      SUNTRUST BANK AS TRUSTEE FOR             16,116,425.23   15.07    0.13
INVESTOR                                  THE COUNTY OF MONTGOMERY
                                          SERIES 1997 POOL
                                          ATTN SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD STE 800
                                          BEVERLY HILLS CA 90212

MONEY MARKET RESERVES              R      CHASE MANHATTAN TRUST CO TRUSTEE         26,375,000.00   24.67    0.21
INVESTOR                                  FOR NKY
                                          SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD STE 800
                                          BEVERLY HILLS CA 90212

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MONEY MARKET RESERVES              R      SUNTRUST BANK AS TRUSTEE FOR             33,352,663.83   31.20    0.27
INVESTOR                                  THE CITY OF CLARKSVILLE TN
                                          SERIES 1997 POOL
                                          ATTN SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD STE 800
                                          BEVERLY HILLS CA 90212

MONEY MARKET RESERVES              R      SUNTRUST BANK AS TTEE FOR THE CITY       6,556,953.00     6.13    0.05
INVESTOR                                  OF CLARKSVILLE TN
                                          SERIES 2001-JACKSON
                                          ATTN JANICE ENTSMINGER
                                          225 E ROBINSON ST STE 250
                                          ORLANDO FL 32801

MONEY MARKET RESERVES              R      BANK OF OKLAHOMA NA AS TRUSTEE           7,500,000.00     7.01    0.06
INVESTOR                                  FOR THE CREEK COUNTY HOME FINANCE
                                          AUTHORITY
                                          ATTN SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD SUITE 800
                                          BEVERLY HILLS CA 90212

MONEY MARKET RESERVES              R      LNR PROPERTY CORPORATION                 33,700,000.00    5.97    0.27
LIQUIDITY                                 ATTN TED DESIBIO
                                          760 NW 107TH AVE STE 300
                                          MIAMI FL 33172

MONEY MARKET RESERVES              R      BANK OF AMERICA VA COLLAT A/C            35,740,923.43    6.33    0.29
LIQUIDITY                                 CAPRI CAPITAL ASSOC LLC LOC
                                          ATTN CORY LAIRD
                                          1655 N FORT MYER DRIVE 13TH FL
                                          ARLINGTON VA 22209

MONEY MARKET RESERVES              R      OPNET TECHNOLOGIES INC                   53,056,035.48    9.40    0.43
LIQUIDITY                                 3400 INTERNATIONAL DR NW
                                          WASHINGTON DC 20006

MONEY MARKET RESERVES MARKET       R      NATIONSBANK SWP DISBURSEMENT NC         1,363,500,000.00 99.99    11.08
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

MONEY MARKET RESERVES SERVICE      R      NATIONSBANK SWP DISBURSEMENT NC         135,500,000.00   74.97    1.10
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

MONEY MARKET RESERVES SERVICE      R      US BANK CORP TRUST SERVICES              45,225,590.00   25.02    0.37
                                          VAR & CO (US BANK TRUST NA)
                                          ATTN CASH SWEEP SPEN0603
                                          180 E 5TH ST
                                          ST PAUL MN 55101

MONEY MARKET RESERVES TRUST        R      US BANK CORP TRUST SERVICES              59,274,712.00   99.99    0.48
                                          VAR & CO (US BANK TRUST NA)
                                          ATTN CASH SWEEP SPEN0603
                                          180 E 5TH ST
                                          ST PAUL MN 55101

MUNICIPAL INCOME FUND              R      NFSC FEBO # W77-013960                    232,901.08      5.17    0.28
INVESTOR A                                RICHARD C BRIGGS
                                          3251 106TH AVE SE
                                          BELLEVUE WA 98004

MUNICIPAL INCOME FUND              R      PRIM & ASSOCIATES                         245,048.18      5.44    0.29
INVESTOR A                                PO BOX 12219
                                          ZEPHYR COVE NV 89448

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MUNICIPAL INCOME FUND              R      WELLS FARGO INVESTMENTS LLC               271,251.48      6.02    0.32
INVESTOR A                                A/C 7742-3276
                                          608 SECOND AVENUE SOUTH 8TH FL
                                          MINNEAPOLIS, MN 55402

MUNICIPAL INCOME FUND              R      EMMET DAVID GELHOT                         11,487.09      9.84    0.01
INVESTOR C                                5630 OLEATHA AVENUE
                                          SAINT LOUIS MO 63139-1504

MUNICIPAL INCOME FUND              R      NFSC FEBO # W23-056383                     13,513.51     11.58    0.02
INVESTOR C                                KAREN I EINDORF
                                          OCTAVIO MARQUEZ
                                          58 E SUNDANCE CIR
                                          SPRING TX 77382

MUNICIPAL INCOME FUND              R      RAYMOND JAMES & ASSOC INC FBO              7,145.27       6.12    0.01
INVESTOR C                                MAYOLA SAPPINGTON &
                                          DEBORAH DUREN &
                                          KENNETH SAPPINGTON JT/WROS
                                          8 LENOIR COURT
                                          COLUMBIA MO 65201

MUNICIPAL INCOME FUND PRIMARY      B      BANK OF AMERICA NA                       77,580,255.35   99.25    92.85
A                                         ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MUNICIPAL RESERVES LIQUIDITY       R      D SCOTT LUTTRELL LIVING TRUST            10,126,183.87   17.77    0.51
                                          DTD MAY 20 1999
                                          6401 MACLAURIN DR
                                          TAMPA FL 33647

MUNICIPAL RESERVES LIQUIDITY       R      HUSHANG ANSARY                           2,864,661.99     5.02    0.14
                                          1000 LOUISIANA STE 5900
                                          HOUSTON TX 77002

MUNICIPAL RESERVES LIQUIDITY       R      GLOBAL EXPRESS MONEY ORDERS INC          3,200,026.37     5.61    0.16
                                          ATTN PAM MUNSON
                                          P O BOX 8608
                                          SILVER SPRING MD 20907

MUNICIPAL RESERVES LIQUIDITY       R      WASHOE COMPANY                           3,700,796.77     6.49    0.19
                                          PO BOX 2086
                                          AUSTIN TX 78768

MUNICIPAL RESERVES LIQUIDITY       R      JOHNSON EZELL CORPORATION                5,695,019.29     9.99    0.29
                                          FBO NEIL EZELL
                                          18167 US HWY 19 NORTH STE 660
                                          CLEARWATER FL 33764

MUNICIPAL RESERVES LIQUIDITY       R      THOMAS J SHANNON JR I\T\F                6,006,253.20    10.54    0.30
                                          13000 N DALE MABRY HWY
                                          TAMPA FL 33618

MUNICIPAL RESERVES LIQUIDITY       R      LINDA JO CARTER                          7,359,295.42    12.91    0.37
                                          8024 FM 428
                                          DENTON TX 76208

MUNICIPAL RESERVES LIQUIDITY       R      LUTTRELL CAPITOL MGMT                    7,912,432.05    13.88    0.40
                                          ATTN JASON WOLFE
                                          15310 AMBERLY DR STE # 205
                                          TAMPA FL 33647

MUNICIPAL RESERVES MARKET          R      NATIONSBANK SWP DISBURSEMENT NC         200,000,000.00   99.99    10.86
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MUNICIPAL RESERVES SERVICE         R      NATIONSBANK SWP DISBURSEMENT NC          17,000,000.00   99.99    10.86
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

MUNICIPAL RESERVES TRUST           B      BANK OF AMERICA NA                      515,075,026.63   99.09    25.79
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MUNICIPAL RESERVES ADVISER         B      BANC OF AMERICA LLC                      33,475,654.76   21.89    1.68
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

MUNICIPAL RESERVES ADVISER         B      NATIONAL FINANCIAL FOR THE               39,687,539.84   25.96    33.73
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

MUNICIPAL RESERVES ADVISER         R      HERITAGE BAG COMPANY                     8,044,771.83     5.26    0.40
                                          1648 DIPLOMAT DRIVE
                                          CARROLLTON TX 75006-6847

MUNICIPAL RESERVES ADVISER         R      HITEN D VARIA &                          8,840,203.29     5.78    0.44
                                          SHERNAZ VARIA JTWROS
                                          4565 JENKINS DRIVE
                                          PLANO TX 75024

MUNICIPAL RESERVES ADVISER         R      BANC OF AMERICA INVESTMENT SERVICES      9,808,980.63     6.41    0.49
                                          FBO 570040121
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS
                                          WA1-501-31-10 SEATTLE WA 981243701

MUNICIPAL RESERVES INVESTOR B      R      NFSC FEBO # W26-738484                     11,343.13     11.51    0.00
                                          BARBARA C TAYLOR
                                          250 ARROW LANE
                                          WYTHEVILLE   VA 24382

MUNICIPAL RESERVES INVESTOR B      R      NFSC FEBO # W68-033359                     20,544.74     20.86    0.00
                                          THE G AND C SPINKS FAMILY TRUS
                                          GEORGE W SPINKS AND
                                          U/A 07/14/1990
                                          3819 NW ROYAL OAK DRIVE
                                          JENSEN BEACH FL 34957

MUNICIPAL RESERVES INVESTOR B      R      NFSC FEBO # W27-746380                     23,102.86     23.45    0.00
                                          SWEET JANE'S INC
                                          4823 MEADOW DRIVE SUITE 210
                                          DURHAM  NC 27713

MUNICIPAL RESERVES INVESTOR B      R      NFSC FEBO # W61-402095                     34,525.22     35.05    0.00
                                          THOMAS P DOLAN TTEE
                                          THOMAS P DOLAN TRUST
                                          U/A 1/5/89
                                          4165 BOCA POINTE DRIVE
                                          SARASOTA FL 34238

MUNICIPAL RESERVES INVESTOR B      R      NFSC FEBO # W26-059692                     8,959.48       9.09    0.00
                                          ANTONIA M STELLOH
                                          REYNOLD F STELLOH III
                                          4281 E OCEAN BLVD
                                          LONG BEACH CA 90803

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MUNICIPAL RESERVES INVESTOR C      R      STEPHENS INC                                     10.00  100.00    0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MUNICIPAL RESERVES CAPITAL         B      MUNICIPAL INCOME FUND                    14,461,000.00    5.07    0.72
                                          51-0331215
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-33-31
                                          CHARLOTTE NC 28255

MUNICIPAL RESERVES CAPITAL         B      NATIONS SHORT TERM MUNICIPAL INCOME      15,780,000.00    5.53    0.79
                                          51-0349911
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-33-31
                                          CHARLOTTE NC 28255

MUNICIPAL RESERVES CAPITAL         R      PUBLIX SUPERMARKETS INC                  25,000,000.00    8.77    1.25
                                          ATTN TREAS DEPT CASH MGT DESK
                                          P O BOX 407
                                          LAKELAND FL 33802

MUNICIPAL RESERVES CAPITAL         R      MICHAEL R BLOOMBERG                      33,081,813.44   11.61    1.66
                                          C/O MARTIN GELLER CPA PC
                                          ATTN DIANE RIZZO
                                          800 THIRD AVENUE 19TH FL
                                          NEW YORK NY 10022

MUNICIPAL RESERVES CAPITAL         B      BANK OF AMERICA NA                       61,251,224.20   21.49    3.07
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MUNICIPAL RESERVES CAPITAL         R      RAIN BIRD CORPORATE SERVICES CO          61,885,261.53   21.71    3.10
                                          145 N GRAND AVE
                                          GLENDORA CA 91741-2469

MUNICIPAL RESERVES DAILY           B      NATIONAL FINANCIAL FOR THE              582,773,148.97   86.54   33.73
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

MUNICIPAL RESERVES DAILY           B      BA INVESTMENT SERVICES INC               89,940,393.05   13.35    4.50
                                          FOR THE BENEFIT OF CUSTOMERS
                                          UNIT 17852 ATTN H DAVID JONES 3RD
                                          PO BOX 7042
                                          SAN FRANCISCO CA 94120

MUNICIPAL RESERVES                 R      BANK OF AMERICA-SHORT TERM ASSET         22,086,000.00   99.99    1.11
INSTITUTIONAL                             MANAGEMENT
                                          231 S LASALLE ST
                                          IL1-231-04-02
                                          CHICAGO IL 60697

MUNICIPAL RESERVES INVESTOR        B      BA INVESTMENT SERVICES INC               11,935,954.96   16.95    0.60
                                          FOR THE BENEFIT OF CUSTOMERS
                                          UNIT 17852 ATTN H DAVID JONES 3RD
                                          PO BOX 7042
                                          SAN FRANCISCO CA 94120

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
MUNICIPAL RESERVES INVESTOR        R      BANC OF AMERICA INVESTMENT SERVICES      3,800,000.00     5.39    0.19
                                          FBO 515902141
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS
                                          WA1-501-31-10 SEATTLE WA 981243701

MUNICIPAL RESERVES INVESTOR        B      NATIONAL FINANCIAL FOR THE              51,404,399.08    73.01   33.73
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

NC INTER. BOND FUND INVESTOR A     R      ARROW & CO                                 102,754.45     9.63    0.55
                                          PO BOX 30010
                                          DURHAM NC 27702-3010

NC INTER. BOND FUND INVESTOR A     R      NFSC FEBO # X68-061336                     104,055.80     9.75    0.56
                                          JULIA E CLARK
                                          4600 TROY'S MTN LN
                                          DURHAM NC 27705

NC INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W26-656267                      65,193.78     6.11    0.35
                                          EILEEN M FRIARS
                                          3516 FOXCROFT ROAD
                                          CHARLOTTE NC 28211

NC INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W16-714542                      74,328.60     6.96    0.40
                                          W FRANK DOWD JR
                                          P O BOX 35430
                                          CHARLOTTE NC 28235

NC INTER. BOND FUND INVESTOR B     R      WACHOVIA SECURITIES, INC.                   26,632.25     5.03    0.14
                                          FBO 205-04775-18
                                          P.O. BOX 1220
                                          CHARLOTTE, NC 28201-1220

NC INTER. BOND FUND INVESTOR B     R      BANK OF AMERICA NA                          27,896.03     5.27    0.15
                                          SUCCESSOR TTEE
                                          A RICHARD STIRNI AGMNT DTD 8/23/90
                                          ATTN JOAN WRAY 10-01-004-0319111
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

NC INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W27-002879                      38,094.52     7.20    0.20
                                          JACK CARTWRIGHT
                                          1040 CANTERING RD
                                          HIGH POINT NC 27262

NC INTER. BOND FUND INVESTOR C     R      WACHOVIA SECURITIES, INC.                    1,174.08    11.06    0.01
                                          FBO 205-05103-18
                                          P.O. BOX 1220
                                          CHARLOTTE NC 28201-1220

NC INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W17-664693                       1,439.38    13.56    0.01
                                          KAREN H BIRD
                                          DONALD A BIRD
                                          PO BOX 636
                                          ELLENBORO NC 28040

NC INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W27-734004                       2,515.24    23.70    0.01
                                          BARBARA B COYNER
                                          513 LAKE BOONE TRAIL
                                          RALEIGH NC 27608

-----------------------------------------------------------------------------------------------------------------
          Fund/Class            Ownership                Address                      Amount of     % of     % of
                                   Type                                             Shares Owned    Class    Fund
-----------------------------------------------------------------------------------------------------------------
NC INTER. BOND FUND INVESTOR C     R      DONALDSON LUFKIN JENRETTE                     3,055.32    28.79    0.02
                                          SECURITIES CORPORATION INC.
                                          P. O. BOX 2052
                                          JERSEY CITY, NJ 07303-9998

NC INTER. BOND FUND INVESTOR C     R      NFSC FEBO # RS7-740810                          664.27     6.26    0.00
                                          THOMAS H BLOUNT
                                          DORIS J BLOUNT
                                          207 W 11TH ST
                                          WASHINGTON NC 27889

NC INTER. BOND FUND PRIMARY A      B      BANK OF AMERICA NA                       16,996,938.57    99.84   91.24
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SC INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W15-636169                       21,797.61     7.86    0.09
                                          PETER B & FRIEDA B GRIFFIN TTEE
                                          THE HOBART W GRIFFIN & FRIEDA B
                                          GRIFFIN TR, U/A 1/31/92
                                          116 DUNBARTON CIR
                                          AIKEN SC 29803

SC INTER. BOND FUND INVESTOR C     R      WEXFORD CLEARING SERVICES CORP FBO           23,745.30     8.56    0.10
                                          MARSHALL H ROBERSON &
                                          GEORGIA T ROBERSON JT TEN
                                          1001 THORNEHILL DR
                                          ANDERSON SC 29621-1560

SC INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W15-020141                       81,238.31    29.31    0.35
                                          GIRARD M BLOUNT JR
                                          4569 CARRIAGE RUN CIRCLE
                                          MURRELLS INLET SC 29576

SC INTER. BOND FUND PRIMARY A      B      BANK OF AMERICA NA                       20,617,443.16   100.00   88.90
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SHORT-INTER. GOVERNMENT FUND       R      NFSC FEBO # W14-610208                    1,006,756.99     9.82    0.76
INVESTOR A                                BURGESS PIGMENT CO
                                          PO BOX 349 DECK BLVD
                                          SANDERSVILLE GA 31082

SHORT-INTER. GOVERNMENT FUND       B      BANK OF AMERICA NA                        1,562,700.73    15.25   90.29
INVESTOR A                                ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SHORT-INTER. GOVERNMENT FUND       R      JAMES STREET PROPERTY INVESTORS             740,077.44     7.22    0.56
INVESTOR A                                600 ATLANTIC AVE SUITE 2000
                                          BOSTON MA 02210

SHORT-INTER. GOVERNMENT FUND       R      NFSC FEBO # W75-025127                      419,221.41    55.76    0.32
INVESTOR C                                PALM MICROSYSTEMS INC
                                          630 ALDER DR.
                                          MILPITAS CA 95035

SHORT-INTER. GOVERNMENT FUND       B      MERRILL LYNCH, PIERCE, FENNER                43,016.96     5.72    0.03
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
SHORT-INTER. GOVERNMENT FUND       R      NFSC FEBO # W26-710326                     63,774.59      8.48    0.05
INVESTOR C                                L D HARRIS, BRUCE BRATTON TTEE
                                          UMWA PCG TRAINING AND EDUCATIO
                                          FUND, U/A 5/23/96
                                          DTD 5-23-96 PO BOX 1270
                                          BRISTOL VA 24203

SHORT-INTER. GOVERNMENT FUND       B      BANK OF AMERICA NA                    117,976,346.04     98.88   90.29
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SHORT-INTER. GOVERNMENT FUND       B      RELIANCE TRUST CO                          34,343.50     99.99    0.03
PRIMARY B                                 PO BOX 48449
                                          ATLANTA GA 30362

SHORT-TERM MUNI. INCOME FUND       R      NFSC FEBO # W82-800490                    247,389.16      6.08    1.28
INVESTOR A                                EL CAMINO ASSC
                                          A PARTNERSHIP
                                          ATT CHARLES CARLISE
                                          2400 E MISSOURI AVE #7370
                                          PHOENIX AZ 85016

SHORT-TERM MUNI. INCOME FUND       B      BALSA & CO                                297,592.90      7.31    1.54
INVESTOR A                                MUTUAL FUNDS UNIT 16-HCB-040
                                          PO BOX 2558
                                          HOUSTON TX 77252-8040

SHORT-TERM MUNI. INCOME FUND       R      NFSC FEBO # W77-013960                    298,485.21      7.33    1.54
INVESTOR A                                RICHARD C BRIGGS
                                          3251 106TH AVE SE
                                          BELLEVUE WA 98004

SHORT-TERM MUNI. INCOME FUND       R      NFSC FEBO # W52-039942                    339,425.95      8.34    1.76
INVESTOR A                                ROBERT SUNDERLAND TTEE
                                          ROBERT SUNDERLAND TRUST
                                          U/A 12/20/83
                                          910 RHYOLITE TERRACE
                                          HENDERSON NV 89015

SHORT-TERM MUNI. INCOME FUND       R      NFSC FEBO # W14-726940                     15,749.69      5.92    0.08
INVESTOR B                                JUDITH C BROWN
                                          708 OLD GREENVILLE RD
                                          FAYETTEVILLE GA 30215

SHORT-TERM MUNI. INCOME FUND       R      NFSC FEBO # W26-643050                     18,185.07      6.83    0.09
INVESTOR B                                MRS ANN W CUTCHINS
                                          5906 OCEANFRONT
                                          VIRGINIA BCH VA 23451

SHORT-TERM MUNI. INCOME FUND       R      NFSC FEBO # W13-092100                     20,563.42      7.73    0.11
INVESTOR B                                PARAGON ASSETS LTD PARTNERSHIP
                                          A PARTNERSHIP
                                          ROBERT L LYLES
                                          4520 KING ST #206
                                          ALEXANDRIA VA 22302

SHORT-TERM MUNI. INCOME FUND       R      NFSC FEBO # W26-783200                     57,354.29     21.56    0.30
INVESTOR B                                JAMES H SPARKS
                                          KAREN M SPARKS
                                          4006 N WITCHDUCK RD
                                          VIRGINIA BCH VA 23455

SHORT-TERM MUNI. INCOME FUND       B      MERRILL LYNCH, PIERCE, FENNER              10,998.28      5.03    0.06
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNI. INCOME FUND       R      NFSC FEBO # W19-115410                     14,299.80      6.55    0.07
INVESTOR C                                ROBERT T MORPHY TTEE
                                          ROBERT T MORPHY REV TRUST
                                          U/A 1/11/90
                                          22343 BLUE WATER CIR #B-224
                                          BOCA RATON FL 33433

SHORT-TERM MUNI. INCOME FUND       R      CHRISTOPHER H WILLIAMS                     21,869.46     10.01    0.11
INVESTOR C                                10 HAMPTON HILLS LANE
                                          RICHMOND VA 23226

SHORT-TERM MUNI. INCOME FUND       R      A G EDWARDS & SONS INC FBO                 23,564.46     10.79    0.12
INVESTOR C                                EUGENE IACOPI & ANITA IACOPI
                                          TTEE EUGENE A IACOPI & ANITA M
                                          A/C 0541-043020
                                          ONE NORTH JEFFERSON
                                          ST LOUIS MO 63103-2287

SHORT-TERM MUNI. INCOME FUND       R      NFSC FEBO # W38-064548                     44,398.64     20.33    0.23
INVESTOR C                                R PETER BOSWORTH
                                          801 ST GEORGES RD
                                          BALTIMORE MD 21210

SHORT-TERM MUNI. INCOME FUND       B      BANK OF AMERICA NA                     14,120,015.11     95.48   73.01
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SHORT-TERM INCOME FUND             B      COBATCO C/O SYNOVUS TRUST CO              172,285.59     12.27    0.44
INVESTOR A                                OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

SHORT-TERM INCOME FUND             R      NFSC FEBO # W17-737127                     14,831.36      5.80    0.04
INVESTOR B                                CLEMSON ARCHITECTURAL FNDTN
                                          108 STRODE TOWER
                                          CLEMSON SC 29634
                                          CLEMSON SC 29631

SHORT-TERM INCOME FUND             R      NFSC FEBO # W17-731277                     26,761.04     10.46    0.07
INVESTOR B                                W ANDERSON RURAL WATER & SEWER
                                          RESERVE FUND
                                          2767 WHITEHALL RD
                                          ANDERSON SC 29625

SHORT-TERM INCOME FUND             R      NFSC FEBO # W17-731269                     45,126.73     17.64    0.12
INVESTOR B                                WEST ANDERSON RURAL WATER &
                                          SEWER CO INC
                                          2767 WHITEHALL RD
                                          ANDERSON SC 29625

SHORT-TERM INCOME FUND             R      NFSC FEBO # W75-025127                    390,646.34     62.24    1.01
INVESTOR C                                PALM MICROSYSTEMS INC
                                          630 ALDER DR.
                                          MILPITAS CA 95035

SHORT-TERM INCOME FUND             R      NFSC FEBO # W73-032085                     76,374.75     12.17    0.20
INVESTOR C                                MARTIN AND MARSHA BRANDER TRUS
                                          MARTIN I BRANDER
                                          U/A 12/05/1995
                                          323 N CARMELINA AVE
                                          LOS ANGELES CA 90049

SHORT-TERM INCOME FUND             B      BANK OF AMERICA NA                     34,950,485.06     95.91   90.25
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                 Type                                              Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND             R      STEPHENS INC                                 1.03        100.00   0.00
PRIMARY B                                 ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

SMALL CAP INDEX INVESTOR A         B      CHARLES SCHWAB & CO INC                   127,166.31      23.57   0.54
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

SMALL CAP INDEX INVESTOR A         B      BALSA & CO                                 35,088.33       6.50   0.15
                                          MUTUAL FUNDS UNIT 16-HCB-040
                                          PO BOX 2558
                                          HOUSTON TX 77252-8040

SMALL CAP INDEX INVESTOR A         R      DADE COMMUNITY FOUNDATION INC              44,013.77       8.15   0.19
                                          200 SOUTH BISCAYNE BLVD STE 2780
                                          MIAMI FL 33131-2343

SMALL CAP INDEX PRIMARY A          B      BANK OF AMERICA NA                     17,725,321.73      77.50  75.72
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SMALL CAP INDEX PRIMARY A          B      BANK OF AMERICA NA TTEE                 4,832,719.51      21.13  20.64
                                          NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

SMALL COMPANY FUND INVESTOR B      B      MERRILL LYNCH, PIERCE, FENNER              52,850.64       5.24   0.14
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

SMALL COMPANY FUND INVESTOR C      B      OLLEN STEPP, TTEE                          14,947.65       6.62   0.03
                                          MEMBERS OF SPRINGDALE POLICE
                                          PENSION & RELIEF FUND
                                          201 SPRING STREET
                                          SPRINGDALE AR 72764-4554

SMALL COMPANY FUND INVESTOR C      B      MERRILL LYNCH, PIERCE, FENNER              20,148.79       8.93   0.04
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

SMALL COMPANY FUND PRIMARY A       B      BANK OF AMERICA NA                     37,735,735.13      91.24  70.69
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SMALL COMPANY FUND PRIMARY B       R      STEPHENS INC                                    1.14     100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

STRATEGIC GROWTH FUND PRIMARY      B      BANK OF AMERICA NA                     89,617,929.34      99.41  96.34
A                                         ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
STRATEGIC GROWTH INVESTOR A        B      COBATCO C/O SYNOVUS TRUST CO              940,724.27     44.03    1.01
                                          OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

STRATEGIC GROWTH INVESTOR C        B      MERRILL LYNCH, PIERCE, FENNER              11,757.17      6.09    0.01
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

STRATEGIC INCOME FUND              R      BANC OF AMERICA INVESTMENT SERVICES        10,260.16      6.44    0.04
INVESTOR C                                FBO 300181211
                                          185 BERRY ST.
                                          3RD FLOOR #12640
                                          SAN FRANCISCO CA 94107

STRATEGIC INCOME FUND              R      NFSC FEBO # W16-037044                     12,562.48      7.89    0.05
INVESTOR C                                EDNA H DUNKLE
                                          NFSC/FMTC IRA
                                          GEORGE H DUNKLE DOD 4-30-00
                                          207 N BEVERLY DR
                                          LOCUST NC 28097

STRATEGIC INCOME FUND              R      NFSC FEBO # W17-662682                     17,323.89     10.88    0.08
INVESTOR C                                NFSC/FMTC IRA ROLLOVER
                                          FBO LINDA G WALKER
                                          7 SALLY ST
                                          SPARTANBURG SC 29301

STRATEGIC INCOME FUND              R      JAMES B FORD AND                           17,910.11     11.25    0.08
INVESTOR C                                JOANNE W FORD JTTEN
                                          3441 LEBANON PIKE STE 113
                                          HERMITAGE TN 37076-2000

STRATEGIC INCOME FUND              R      NFSC FEBO # W25-059382                     28,035.96     17.61    0.12
INVESTOR C                                JOHN L MANNING III P/ADM
                                          ORGAIN READY MIX PFT SHRING PL
                                          240 KRAFT ST
                                          CLARKSVILLE TN 37040

STRATEGIC INCOME FUND PRIMARY      B      BANK OF AMERICA NA                     15,026,491.18     99.83   65.57
A                                         ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

STRATEGIC INCOME FUND PRIMARY      R      STEPHENS INC                                    1.06    100.00    0.00
B                                         ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

TAX EXEMPT RESERVES DAILY          B      NATIONAL FINANCIAL FOR THE             90,958,411.14     99.64    5.33
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

TAX EXEMPT RESERVES INVESTOR A     B      BANC OF AMERICA SECURITIES LLC          5,452,923.75      9.26    0.21
                                          ATTN MUTAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
TAX EXEMPT RESERVES INVESTOR A     B      NATIONAL FINANCIAL FOR THE                 50,895,942.80  86.45   5.33
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

TAX EXEMPT RESERVES INVESTOR B     R      HARE & CO, BANK OF NEW YORK                18,844,296.87   7.97   0.71
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

TAX EXEMPT RESERVES INVESTOR C     R      NFSC FEBO # W16-624101                        211,554.07  19.55   0.01
                                          ALFRED K SAMPSON
                                          527 NC HWY 150 WEST
                                          GREENSBORO NC 27455

TAX EXEMPT RESERVES INVESTOR C     R      STEVENS T CALDWELL &                          800,000.00  73.95   0.03
                                          LYNN A CALDWELL JTWROS
                                          10859 EMERALD COAST HWY #4-409
                                          DESTIN FL 32541

TAX EXEMPT RESERVES PRIMARY A      B      BANK OF AMERICA NA                      2,251,541,210.61  99.26  84.66
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TAX EXEMPT RESERVES PRIMARY B      B      BANK OF AMERICA NA                          3,514,045.93 100.00   0.13
                                          ATTN TONY FARRER (B SHARES)
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TN INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W25-680427                        122,275.74  15.33   2.52
                                          BOB G LONG
                                          PO BOX 266
                                          HERMITAGE TN 37076

TN INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W25-683256                        127,867.17  16.03   2.64
                                          MARSHALL T POLK III
                                          PO BOX 90148
                                          NASHVILLE TN 37209

TN INTER. BOND FUND INVESTOR A     R      SAM H HAY SR, MD                               42,090.92   5.27   0.87
                                          PO BOX 5064
                                          MURFREESBORO TN 37133

TN INTER. BOND FUND INVESTOR A     R      CHARLES R HULSHOF &                            46,415.57   5.82   0.96
                                          CHERYL T HULSHOF
                                          JT TEN
                                          8225 MARYLAND LANE
                                          BRENTWOOD TN 37027-7332

TN INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W25-680419                         49,524.41   6.21   1.02
                                          JOSEPH L DILORENZO
                                          310 WATERCRESS DRIVE
                                          FRANKLIN TN 37064

TN INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W25-684716                         61,307.78   7.68   1.27
                                          JAMES R KELLAM III
                                          3605 SYCAMORE LANE
                                          NASHVILLE TN 37215

TN INTER. BOND FUND INVESTOR A     R      RALPH S GRAHAM TTEE                            62,126.91   7.79   1.28
                                          RALPH S GRAHAM REV LIV TRUST
                                          U/A DTD 08/14/1990
                                          PO BOX 235
                                          BIG SANDY TN 38221

----------------------------------------------------------------------------------------------------------------
          Fund/Class            Ownership                 Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
TN INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W25-695556                     14,768.26     11.35    0.30
                                          CHARLES R COOKSEY
                                          JULIE E COOKSEY
                                          4767 CARTHAGE HWY
                                          LEBANON TN 37087

TN INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W25-008028                     17,056.62     13.11    0.35
                                          DAVID A LOCKMILLER
                                          CARLOTTA E LOCKMILLER
                                          4343 LEBANON RD APT#1711
                                          HERMITAGE TN 37076

TN INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W25-688070                      6,796.95      5.22    0.14
                                          WILLIAM M REGAN
                                          215 LONG VALLEY ROAD
                                          BRENTWOOD TN 37027

TN INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W25-605689                      8,538.31      6.56    0.18
                                          TERENCE M KELLY
                                          BARBARA M KELLY
                                          272 HIDDEN LAKE RD
                                          HENDERSONVILLE TN 37075

TN INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W25-695467                      9,422.12      7.24    0.19
                                          GARY ARMOR HALL
                                          VICKI B HALL
                                          16609 MIZZEN COURT
                                          CORNELIUS NC 28031

TN INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W25-620670                      9,477.09      7.28    0.20
                                          JOLENE H JORDAN
                                          P O BOX 1736
                                          CORDOVA TN 38088

TN INTER. BOND FUND INVESTOR C     R      STEPHENS INC                                  276.40     99.59    0.01
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

TN INTER. BOND FUND PRIMARY A      B      BANK OF AMERICA NA                      3,915,329.74    100.00   80.84
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

NATIONS TREASURY RESERVES          B      BANK OF AMERICA NA                    440,732,700.58     98.91    5.53
TRUST                                     ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TREASURY RESERVES ADVISER          R      SECURITY PACIFIC CASH MANAGEMENT      137,275,400.00      7.56    1.72
                                          C/O BANK OF AMERICA GPO M/C 5533
                                          ATTN REGINA OLSEN--4TH FLOOR
                                          1850 GATEWAY BLVD # 5533
                                          CONCORD CA 94520-3275

TREASURY RESERVES ADVISER          B      NATIONSBANK OF TEXAS NA AGENT FBO     201,032,011.64     11.08    2.52
                                          GLOBAL FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202

TREASURY RESERVES INVESTOR B       R      NFSC FEBO # W38-050156                     20,000.00      6.67    0.00
                                          ROBERT L COLEMAN
                                          12218 QUADRILLE LANE
                                          BOWIE MD 20720

TREASURY RESERVES INVESTOR B       R      LOUISE WALCOTT JONES &                    225,871.60     75.43    0.00
                                          THOMAS H JONES JR JTWROS
                                          3235 GULF OF MEXICA DR #306A
                                          LONGBOAT KEY FL 34228

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                 Type                                              Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
TREASURY RESERVES INVESTOR B       R      NFSC FEBO # W14-618039                       52,945.09   17.68    0.00
                                          SUSIE BEARD
                                          ELLA P BEARD
                                          946 DEWEY ST SW
                                          ATLANTA GA 30310

TREASURY RESERVES INVESTOR C       R      STEPHENS INC                                     10.00  100.00    0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

TREASURY RESERVES CAPITAL          R      PHELPS DODGE CORPORATION                106,942,757.66    5.93    1.34
                                          ATTN BO LE MASTER
                                          2600 N CENTRAL AVE
                                          PHOENIX AZ 85004

TREASURY RESERVES CAPITAL          B      BANC OF AMERICA LLC                     289,786,997.26   16.06    3.64
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

TREASURY RESERVES CAPITAL          R      KPMG PEAT MARWICK LL                    303,000,000.00   16.80    3.80
                                          ATTN HARVEY SKOLNICK
                                          3 CHESTNUT RIDGE RD
                                          MONTVALE NJ 07645-1842

TREASURY RESERVES DAILY            B      NATIONAL FINANCIAL FOR THE              273,196,390.79   25.20    3.95
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

TREASURY RESERVES DAILY            R      MAXIM INTERGRATED PRODUCTS INC           69,097,607.34    6.37    0.87
                                          ATTN:ACCOUNTING MS 433 ATTN: RUEHLE
                                          120 SAN GABRIEL DRIVE
                                          SUNNYVALE CA 94086

TREASURY RESERVES                  R      ROUND ROCK ISD DEBT SERVICE              10,000,000.00    7.59    0.13
INSTITUTIONAL                             ATTN ACCOUNTING DEPT
                                          1311 ROUND ROCK AVE
                                          ROUND ROCK TX 78681-4941

TREASURY RESERVES                  R      TIGUA INDIAN RESERVATION                 18,126,011.54   13.76    0.23
INSTITUTIONAL                             YSLETA DEL SUR PUEBLO
                                          MINOR ACCOUNT
                                          P O BOX 17579
                                          EL PASO TX 79917-7579

TREASURY RESERVES                  R      ETHYL CORPORATION                        72,082,453.00   54.75    0.90
INSTITUTIONAL                             ATTN MIKE MCKEEVER
                                          330 SOUTH FOURTH STREET
                                          RICHMOND VA 23219

TREASURY RESERVES                  R      CLARK COUNTY PUBLIC ADMIN                 8,000,000.00    6.07    0.10
INSTITUTIONAL                             PUBLIC GUARDIAN
                                          ATTN JARED C SHAFER
                                          515 SHADOW LANE
                                          LAS VEGAS NV 89106

TREASURY RESERVES                  R      CLARK COUNTY PUBLIC GUARDIAN              8,500,000.00    6.45    0.11
INSTITUTIONAL                             KATHLEEN BUCHANAN PUBLIC GUARDIAN
                                          515 SHADOW LANE
                                          LAS VEGAS NV 89106

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                 Type                                              Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
TREASURY RESERVES INVESTOR         R      HARE & CO, BANK OF NEW YORK             129,815,707.52   17.07    1.63
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

TREASURY RESERVES INVESTOR         B      NATIONAL FINANCIAL FOR THE               41,806,569.56    5.49    3.95
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

TREASURY RESERVES INVESTOR         R      SILICON VALLEY BANK                     577,553,993.37   75.94    7.25
                                          ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054

TREASURY RESERVES LIQUIDITY        R      OPTICAL SWITCH CORPORATION               16,010,097.88    5.71    0.20
                                          ATTN RANDY COTHRUN
                                          930 E CAMPBELL RD
                                          RICHARDSON TX 75081

TREASURY RESERVES LIQUIDITY        R      SWINERTON & WALBERG CO                   19,633,780.17    7.00    0.25
                                          MR JAMES R GILLETTE EXEC VP
                                          ATTN VICKIE PAUL
                                          ONE KAISER PLAZA STE 701
                                          OAKLAND CA 94612

TREASURY RESERVES LIQUIDITY        R      PRIMUS TELECOMMUNICATIONS                24,412,877.22    8.71    0.31
                                          INTERNATIONAL INC
                                          ATTN AARON MIVERT
                                          1700 OLD MEADOW ROAD SUITE 300
                                          MCLEAN VA 22102

TREASURY RESERVES LIQUIDITY        R      NORTHSTAR PARTNERSHIP LP                 39,675,764.74   14.15    0.50
                                          ATTN GLEN LEVIN
                                          527 MADISON AVE FL 16
                                          NEW YORK NY 10022-4304

TREASURY RESERVES LIQUIDITY        R      NATIONSBANK SWP DISBURSEMENT NC          42,000,000.00   14.98   19.24
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

TREASURY RESERVES MARKET           R      NATIONSBANK SWP DISBURSEMENT NC       1,345,000,000.00   99.99   19.24
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

TREASURY RESERVES SERVICE          R      NATIONSBANK SWP DISBURSEMENT NC         146,500,000.00   48.19   19.24
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

TREASURY RESERVES SERVICE          R      JDA SOFTWARE INC                         15,717,120.56    5.17    0.20
                                          ATTN DARREN S DIXON
                                          14400 N 87TH ST
                                          SCOTTSDALE AZ 85260-3649

TREASURY RESERVES SERVICE          R      B OF A CALIFORNIA TREASURY Y CLASS       30,000,000.00    9.86    0.38
                                          SEAN EHRLICH
                                          2044 FRANKLIN ST
                                          OAKLAND CA 94612-2908

----------------------------------------------------------------------------------------------------------------
          Fund/Class           Ownership                  Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
TX INTER. BOND FUND INVESTOR A     R      SECURED TRUST BANK                        126,254.49     23.58    0.45
                                          SUITE 100
                                          1909 SOUTH BROADWAY
                                          TYLER TX 75701

TX INTER. BOND FUND INVESTOR A     R      MOTCO                                     148,091.53     27.66    0.53
                                          P O BOX 17001-TRUST
                                          SAN ANTONIO TX 78217

TX INTER. BOND FUND INVESTOR A     R      NFSC FEBO # W18-708275                     27,521.52      5.14    0.10
                                          SHARRA LANKFORD
                                          238 VAN ROWE
                                          DUNCANVILLE TX 75116

TX INTER. BOND FUND INVESTOR A     R      MADELINE O'DONNELL                         43,993.54      8.21    0.16
                                          2395 NICHOLS CANYON RD
                                          HOLLYWOOD CA 90046

TX INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W41-600997                     19,010.03      9.24    0.07
                                          OLIVER ROOFING SYSTEMS
                                          PO BOX 180191
                                          AUSTIN TX 78718
                                          AUSTIN TX 78718

TX INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W40-682470                     19,467.28      9.46    0.07
                                          A G MARTIN
                                          NELLIE L MARTIN
                                          2011 32ND ST
                                          LUBBOCK TX 79411

TX INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W18-719404                     22,726.78     11.05    0.08
                                          MONTINE T WISDOM
                                          6335 W NORTHWEST HWY #1318
                                          DALLAS TX 75225

TX INTER. BOND FUND INVESTOR B     R      NFSC FEBO # W40-678880                     33,748.44     16.41    0.12
                                          JAMES ROBERT MALLORY
                                          FAITH K MALLORY
                                          2400 WINTON TERR E
                                          FORT WORTH TX 76109

TX INTER. BOND FUND INVESTOR C     R      STEPHENS INC                                  273.72    100.00    0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

TX INTER. BOND FUND PRIMARY A      B      BANK OF AMERICA NA                     27,051,607.80     99.80   97.15
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

VA INTER. BOND FUND INVESTOR C     R      DOROTHY LEE WALSHE                         10,073.36     16.62    0.04
                                          5801 MILL SPRING RD
                                          MIDLOTHIAN VA 23112

VA INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W13-003441                      3,609.95      5.95    0.01
                                          HAROLD R CRAMER
                                          DONNA CRAMER
                                          2051 CROSSING GATE WAY
                                          VIENNA VA 22181

VA INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W26-066940                      3,706.30      6.11    0.01
                                          ANDREW L GRAHAM JR
                                          ELRICA S GRAHAM
                                          708 WREN DRIVE
                                          PULASKI VA 24301

----------------------------------------------------------------------------------------------------------------
          Fund/Class            Ownership                 Address                    Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund
----------------------------------------------------------------------------------------------------------------
VA INTER. BOND FUND INVESTOR C     R      NFSC FEBO # W26-049425                        6,719.58    11.09   0.02
                                          COLLIN PEEL
                                          MARGIE PEEL
                                          195 FAIRWAY LN
                                          WYTHEVILLE VA 24382

VA INTER. BOND FUND PRIMARY A      B      BANK OF AMERICA NA                       23,265,602.49   100.00  82.72
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

VALUE FUND INVESTOR C              B      STUART K COLONNA TTEE                        72,799.51     9.93   0.09
                                          BAYSHORE CONCRETE PRODUCTS CORP
                                          RETIREMENT SAVINGS PLAN
                                          1 BAYSHORE RD P O BOX 230
                                          CAPE CHARLES VA 23310

VALUE FUND PRIMARY A               B      BANK OF AMERICA NA                       52,418,776.13    76.09  63.21
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

VALUE FUND PRIMARY A               B      BANK OF AMERICA NA TTEE                   9,309,268.92    13.51  11.22
                                          NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

VALUE FUND PRIMARY B               R      STEPHENS INC                                      1.40   100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

         As of July 1, 2001, the Trustees and officers of the Companies as a group owned less than 1% of each class of shares of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Adviser and Sub-Advisers

         BA Advisors, BACAP and Marsico Capital

         BA Advisors is the primary investment adviser to the Funds, except the Feeder Funds which have no investment adviser. BA Advisors is also the investment adviser to the Master Portfolios. BACAP is the investment sub-adviser to all other Funds (except the Feeder Funds), except as described below.

         Marsico Capital is investment sub-adviser to the Marsico Focused Equities Master Portfolio, Marsico Growth & Income Master Portfolio, Marsico 21st Century Master Portfolio, Marsico International Opportunities Master Portfolio. It is also co-investment sub-adviser to International Equity Master Portfolio.

         BA Advisors also serves as the investment adviser to the portfolios of Nations Separate Account Trust, a registered investment company that is part of the Nations Funds Family. In addition, BA Advisors serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE. BACAP also serves as the investment sub-adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Balanced Target Maturity Fund, Inc.

         BA Advisors and BACAP are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The respective principal offices of BA Advisors and BACAP are located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is a wholly-owned subsidiary of Bank of America.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $289 billion, including the more than $115 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Sub-Advisers Unaffiliated with BA Advisors

         Brandes is the investment sub-adviser to Classic Value Fund, Global Value Fund and International Value Master Portfolio. Brandes Investment Partners, Inc. owns a controlling interest in Brandes and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

         MacKay Shields is the investment sub-adviser to the High Yield Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         Gartmore is the investment sub-adviser to the Emerging Markets Fund. Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. Gartmore's former indirect parent was Bank of America Corporation. As of May 31, 2000, Gartmore's indirect parent became Nationwide, which is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215.

         INVESCO, with principal offices located at 1360 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. INVESCO's International Equity Portfolio Management Team is responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Master Portfolio.

         Putnam Investment Management, LLC, with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly owned subsidiary of Putnam Investments, LLC, an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. Putnam's Core International Equity Group is responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Master Portfolio.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of any Adviser, including the individual portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         Investment Advisory and Sub-Advisory Agreements

         Pursuant to the terms of the Companies' respective Investment Advisory Agreements, BA Advisors, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund. Pursuant to the terms of the Companies' respective Investment Sub-Advisory Agreements, BACAP, Gartmore, Brandes, MacKay Shields, INVESCO, Putnam and/or Marsico Capital select and manage the respective investments of the Funds. Each Adviser performs its duties subject at all times to the control of the respective Companies' Boards and in conformity with the stated policies of each Fund. The Investment

Advisory Agreements and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approved by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by a Trust's Board, including its Independent Board Members. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BA Advisors on 60 days' written notice.

         The Funds pay BA Advisors an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

         BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         Expense Limitations

         BA Advisors has committed to: (i) waive investment advisory fees and/or co-administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         CONTRACTUAL ADVISORY/CO-ADMINISTRATION FEE WAIVERS

PERIOD FROM AUGUST 1, 2001, TO JULY 31, 2002

Funds                                     Advisory       Co-Administration
-----                                      Waivers            Waivers
                                           -------            -------

Short-Term Income Fund                      0.10%               n/a
Government Securities Fund                  0.10%(1)           0.05%
Strategic Income Fund                       0.10%               n/a

(1) Contractual advisory fees are based on asset breakpoints, causing the advisory fee waiver to fluctuate to maintain a 0.40% net advisory rate. The advisory fee waiver presented reflects the maximum advisory fee waiver.

EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL
PERIOD FROM AUGUST 1, 2001, TO JULY 31, 2002

Funds                                      Fund Level Expense Commitment *
-----                                      -----------------------------

Intermediate Municipal Fund                          0.50%
Municipal Income Fund                                0.60%
Short Term Municipal Fund                            0.40%
Florida Intermediate Bond Fund                       0.50%
Georgia Intermediate Bond Fund                       0.50%
Maryland Intermediate Bond Fund                      0.50%
North Carolina Intermediate Bond Fund                0.50%
South Carolina Intermediate Bond Fund                0.50%
Tennessee Intermediate Bond Fund                     0.50%
Texas Intermediate Bond Fund                         0.50%
Virginia Intermediate Bond Fund                      0.50%
California Bond Fund                                 0.60%

Florida Bond Fund                                    0.60%
Kansas Income Fund                                   0.60%
High Yield Bond Fund                                 0.93%
Intermediate Bond Fund                               0.81%
LargeCap Index Fund                                  0.35%
Managed Index Fund                                   0.50%
MidCap Index Fund                                    0.35%
SmallCap Index Fund                                  0.40%
Classic Value Fund**                                 1.13%
Financial Services Fund**                            1.30%
Small Company Fund                                   1.15%
Global Value Fund**                                  1.40%
Marsico International Opportunities Fund             1.50%

* As to these Funds, waivers of BA Advisors advisory and/or co-administration fees and/or other expense reimbursements (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees, extraordinary expenses and interest expenses).

** As to these Funds, BA Advisors is entitled to reimbursement from the Fund of any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such reimbursements do not cause the Fund's total operating expenses to exceed any expense commitment then in effect.

Expense Commitments Established at Overall Fund Level
Period from August 1, 2001, to July 31, 2002

Funds                                Fund Level Expense Cap *
-----                                ----------------------

California Reserves                                     0.20%
Cash Reserves                                           0.20%
Government Reserves                                     0.20%
Money Market Reserves                                   0.20%
Municipal Reserves                                      0.20%
Treasury Reserves                                       0.20%
New York Reserves                                       0.20%

         Advisory Fee Rates

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses.

         Advisory Fees Paid

         BA Advisors (or its predecessor) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2001.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Money Market Funds
Cash Reserves                                      64,535,411         1,952,428                     0
Treasury Reserves                                  11,368,588                 0                     0
Money Market Reserves                              11,937,174           433,874                     0
Government Reserves                                 3,404,245           295,529                     0
Municipal Reserves                                  2,148,980           168,322                     0
California Reserves                                 2,536,411                 0                     0
Tax-Exempt Reserves*                                      n/a               n/a                   n/a
New York Reserves*                                        n/a               n/a                   n/a

Stock Funds
Convertible Securities Fund                         2,608,763            11,672                     0
Asset Allocation Fund                               2,565,587            82,677                     0
Classic Value Fund*                                       n/a               n/a                   n/a
LargeCap Value Fund*                                      n/a               n/a                   n/a
MidCap Value Fund*                                        n/a               n/a                   n/a
Value Fund                                          8,461,521                 0                     0

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Strategic Growth Fund                               8,005,892                 0                     0
Marsico Growth & Income Fund(a)                           n/a               n/a                   n/a
Capital Growth Fund                                 5,351,636                 0                     0
Marsico Focused Equities Fund(a)                          n/a               n/a                   n/a
MidCap Growth Fund                                  2,271,101                 0                     0
Marsico 21st Century Fund(a)                              n/a               n/a                   n/a
Small Company Fund                                  7,372,166           496,038                     0
Financial Services Fund*                                  n/a               n/a                   n/a
Research Fund*                                            n/a               n/a                   n/a

International Stock Funds
Global Value Fund*                                        n/a               n/a                   n/a
International Value Fund(a)                               n/a               n/a                   n/a
International Equity Fund(a)                              n/a               n/a                   n/a
Marsico International Opportunities Fund(a)               n/a               n/a                   n/a
SmallCap Value Fund*                                      n/a               n/a                   n/a
Emerging Markets Fund                                 468,327             8,175                     0

Index Funds
LargeCap Index Fund                                 1,785,004         8,419,477                     0
MidCap Index Fund                                   1,562,272         1,171,704                     0
SmallCap Index Fund                                    45,344           851,334                     0
Managed Index Fund                                  1,051,623           975,067                     0

Government & Corporate Bond Funds
Short-Term Income Fund                                764,098           382,049                     0
Short-Intermediate Government Fund                  1,668,046                 0                     0
Government Securities Fund                            894,401           210,434                     0
Intermediate Bond Fund(a)                                 n/a               n/a                   n/a
Bond Fund                                           9,000,170                 0                     0
Strategic Income Fund                                 940,869           257,368                     0
High Yield Bond Fund(a)                                   n/a               n/a                   n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                       75,729           297,330                     0
Intermediate Municipal Bond Fund                    2,639,691         1,761,372                     0
Municipal Income Fund                               2,734,689         1,395,598                     0
California Bond Fund                                  556,565           370,790                     0
Florida Intermediate Bond Fund                        484,491           418,654                     0
Florida Bond Fund                                     409,429           296,144                     0
Georgia Intermediate Bond Fund                        270,055           295,541                     0
Kansas Income Fund*                                       n/a               n/a                   n/a
Maryland Intermediate Bond Fund                       404,437           385,463                     0
North Carolina Intermediate Bond Fund                 397,341           375,029                     0
South Carolina Intermediate Bond Fund                 505,560           435,423                     0
Tennessee Intermediate Bond Fund                       36,773           154,136                     0
Texas Intermediate Bond Fund                          675,275           532,923                     0
Virginia Intermediate Bond Fund                       659,389           530,703                     0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                    442,504                 0                     0
LifeGoal Growth Portfolio                             174,694                 0                     0
LifeGoal Income and Growth Portfolio                   35,056                 0                     0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year. (a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

         BA Advisors (or its predecessor) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2000.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------

                                                       Net               Amount            Reimbursed
                                                  Amount Paid            Waived            by Adviser
                                                  -----------            ------            ----------
Money Market Funds
Cash Reserves                                      41,917,028                 0                     0
Treasury Reserves                                   9,455,978                 0                     0
Money Market Reserves                               3,492,118         1,626,671                     0
Government Reserves                                 2,507,819           166,533                     0
Municipal Reserves                                  1,809,661           223,731                     0
California Reserves*                                2,198,602            37,697                     0
Tax-Exempt Reserves*                                      n/a               n/a                   n/a
New York Reserves(b)                                      n/a               n/a                   n/a

Stock Funds
Convertible Securities Fund*                        2,002,135                 0                     0
Asset Allocation Fund*                              1,920,669           246,996                     0
Classic Value Fund(b)                                     n/a               n/a                   n/a
LargeCap Value Fund(b)                                    n/a               n/a                   n/a
MidCap Value Fund(b)                                      n/a               n/a                   n/a
Value Fund                                         13,096,565            37,291                     0
Strategic Growth Fund                               3,061,314                 0                     0
Marsico Growth & Income Fund                        1,027,192                 0                     0
Capital Growth Fund                                 5,725,787                 0                     0
Marsico Focused Equities Fund                       3,616,135                 0                     0
MidCap Growth Fund(b)                                     n/a               n/a                   n/a
Marsico 21st Century Fund(b)                              n/a               n/a                   n/a
Small Company Fund                                  4,886,606           554,663                     0
Financial Services Fund(b)                                n/a               n/a                   n/a
SmallCap Value Fund(b)                                    n/a               n/a                   n/a
Research Fund (b)                                         n/a               n/a                   n/a

International Stock Funds
Global Value Fund(b)                                      n/a               n/a                   n/a
International Value Fund                            1,160,122           142,388                     0
International Equity Fund                           3,330,623            35,663                     0
Marsico International Opportunities Fund(b)               n/a               n/a                   n/a
Emerging Markets Fund                                 132,817           222,899                     0

Index Funds
LargeCap Index Fund                                   578,210         3,748,074                     0
MidCap Index Fund                                   1,731,609                 0                     0
SmallCap Index Fund                                   302,157           537,268                     0
Managed Index Fund                                  1,382,193         1,559,621                     0

Government & Corporate Bond Funds
Short-Term Income Fund                                893,075           525,771                     0
Short-Intermediate Government Fund                  1,919,241           113,613                     0
Government Securities Fund                            824,307           225,795                     0
Intermediate Bond Fund(a)                                 n/a               n/a                   n/a
Bond Fund                                           7,426,720           217,923                     0
Strategic Income Fund                                 837,734           455,939                     0
High Yield Bond Fund(b)                                   n/a               n/a                   n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                      (26,406)                0               410,899
Intermediate Municipal Bond Fund                    2,041,136         1,632,783                     0
Municipal Income Fund                               2,009,025         1,263,949                     0
California Bond Fund*                                     n/a               n/a                   n/a
Florida Intermediate Bond Fund                        449,122           527,742                     0
Florida Bond Fund                                     396,783           362,065                     0
Georgia Intermediate Bond Fund                        228,313           392,163                     0
Kansas Income Fund(b)                                     n/a               n/a                   n/a
Maryland Intermediate Bond Fund                       349,789           475,432                     0
North Carolina Intermediate Bond Fund                 345,899           476,833                     0
South Carolina Intermediate Bond Fund                 491,652           559,670                     0
Tennessee Intermediate Bond Fund                       (3,302)                0               218,100
Texas Intermediate Bond Fund                          805,727           723,266                     0
Virginia Intermediate Bond Fund                       578,309           603,026                     0

                                                       Net               Amount            Reimbursed
                                                  Amount Paid            Waived            by Adviser
                                                  -----------            ------            ----------
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                     63,702                 0                     0
LifeGoal Growth Portfolio                              50,433                 0                     0
LifeGoal Income and Growth Portfolio                   29,068                 0                     0

* The amounts shown for this Fund represent fees for the fiscal period from May 16, 1999 to March 31, 2000
(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.
(b)There are no amounts shown for this Fund because it had not yet commenced operations.

         BA Advisors (or its predecessor) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 1999.

                                                      Net                Amount            Reimbursed
                                                  Amount Paid            Waived            by Adviser
                                                  -----------            ------            ----------
Money Market Funds
Cash Reserves(c)                                   10,651,186         9,394,814                     0
Treasury Reserves(c)                                2,472,643         3,183,357                     0
Money Market Reserves(d)                              672,666         1,448,334                     0
Government Reserves(c)                                757,681           982,319                     0
Municipal Reserves(c)                                 343,134           619,866                     0
California Reserves*                                  (60,767)                0               384,798
Tax-Exempt Reserves*                                      n/a               n/a                   n/a
New York Reserves(b)                                      n/a               n/a                   n/a

Stock Funds
Convertible Securities Fund*                        2,002,135                 0                     0
Asset Allocation Fund*                                132,667           111,809                     0
Classic Value Fund(b)                                     n/a               n/a                   n/a
LargeCap Value Fund(b)                                    n/a               n/a                   n/a
MidCap Value Fund(b)                                      n/a               n/a                   n/a
Value Fund                                         17,721,908                 0                     0
Strategic Growth Fund                                 701,840                 0                     0
Marsico Growth & Income Fund                          687,321                 0                     0
Capital Growth Fund                                 6,256,638                 0                     0
Marsico Focused Equities Fund                       1,951,845                 0                     0
MidCap Growth Fund(b)                                     n/a               n/a                   n/a
Marsico 21st Century Fund(b)                              n/a               n/a                   n/a
Small Company Fund                                  2,742,154         1,024,846                     0
Financial Services Fund(b)                                n/a               n/a                   n/a
SmallCap Value Fund(b)                                    n/a               n/a                   n/a
Research Fund (b)                                         n/a               n/a                   n/a

International Stock Funds
Global Value Fund(b)                                      n/a               n/a                   n/a
International Value Fund                            1,048,847           116,153                     0
International Equity Fund                           7,491,086                 0                     0
Marsico International Opportunities Fund(b)               n/a               n/a                   n/a
Emerging Markets Fund                                 324,702            82,712                     0

Index Funds
LargeCap Index Fund                                 1,077,496         2,753,504                     0
MidCap Index Fund                                   2,082,133                 0                     0
SmallCap Index Fund                                   397,736           637,832                     0
Managed Index Fund                                  1,665,990         1,375,010                     0

Government & Corporate Bond Funds
Short-Term Income Fund                              1,290,670         1,290,330                     0
Short-Intermediate Government Fund                  2,761,572         1,380,428                     0
Government Securities Fund                            837,334           180,666                     0
Intermediate Bond Fund(a)                                 n/a               n/a                   n/a
Bond Fund                                           9,334,703         1,867,297                     0

                                                       Net               Amount       Reimbursed
                                                   Amount Paid           Waived       by Adviser
                                                   -----------           ------       ----------
Strategic Income Fund                               1,914,951           383,049               0
High Yield Bond Fund(b)                                   n/a               n/a             n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                      179,149           479,111               0
Intermediate Municipal Bond Fund                    3,120,856         1,454,144               0
Municipal Income Fund                               2,651,245         1,131,755               0
California Bond Fund*                                 119,243            13,794               0
Florida Intermediate Bond Fund                        750,898           419,102               0
Florida Bond Fund                                     552,208           340,792               0
Georgia Intermediate Bond Fund                        446,861           334,883               0
Kansas Income Fund(b)                                     n/a               n/a             n/a
Maryland Intermediate Bond Fund                       512,685           397,315               0
North Carolina Intermediate Bond Fund                 626,613           379,387               0
South Carolina Intermediate Bond Fund                 900,188           451,812               0
Tennessee Intermediate Bond Fund                      124,633           210,153               0
Texas Intermediate Bond Fund                        1,350,723           620,277               0
Virginia Intermediate Bond Fund                       849,701           485,299               0
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                     49,521                 0               0
LifeGoal Growth Portfolio                              33,010                 0               0
LifeGoal Income and Growth Portfolio                   17,390                 0               0

* The amounts shown for this Fund represent fees for the fiscal period from March 1, 1999 to May 14, 1999. For the fiscal year from March 1, 1998 to February 28, 1999, California Reserves, Asset Allocation Fund and California Bond Fund paid BA Advisors (or its predecessor) net advisory fees of $1,548,799, $1,089,007 and $687,688, respectively; for that fiscal year no fees were waived or reimbursed.
(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.
b)There are no amounts shown for this Fund because it had not yet commenced operations.
(c)For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Funds changed their fiscal year end from April 30th to March 31st), Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BA Advisors (or its predecessor) as indicated.
(d)For the fiscal period from May 16, 1998 to March 31, 1999 Money Market Reserves paid Advisory fees to BA Advisors (or its predecessor) as indicated.

         Sub-Advisory Fee Rates

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. BA Advisors, from the fees that it receives pays the Funds' investment sub-advisers. The rates at which the various investment sub-advisers are paid are reflected in the related Investment Sub-Advisory Agreements (or the investment sub-advisory agreement with the Master Portfolios), which have been filed with the SEC on the Form N-1A registration statement for the Trust (or NMIT, if a Master Portfolio). An investor may view these filings by going to the SEC's website (www.sec.gov).

         Sub-Advisory Fees Paid

         The Funds' Investment Sub-Advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2001. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown separately.

                                                   Net           Amount       Reimbursed
                                               Amount Paid       Waived       by Adviser
                                               -----------       ------       ----------
Stock Funds (Sub-Adviser)
Classic Value Fund* (Brandes)                         n/a           n/a             n/a

International Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)                          n/a           n/a             n/a
International Value Fund(a) (Brandes)                 n/a           n/a             n/a
International Equity Fund(a) (Marsico                 n/a           n/a             n/a
     Capital, INVESCO, Putnam)

                                                       Net            Amount       Reimbursed
                                                   Amount Paid        Waived       by Adviser
                                                   -----------        ------       ----------
Emerging Markets Fund (Gartmore)                      286,478              0               0

Government & Corporate Bond Funds
(Sub-Adviser)
High Yield Bond Fund(a) (McKay Shields)                   n/a            n/a             n/a

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2000. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown, or broken out separately.

                                                       Net            Amount       Reimbursed
                                                   Amount Paid        Waived       by Adviser
                                                   -----------        ------       ----------
Stock Funds (Sub-Adviser)
Classic Value Fund* (Brandes)                             n/a            n/a             n/a

International Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)                              n/a            n/a             n/a
International Value Fund(a) (Brandes)                 613,897              0               0
International Equity Fund (Marsico Capital)               n/a            n/a             n/a
International Equity Fund (INVESCO)                   489,476              0               0
International Equity Fund (Putnam)                    490,887              0               0
Emerging Markets Fund (Gartmore)                      102,346              0               0

Government & Corporate Bond Funds
(Sub-Adviser)
High Yield Bond Fund(a) (McKay Shields)                   n/a           n/a             n/a

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 1999. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown, or broken out separately.

                                                       Net            Amount       Reimbursed
                                                   Amount Paid        Waived       by Adviser
                                                   -----------        ------       ----------
Stock Funds (Sub-Adviser)
Classic Value Fund* (Brandes)                             n/a            n/a             n/a

International Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)                              n/a            n/a             n/a
International Value Fund(a) (Brandes)                 570,822              0               0
International Equity Fund (Marsico Capital)               n/a            n/a             n/a
Emerging Markets Fund (Gartmore)                      288,796              0               0

Government & Corporate Bond Funds
(Sub-Adviser)
High Yield Bond Fund*(a) (McKay Shields)                  n/a           n/a             n/a

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

         Co-Administrators and Sub-Administrator

         Co-Administrators

         Stephens and BA Advisors serve as Co-Administrators of the Funds. The Co-Administrators serve under Co-Administration Agreements which provide that the Co-Administrators may receive, as compensation for their services, fees, computed daily and paid monthly, at the annual rate of: 0.10% of the Money Market Funds; 0.22% of the Government & Corporate Bond Funds, Municipal Bond Funds and International Stock Funds; and 0.23% of the Stock Funds. Each percentage amount is of the average daily net assets of a Fund. BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

         Pursuant to its Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to each the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to its Co-Administration Agreement, BA Advisors has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. BA Advisors bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of the Trust's Trustees, by Stephens or by BA Advisors, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BA Advisors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either Stephens or BA Advisors.

         Sub-Administrator

         BNY serves as Sub-Administrator for the Funds pursuant to Sub-Administration Agreements. Pursuant to their terms, BNY assists Stephens and BA Advisors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BA Advisors based on an annual rate of the Funds' average daily net assets, as shown below.

Money Market Funds

             Breakpoints                      Rate

-----------------------------------------------------
(less than or equal to) $2 billion           0.0100%
(greater than) $2 billion to $3 billion      0.0075%
In excess of $3 billion                      0.0025%

Municipal Funds

             Breakpoints                      Rate

-----------------------------------------------------
(less than or equal to) $500 million         0.0450%
(greater than) $500 million to $1 billion    0.0350%
(greater than) $1 billion to $1.25 billion   0.0225%
(greater than) $1.25 billion to $1.5 billion 0.0100%
In excess of $1.5 billion                    0.0050%


Government & Corporate Bond Funds

              Breakpoints                           Rate

----------------------------------------------------------
(less than) or equal to $500 million               0.0450%
(greater than) $500 million to $1 billion          0.0350%
(greater than) $1 billion to $1.25 billion         0.0225%
(greater than) $1.25 billion to $1.5 billion       0.0100%
 In excess of $1.5 billion                         0.0050%


Stock Funds

              Breakpoints                           Rate

----------------------------------------------------------
(less than) or equal to $500 million               0.0550%
(greater than) $500 million to $1 billion          0.0450%
(greater than) $1 billion to $1.5 billion          0.0250%
 $1.5 billion to $2 billion                        0.0150%
 In excess of $2 billion                           0.0050%


International Stock Funds

              Breakpoints                           Rate

----------------------------------------------------------
(less than) or equal to $500 million               0.0600%
(greater than) $500 million to $1 billion          0.0500%
(greater than) $1 billion to $1.25 billion         0.0400%
(greater than) $1.25 billion to $1.5 billion       0.0300%
 In excess of $1.5 billion                         0.0050%

         Co-Administration and Sub-Administration Fees Paid

         The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2001.

                                      Net Co-             Net Co-             Net Sub-
                               Administration Fees  Administration Fees  Administration Fees
                               Paid to BAA dvisors  Paid to Stephens by  Paid to BNY by the
                                  by the Fund(a)        the Fund(a)           Fund(a)
                                  --------------        -----------           -------
Money Market Funds
Tax Exempt Fund                        251,550           1,572,011             274,119
Cash Reserves                        7,732,817           3,291,794           1,523,440
Treasury Reserves                    1,256,962             561,689             568,459
Money Market Reserves                1,315,239             611,718             582,038
Government Reserves                     68,412             185,375             255,082
Municipal Reserves                      23,818             115,259             174,081
California Reserves                     22,788             133,051             200,229
New York Reserves*                         n/a                 n/a                 n/a

Stock Funds
Convertible Securities Fund            444,005             251,491             231,736
Asset Allocation Fund                  448,718             253,325             235,037
Classic Value Fund*                        n/a                 n/a                 n/a
LargeCap Value Fund*                       n/a              n/a                  n/a
MidCap Value Fund*                         n/a              n/a                  n/a
Value Fund                           1,433,242             900,989             659,853
Strategic Growth Fund                1,355,798             857,222             619,845
Marsico Growth & Income Fund            61,562             388,324             349,663
Capital Growth Fund                    905,578             525,220             462,859
Marsico Focused Equities Fund          226,551           1,895,698             820,150
MidCap Growth Fund                     385,056             217,631             200,935
Marsico 21st Century Fund                  n/a                 n/a                 n/a
Small Company Fund                     959,959             558,019             486,530
Financial Services Fund*                   n/a                 n/a                 n/a
SmallCap Value Fund*                       n/a              n/a                  n/a
Research Fund*                             n/a                 n/a                 n/a

International Stock Funds

                                                     Net Co-             Net Co-             Net Sub-
                                              Administration Fees  Administration Fees  Administration Fees
                                              Paid to BAA dvisors  Paid to Stephens by  Paid to BNY by the
                                                 by the Fund(a)        the Fund(a)           Fund(a)
                                                 --------------        -----------           -------
Global Value Fund*                                        n/a                 n/a                 n/a
International Value Fund                              760,259             674,374             715,033
International Equity Fund                             565,704             377,487             656,412
Marsico International Opportunities Fund                  n/a                 n/a                 n/a
Emerging Markets Fund                                  52,473              20,930              31,427

Index Funds
LargeCap Index Fund                                 2,808,051           2,213,197             846,333
MidCap Index Fund                                     430,054           (127,306)             225,048
SmallCap Index Fund                                   247,120             139,776             128,695
Managed Index Fund                                    557,521             314,830             292,997

Government & Corporate Bond Funds
Short-Term Income Fund                                421,202             237,016             182,290
Short-Intermediate Government Fund                    613,022             348,268             261,944
Government Securities Fund                            246,498             100,050             106,188
Intermediate Bond Fund                                 58,561              36,520              46,205
Bond Fund                                           2,480,212           1,844,144             625,739
Strategic Income Fund                                 264,204             149,245             113,775
High Yield Bond Fund                                   20,641           (155,359)              21,545

Municipal Bond Funds
Short-Term Municipal Income Fund                      137,454              52,583              59,336
Intermediate Municipal Bond Fund                    1,212,901             522,003             465,628
Municipal Income Fund                                 910,700             372,166             369,251
California Bond Fund                                  204,486              78,239              88,218
Florida Intermediate Bond Fund                        248,904              95,419             107,251
Florida Bond Fund                                     155,583              59,497              67,150
Georgia Intermediate Bond Fund                        155,884              59,628              67,286
Kansas Income Fund                                        n/a                 n/a                 n/a
Maryland Intermediate Bond Fund                       217,695              83,347              93,908
North Carolina Intermediate Bond Fund                 212,876              81,419              91,891
South Carolina Intermediate Bond Fund                 259,353              99,225             111,914
Tennessee Intermediate Bond Fund                       52,618              20,112              22,726
Texas Intermediate Bond Fund                          333,003             127,052             144,046
Virginia Intermediate Bond Fund                       327,998             125,571             141,477
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                          0                   0                   0
LifeGoal Growth Portfolio                                   0                   0                   0
LifeGoal Income and Growth Portfolio                        0                   0                   0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a)A certain amount of co-administration fees and sub-administration fees are also paid at the Master Portfolio level.

         The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2000.

                                                     Net Co-             Net Co-             Net Sub-
                                              Administration Fees  Administration Fees  Administration Fees
                                              Paid to BAA dvisors  Paid to Stephens by  Paid to BNY by the
                                                 by the Fund(a)        the Fund(a)           Fund(a)
                                                 --------------        -----------           -------
Money Market Funds
Tax Exempt Fund                                       282,587           1,384,832             257,352
Cash Reserves                                       1,113,257           2,010,983           1,294,123
Treasury Reserves                                     227,937             448,018             650,728
Money Market Reserves                                  17,089             241,385             375,048
Government Reserves                                         0             126,655             210,738
Municipal Reserves                                      (199)              98,213             163,412
California Reserves                                  (49,171)             109,923             183,206
New York Reserves*                                        n/a                 n/a                 n/a

Stock Funds
Convertible Securities Fund                           331,021             179,186             180,558
Asset Allocation Fund                                 360,382             196,260             196,572

                                                     Net Co-             Net Co-             Net Sub-
                                              Administration Fees  Administration Fees  Administration Fees
                                              Paid to BA Advisors  Paid to Stephens by  Paid to BNY by the
                                                 by the Fund(a)        the Fund(a)           Fund(a)
                                                 --------------        -----------           -------
Classic Value Fund*                                       n/a                 n/a                 n/a
LargeCap Value Fund*                                      n/a              n/a                  n/a
MidCap Value Fund*                                        n/a              n/a                  n/a
Value Fund                                          1,883,413           1,490,058             885,891
Strategic Growth Fund                                 475,051             278,951             279,665
Marsico Growth & Income Fund                          181,239             212,496             212,943
Capital Growth Fund                                   842,870             518,471             519,822
Marsico Focused Equities Fund                         647,723             849,604             672,587
MidCap Growth Fund                                    259,259             156,640             157,660
Marsico 21st Century Fund*                                n/a                 n/a                 n/a
Small Company Fund                                    615,968             360,306             361,001
Financial Services Fund*                                  n/a                 n/a                 n/a
SmallCap Value Fund*                                      n/a              n/a                  n/a
Research Fund*                                            n/a                 n/a                 n/a

International Stock Funds
Global Value Fund*                                        n/a                 n/a                 n/a
International Value Fund                              294,060             169,114             296,329
International Equity Fund                             588,271            (42,082)             629,092
Marsico International Opportunities Fund*                 n/a                 n/a                 n/a
Emerging Markets Fund                                  35,672              13,984              24,755

Index Funds
LargeCap Index Fund                                 1,031,332             641,390             620,995
MidCap Index Fund*                                        n/a                 n/a                 n/a
SmallCap Index Fund                                   198,238             122,199             122,303
Managed Index Fund                                    688,841             427,658             427,965

Government & Corporate Bond Funds
Short-Term Income Fund                                409,185             252,740             210,308
Short-Intermediate Government Fund                    577,009             359,425             299,160
Government Securities Fund                            205,715             124,194             103,347
Intermediate Bond Fund                                 44,794           (126,787)              39,378
Bond Fund                                           1,742,529           1,282,937             695,519
Strategic Income Fund                                 227,764             150,040             124,984
High Yield Bond Fund*                                     n/a                 n/a                 n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                      115,124              47,452              59,184
Intermediate Municipal Bond Fund                      860,494             356,849             445,145
Municipal Income Fund                                 616,848             255,948             319,268
California Bond Fund                                  180,645              65,472              82,112
Florida Intermediate Bond Fund                        228,065              94,817             118,295
Florida Bond Fund                                     142,783              59,301              74,010
Georgia Intermediate Bond Fund                        145,010              60,248              75,148
Kansas Income Fund*                                       n/a                 n/a                 n/a
Maryland Intermediate Bond Fund                       193,877              80,206             100,043
North Carolina Intermediate Bond Fund                 192,601              79,902              99,677
South Carolina Intermediate Bond Fund                 245,858             102,081             127,349
Tennessee Intermediate Bond Fund                       50,260              20,860              26,021
Texas Intermediate Bond Fund                          356,530             148,383             185,113
Virginia Intermediate Bond Fund                       278,270             114,867             143,281
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                          0                   0                   0
LifeGoal Growth Portfolio                                   0                   0                   0
LifeGoal Income and Growth Portfolio                        0                   0                   0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.
(a)A certain amount of co-administration fees and sub-administration fees are also paid at the Master Portfolio level.

         Co-administration and sub-administration fees (based upon current contractual arrangements) are not shown for the fiscal year ended March 31, 1999 because such arrangements had not been in effect for this fiscal year.

         12b-1 Plans

         The Companies have adopted a Rule 12b-1, or distribution plan, for the Investor A, Investor B, Investor C, Daily Shares, Investor Shares, Liquidity Shares, Market Shares and Service Shares of the Funds that offer those classes. See "Capital Stock--Description of Shares" for information about which Funds offer which classes of shares.

         With respect to a Fund's Investor A Shares, the Companies have adopted combined distribution and shareholder servicing plans. The Investor A Distribution and Shareholder Servicing Plans provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to a Fund's Investor B Shares, the Companies have adopted distribution plans. The Investor B Distribution Plans provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor B Shares of the Money Market Funds and up to 0.75% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds. Stephens has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Investor B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Investor B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

         With respect to a Fund's Investor C Shares, the Companies have adopted distribution plans. The Investor C Distribution Plans provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor C Shares of the Money Market Funds and up to 0.75% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to a Fund's Daily Shares, the Companies have adopted distribution plans. The Daily Distribution Plans provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.45% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds (except the NR Money Market Funds) and up to 0.35% (on an annualized basis) of the average daily net asset value of the NR Money Market Funds.

         With respect to a Fund's Liquidity Shares, NR has adopted a distribution plan. The Liquidity Distribution Plan provides that a Fund may pay the Distributor up to 0.30% (on an annualized basis) of the average daily net asset value of the Liquidity Shares of the Funds and up to 0.35% (on an annualized basis) of Treasury Reserves, that the Distributor may use to compensate certain financial institutions which provide administrative and/or distribution services.

         With respect to a Fund's Market Shares, NR has adopted a distribution plan. The Market Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.20% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds.

         With respect to a Fund's Service Class Shares, NR has adopted a distribution plan. The Service Class Distribution Plan provides that a Fund may pay the Distributor up to 0.75% (on an annualized basis) of the average daily net asset value of the Service Class Shares of the Funds, that the Distributor may use to compensate Selling Agents.

         Payments under the Investor A Distribution Plans, Investor B Distribution Plans, Investor C Distribution Plans, Daily Class Distribution Plans, Market Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials;
(ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

         Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

         Payments under the Market Class Distribution Plan may be made with respect to the following: (i) to compensate Selling Agents for providing distribution assistance relating to that shares; (ii) for promotional activities intended to result in the sale of the shares such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders; and (iii) to compensate Selling Agents for providing distribution services with regard to their customers who are, from time to time, beneficial, and record owners of shares.

         All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Board Members, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

         Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous year to be carried over to the current year from August 1, 2001 to July 31, 2002.

         The Funds participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         For the Investor A Distribution and Shareholder Servicing Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                               Prospectuses to                                                 Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                  Current      Compensation    to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Money Market Funds

                                               Printing and
                                                Mailing of
                                               Prospectuses to                                                 Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                  Current      Compensation    to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Tax Exempt Fund                         0           0              44,393          0                0              0
New York Reserves*                    n/a         n/a                 n/a        n/a              n/a            n/a

Stock Funds
Convertible Securities Fund             0           0             858,952          0                0              0
Asset Allocation Fund                   0           0             558,181          0                0              0
Classic Value Fund*                     0           0                 n/a          0                0              0
LargeCap Value Fund*                  n/a         n/a                 n/a        n/a              n/a            n/a
MidCap Value Fund*                    n/a         n/a                 n/a        n/a              n/a            n/a
Value Fund                              0           0             200,377          0                0              0
Strategic Growth Fund                   0           0              29,057          0                0              0
Marsico Growth & Income Fund            0           0             459,345          0                0              0
Capital Growth Fund                     0           0             127,392          0                0              0
Marsico Focused Equities Fund           0           0           1,683,439          0                0              0
MidCap Growth Fund                      0           0              51,544          0                0              0
Marsico 21st Century Fund*              0           0                 n/a          0                0              0
Small Company Fund                      0           0             502,493          0                0              0
Financial Services Fund*                0           0                 n/a          0                0              0
SmallCap Value Fund*                  n/a         n/a                 n/a        n/a              n/a            n/a
Research Fund*                          0           0                 n/a          0                0              0

International Stock Funds
Global Value Fund*                      0           0                 n/a          0                0              0
International Value Fund                0           0             711,910          0                0              0
International Equity Fund               0           0             106,607          0                0              0
Marsico International                   0           0                 n/a          0                0              0
Opportunities Fund*
Emerging Markets Fund                   0           0               7,726          0                0              0

Index Funds
LargeCap Index Fund                     0           0              76,352          0                0              0
MidCap Index Fund                       0           0                  81          0                0              0
SmallCap Index Fund                     0           0              17,672          0                0              0
Managed Index Fund                      0           0             109,799          0                0              0

Government & Corporate Bond
Funds
Short-Term Income Fund                  0           0              22,169          0                0              0
Short-Intermediate Gov't Fund           0           0              99,118          0                0              0
Government Securities Fund              0           0             139,121          0                0              0
Intermediate Bond Fund                  0           0             151,166          0                0              0
Bond Fund                               0           0              62,445          0                0              0
Strategic Income Fund                   0           0              71,516          0                0              0
High Yield Bond Fund                    0           0               7,273          0                0              0

Municipal Bond Funds
Short-Term Municipal Income             0           0              52,386          0                0              0
Fund
Intermediate Municipal Bond             0           0              46,231          0                0              0
Fund
Municipal Income Fund                   0           0              84,400          0                0              0
California Bond Fund                    0           0             352,398          0                0              0
Florida Int. Bond Fund                  0           0              19,210          0                0              0
Florida Bond Fund                       0           0             116,285          0                0              0
Georgia Int. Bond Fund                  0           0              29,969          0                0              0
Kansas Income Fund                      0           0               2,318          0                0              0
Maryland Int. Bond Fund                 0           0              42,270          0                0              0
North Carolina Int. Bond Fund           0           0              25,588          0                0              0
South Carolina Int. Bond Fund           0           0              40,197          0                0              0
Tennessee Int. Bond Fund                0           0              19,815          0                0              0
Texas Int. Bond Fund                    0           0              10,269          0                0              0

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                                  Interest,
                                               Shareholders                                                   Carrying or
                                                Other than                    Compensation    Compensation       Other
                                                 Current       Compensation    to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Virginia Int. Bond Fund                 0           0           111,343            0                0              0
LifeGoal Portfolios
LifeGoal Balanced Growth                0           0             7,383            0                0              0
Portfolio
LifeGoal Growth Portfolio               0           0            17,077            0                0              0
LifeGoal Inc. and Growth                0           0             2,349            0                0              0
Portfolio

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

         For the Investor B Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                                  Interest,
                                               Shareholders                                                   Carrying or
                                                Other than                    Compensation    Compensation       Other
                                                 Current       Compensation    to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Money Market Funds
Tax Exempt Fund                         0          0              n/a              0                 0              0
Cash Reserves                           0          0           93,410              0                 0              0
Treasury Reserves                       0          0            1,384              0                 0              0
Money Market Reserves                   0          0           20,719              0                 0              0
Government Reserves                     0          0            2,589              0                 0              0
Municipal Reserves                      0          0              688              0                 0              0
California Reserves                     0          0              122              0                 0              0
New York Reserves*                    n/a        n/a              n/a            n/a               n/a            n/a

Stock Funds
Convertible Securities Fund             0          0          190,285              0                 0              0
Asset Allocation Fund                   0          0          889,535              0                 0              0
Classic Value Fund*                     0          0              n/a              0                 0              0
LargeCap Value Fund*                  n/a        n/a              n/a            n/a               n/a            n/a
MidCap Value Fund*                    n/a        n/a              n/a            n/a               n/a            n/a
Value Fund                              0          0          812,168              0                 0              0
Strategic Growth Fund                   0          0           52,293              0                 0              0
Marsico Growth & Income Fund            0          0        2,184,816              0                 0              0
Capital Growth Fund                     0          0          489,326              0                 0              0
Marsico Focused Equities Fund           0          0        7,052,386              0                 0              0
MidCap Growth Fund                      0          0          375,205              0                 0              0
Marsico 21st Century Fund*              0          0              n/a              0                 0              0
Small Company Fund                      0          0          104,275              0                 0              0
Financial Services Fund*                0          0              n/a              0                 0              0
SmallCap Value Fund*                  n/a        n/a              n/a            n/a               n/a            n/a
Research Fund*                          0          0              n/a              0                 0              0

International Stock Funds
Global Value Fund*                      0          0              n/a              0                 0              0
International Value Fund                0          0          522,856              0                 0              0
International Equity Fund               0          0          200,940              0                 0              0
Marsico Int. Opportunities Fund*        0          0              n/a              0                 0              0
Emerging Markets Fund                                          18,332
Index Funds
LargeCap Index Fund                     0          0              n/a              0                 0              0
MidCap Index Fund                       0          0              n/a              0                 0              0

                                              Printing and
                                               Mailing of
                                             Prospectuses to                                                   Interest,
                                              Shareholders                                                    Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                 Current       Compensation    to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
SmallCap Index Fund                     0          0                 n/a           0                0              0
Managed Index Fund                      0          0                 n/a           0                0              0

Government & Corporate Bond
Funds
Short-Term Income Fund                  0          0              20,066           0                0              0
Short-Int. Government Fund              0          0              55,975           0                0              0
Government Securities Fund              0          0             192,311           0                0              0
Intermediate Bond Fund                  0          0               4,007           0                0              0
Bond Fund                               0          0              42,261           0                0              0
Strategic Income Fund                   0          0             384,150           0                0              0
High Yield Bond Fund                    0          0              82,526           0                0              0

Municipal Bond Funds
Short-Term Municipal Income             0          0              40,674           0                0              0
Fund
Intermediate Municipal Bond             0          0              19,259           0                0              0
Fund
Municipal Income Fund                   0          0              65,495           0                0              0
California Bond Fund                    0          0              34,423           0                0              0
Florida Int. Bond Fund                  0          0              31,529           0                0              0
Florida Bond Fund                       0          0              86,272           0                0              0
Georgia Int. Bond Fund                  0          0              50,181           0                0              0
Kansas Income Fund                      0          0               1,108           0                0              0
Maryland Int. Bond Fund                 0          0              40,500           0                0              0
North Carolina Int. Bond Fund           0          0              38,635           0                0              0
South Carolina Int. Bond Fund           0          0              53,300           0                0              0
Tennessee Int. Bond Fund                0          0              11,688           0                0              0
Texas Int. Bond Fund                    0          0              15,381           0                0              0
Virginia Int. Bond Fund                 0          0              66,247           0                0              0
LifeGoal Portfolios
LifeGoal Balanced Growth                0          0              82,225           0                0              0
Portfolio
LifeGoal Growth Portfolio               0          0              83,367           0                0              0
LifeGoal Inc. and Growth                0          0              34,402           0                0              0
Portfolio

         For the Investor C Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                                  Interest,
                                               Shareholders                                                   Carrying or
                                                Other than                    Compensation    Compensation       Other
                                                 Current       Compensation    to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Money Market Funds
Tax Exempt Fund                         0          0                 n/a           0                0              0
Cash Reserves                           0          0               5,025           0                0              0
Treasury Reserves                       0          0                   0           0                0              0
Money Market Reserves                   0          0                 269           0                0              0
Government Reserves                     0          0               1,626           0                0              0
Municipal Reserves                      0          0                  16           0                0              0
California Reserves                     0          0                   0           0                0              0
New York Reserves*                    n/a        n/a                 n/a         n/a              n/a            n/a

Stock Funds

                                               Printing and
                                                Mailing of
                                               Prospectuses to                                                 Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                  Current      Compensation    to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Convertible Securities Fund             0          0               45,634          0                 0             0
Asset Allocation Fund                   0          0               19,671          0                 0             0
Classic Value Fund*                     0          0                  n/a          0                 0             0
LargeCap Value Fund*                  n/a        n/a                  n/a        n/a               n/a           n/a
MidCap Value Fund*                    n/a        n/a                  n/a        n/a               n/a           n/a
Value Fund                              0          0               70,328          0                 0             0
Strategic Growth Fund                   0          0               17,074          0                 0             0
Marsico Growth & Income Fund            0          0              277,933          0                 0             0
Capital Growth Fund                     0          0               33,507          0                 0             0
Marsico Focused Equities Fund           0          0             1,886,414         0                 0             0
MidCap Growth Fund                      0          0               24,644          0                 0             0
Marsico 21st Century Fund*              0          0                  n/a          0                 0             0
Small Company Fund                      0          0               26,007          0                 0             0
Financial Services Fund*                0          0                  n/a          0                 0             0
SmallCap Value Fund*                  n/a        n/a                  n/a        n/a               n/a           n/a
Research Fund*                          0          0                  n/a          0                 0             0

International Stock Funds
Global Value Fund*                      0          0                  n/a          0                 0             0
International Value Fund                0          0              196,403          0                 0             0
International Equity Fund               0          0                8,969          0                 0             0
Marsico International                   0          0                  n/a          0                 0             0
Opportunities Fund*
Emerging Markets Fund                   0          0                  638          0                 0             0

Index Funds
LargeCap Index Fund                     0          0                  n/a          0                 0             0
MidCap Index Fund                       0          0                  n/a          0                 0             0
SmallCap Index Fund                     0          0                  n/a          0                 0             0
Managed Index Fund                      0          0                  n/a          0                 0             0

Government & Corporate Bond
Funds
Short-Term Income Fund                  0          0                5,611          0                 0             0
Short-Int. Government Fund              0          0                4,614          0                 0             0
Government Securities Fund              0          0                2,342          0                 0             0
Intermediate Bond Fund                  0          0                  929          0                 0             0
Bond Fund                               0          0                7,441          0                 0             0
Strategic Income Fund                   0          0               10,037          0                 0             0
High Yield Bond Fund                    0          0                4,626          0                 0             0

Municipal Bond Funds
Short-Term Municipal Income             0          0               10,252          0                 0             0
Fund
Intermediate Municipal Bond             0          0                4,048          0                 0             0
Fund
Municipal Income Fund                   0          0                9,538          0                 0             0
California  Bond Fund                   0          0                4,271          0                 0             0
Florida Int. Bond Fund                  0          0                1,110          0                 0             0
Florida Bond Fund                       0          0                  285          0                 0             0
Georgia Int. Bond Fund                  0          0                5,624          0                 0             0
Kansas Income Fund                      0          0                    0          0                 0             0
Maryland Int. Bond Fund                 0          0                2,291          0                 0             0
North Carolina Int. Bond Fund           0          0                  612          0                 0             0
South Carolina Int. Bond Fund           0          0               15,772          0                 0             0
Tennessee Int. Bond Fund                0          0                   24          0                 0             0
Texas Int. Bond Fund                    0          0                   21          0                 0             0
Virginia Int. Bond Fund                 0          0                5,477          0                 0             0
LifeGoal Portfolios
LifeGoal Balanced Growth                0          0               14,087          0                 0             0
Portfolio

                                               Printing and
                                                Mailing of
                                             Prospectuses to                                                   Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                 Current        Compensation   to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
LifeGoal Growth Portfolio               0           0              15,684          0                0              0
LifeGoal Inc. and Growth                0           0               7,728          0                0              0
Portfolio

         For the Daily Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                             Prospectuses to                                                   Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                 Current        Compensation   to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Money Market Funds
Tax Exempt Fund                         0           0             248,613          0                0              0
Cash Reserves                           0           0          41,202,781          0                0              0
Treasury Reserves                       0           0           3,264,301          0                0              0
Money Market Reserves                   0           0              16,643          0                0              0
Government Reserves                     0           0             794,080          0                0              0
Municipal Reserves                      0           0           1,752,701          0                0              0
California Reserves                     0           0           2,438,478          0                0              0
New York Reserves*                    n/a         n/a                 n/a        n/a              n/a            n/a

         For the Investor Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                             Prospectuses to                                                   Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                 Current        Compensation   to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Money Market Funds
Cash Reserves                           0           0           7,631,768          0                0              0
Treasury Reserves                       0           0             992,523          0                0              0
Money Market Reserves                   0           0              34,227          0                0              0
Government Reserves                     0           0             164,500          0                0              0
Municipal Reserves                      0           0              56,260          0                0              0
California Tax-Exempt Reserves          0           0             267,712          0                0              0
New York Tax-Exempt Reserves*         n/a         n/a                 n/a        n/a              n/a            n/a

         For the Liquidity Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                             Prospectuses to                                                   Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                 Current        Compensation   to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Money Market Funds
Cash Reserves                           0           0               0              0                0             0

                                               Printing and
                                                Mailing of
                                             Prospectuses to                                                   Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                 Current        Compensation   to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Treasury Reserves                       0           0                   0          0                0              0
Money Market Reserves                   0           0                   0          0                0              0
Government Reserves                     0           0                   0          0                0              0
Municipal Reserves                      0           0                   0          0                0              0
California Reserves                     0           0                   0          0                0              0
New York Reserves*                    n/a         n/a                 n/a        n/a              n/a            n/a

         For the Market Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                             Prospectuses to                                                   Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                 Current        Compensation   to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Money Market Funds
Cash Reserves                           0           0           6,072,371          0                0              0
Treasury Reserves                       0           0           2,910,085          0                0              0
Money Market Reserves                   0           0           2,763,633          0                0              0
Government Reserves                     0           0             892,218          0                0              0
Municipal Reserves                      0           0             326,317          0                0              0
California Reserves                     0           0                   0          0                0              0

         For the Service Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                             Prospectuses to                                                   Interest,
                                               Shareholders                                                   Carrying or
                                               Other than                     Compensation    Compensation       Other
                                                 Current        Compensation   to Broker/       to Sales       Financial
                                 Advertising   Shareholders    to Distributor   Dealers         Personnel       Charges
                                 -----------   ------------    --------------   -------         ---------       -------
Money Market Funds
Cash Reserves                           0           0           5,155,560          0                0              0
Treasury Reserves                       0           0           2,081,089          0                0              0
Money Market Reserves                   0           0           1,155,956          0                0              0
Government Reserves                     0           0             147,161          0                0              0
Municipal Reserves                      0           0              58,752          0                0              0
California Reserves                     0           0                 (0)          0                0              0
New York Reserves*                    n/a         n/a                 n/a        n/a              n/a            n/a

         Expenses

         The Distributor and Co-Administrators furnish, without additional cost to the Trust, the services of the Treasurer and Secretary of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Co-Administrators and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Co-Administrators or Sub-Administrator.

         Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         Other Service Providers

         Transfer Agents and Custodians

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreements, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses.

         Bank of America serves as Sub-Transfer Agent for each Fund's Primary A Shares, Primary B Shares, Trust Class Shares and Capital Class Shares.

         BNY 100 Church Street, New York, N.Y. 10286 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards retain the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Boards have delegated the responsibility for selecting foreign compulsory depositories to BA Advisors.

         Independent Accountants

         The Companies issue unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds fiscal year ended March 31, 2001 have been audited by PwC. The Boards have selected PwC, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent accountant to audit the Companies books and review their tax returns for the fiscal year ended March 31, 2002.

         The Funds' Annual Reports for the fiscal period ended March 31, 2001 are incorporated herein by reference into this SAI.

         Counsel

         Morrison & Foerster LLP serves as legal counsel to the Companies. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         General Brokerage Policy, Brokerage Transactions and Broker Selection

         Subject to policies established by the Boards, the Adviser (which in this context refers to the investment sub-adviser(s) as well who make the day to day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser . Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Companies by improving the quality of the Adviser's investment advice. The advisory fees paid by the Companies are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

     The Companies will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Co-Administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Companies will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the appropriate Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

     Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Companies have adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

     Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

     Aggregate Brokerage Commissions

                                                  Fiscal Year Ended     Fiscal Year Ended   Fiscal Year Ended
                                                   March 31, 2001         March 31, 2000      March 31, 1999
Money Market Funds
Tax Exempt Fund                                                0                      0                   0
Cash Reserves                                                  0                      0                   0
Treasury Reserves                                              0                      0                   0
Money Market Reserves                                          0                      0                   0
Government Reserves                                            0                      0                   0
Municipal Reserves                                             0                      0                   0

                                                  Fiscal Year Ended     Fiscal Year Ended   Fiscal Year Ended
                                                   March 31, 2001         March 31, 2000      March 31, 1999
California Reserves                                            0                      0                   0
New York Reserves*                                           n/a                    n/a                 n/a

Stock Funds
Convertible Securities Fund                              262,022                106,048            $235,157
Asset Allocation Fund                                    351,804                358,923            $213,085
Classic Value Fund*                                          n/a                    n/a                 n/a
LargeCap Value Fund*                                         n/a                    n/a                 n/a
MidCap Value Fund*                                           n/a                    n/a                 n/a
Value Fund                                             5,004,600              4,529,543           2,871,137
Strategic Growth Fund                                  1,355,837                411,252              96,069
Marsico Growth & Income Fund(a)                              n/a                501,608             265,230
Capital Growth Fund                                    1,213,901                698,225           1,102,071
Marsico Focused Equities Fund(a)                             n/a              2,288,935             830,511
MidCap Growth Fund                                       181,601                      0                   0
Marsico 21st Century Fund(a)                                 n/a                      0                   0
Small Company Fund                                       705,127                311,001             596,033
Financial Services Fund*                                     n/a                    n/a                 n/a
SmallCap Value Fund*                                         n/a                    n/a                 n/a
Research Fund*                                               n/a                    n/a                 n/a
International Stock Funds
Global Value Fund*                                           n/a                    n/a                 n/a
International Value Fund(a)                                  n/a                    n/a                 n/a
International Equity Fund(a)                                 n/a                975,342           2,201,631
Marsico International Opportunities Fund(a)                  n/a                    n/a                 n/a
Emerging Markets Fund                                    206,024                132,465              35,689

Index Funds
LargeCap Index Fund                                      139,356                      0                   0
MidCap Index Fund                                        169,671                      0                   0
SmallCap Index Fund                                      291,972                256,848          $  375,659
Managed Index Fund                                       533,076                467,939             313,849

Government & Corporate Bond Funds
Short-Term Income Fund                                         0                      0                   0
Short-Intermediate Government Fund                             0                      0                   0
Government Securities Fund                                     0                      0                   0
Intermediate Bond Fund(a)                                    n/a                    n/a                 n/a
Bond Fund                                                      0                      0                   0
Strategic Income Fund                                          0                      0                   0
High Yield Bond Fund(a)                                      n/a                    n/a                 n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                               0                      0                   0
Intermediate Municipal Bond Fund                               0                      0                   0
Municipal Income Fund                                          0                      0                   0
California  Bond Fund                                          0                      0                   0
Florida Intermediate Bond Fund                                 0                      0                   0
Florida Bond Fund                                              0                      0                   0
Georgia Intermediate Bond Fund                                 0                      0                   0
Kansas Income Fund                                             0                      0                   0
Maryland Intermediate Bond Fund                                0                      0                   0
North Carolina Intermediate Bond Fund                          0                      0                   0
South Carolina Intermediate Bond Fund                          0                      0                   0
Tennessee Intermediate Bond Fund                               0                      0                   0
Texas Intermediate Bond Fund                                   0                      0                   0
Virginia Intermediate Bond Fund                                0                      0                   0
LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                             0                      0                   0
LifeGoal Growth Portfolio                                      0                      0                   0
LifeGoal Income and Growth Portfolio                           0                      0                   0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a) Brokerage commissions are paid at the Master Portfolio level. If amounts are shown, it is for periods when the Fund was not a Feeder Fund.

     Brokerage Commissions Paid to Affiliates

     In certain instances the Funds pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

     The Master Portfolios in which the Marsico Focused Equities Fund, Marsico Growth & Income Fund, Marsico 21st Century Fund and International Value Fund have paid brokerage commissions to affiliated broker/dealers for the fiscal year ended March 31, 2001 as shown in the statement of additional information for NMIT.

     The following Funds have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2000 as follows:

-------------------------------------------------------------------------------------------------------
                                                                                 Percentage of Fund's
                                                                                 Aggregate Brokerage
                                                                                  Commission Paid to
                                Affiliated Broker/Dealer  Aggregate Brokerage  Affiliated Broker/Dealer
             Fund                (relationship to Fund)       Commission       ------------------------
             ----                ----------------------       ----------
-------------------------------------------------------------------------------------------------------
Marsico Focused Equities Fund*  Banc of America                $221,646                 9.68%
                                Securities, Inc. (a
                                broker/dealer subsidiary
                                of Bank of America)
-------------------------------------------------------------------------------------------------------
Marsico Growth & Income Fund*   Banc of America                 $45,740                 9.12%
                                Securities, Inc. (a
                                broker/dealer subsidiary
                                of Bank of America)
-------------------------------------------------------------------------------------------------------

*During the fiscal year ended March 31, 2000, Marsico Focused Equities Fund and Marsico Growth & Income Fund converted to Feeder Funds. The commission shown were paid while the Funds were operating on a stand-alone basis.

     The following Funds have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 1999 as follows:

---------------------------------------------------------------------------------------------------------
Fund                            Affiliated Broker/Dealer    Aggregate Brokerage  Percentage of Fund's
----                            (relationship to Fund)      Commission           Aggregate Brokerage
                                ----------------------      ----------           Commission Paid to
                                                                                 Affiliated Broker/Dealer
                                                                                 ------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Marsico Focused Equities Fund*  Banc of America Montgomery  $56,267.46           6.77%
                                Securities LLC (a
                                securities underwriting
                                subsidiary of Bank of
                                America)
---------------------------------------------------------------------------------------------------------
Marsico Focused Equities Fund*  Westminster Research        $1,361.74            0.16%
                                Clearing NMS (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation) ("NMS")
---------------------------------------------------------------------------------------------------------
Marsico Focused Equities Fund*  NMS                         $16,886.60           6.36%
---------------------------------------------------------------------------------------------------------
Small Company Fund*             NMS                         $7,212               1.21%
---------------------------------------------------------------------------------------------------------

*During the fiscal year ended March 31, 2000, Marsico Focused Equities Fund and Marsico Growth & Income Fund converted to Feeder Funds. The commission shown were paid while the Funds were operating on a stand-alone basis.

     No other Funds paid brokerage fees during the fiscal years ended March 31, 2001, 2000 and 1999.

     Directed Brokerage

     A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2001, the Funds directed brokerage transactions in this manner as follows:

                                                  Amount of           Related
                                               Transaction(s)      Commission(s)

Money Market Funds
Tax Exempt Fund                                            0                   0
Cash Reserves                                              0                   0
Treasury Reserves                                          0                   0
Money Market Reserves                                      0                   0
Government Reserves                                        0                   0
Municipal Reserves                                         0                   0
California Reserves                                        0                   0
New York Reserves*                                       n/a                 n/a

Stock Funds
Convertible Securities Fund                       31,190,382              51,011
Asset Allocation Fund                            341,527,962              65,576
Classic Value Fund*                                      n/a                 n/a
LargeCap Value Fund*                                     n/a                 n/a
MidCap Value Fund*                                       n/a                 n/a
Value Fund                                       814,501,081             851,183
Strategic Growth Fund                            362,628,869             380,071
Marsico Growth & Income Fund(a)                          n/a                 n/a
Capital Growth Fund                              456,686,170             399,879
Marsico Focused Equities Fund(a)                         n/a                 n/a
MidCap Growth Fund                                67,124,709              81,230
Marsico 21st Century Fund(a)                             n/a                 n/a
Small Company Fund                                34,609,505              51,470
Financial Services Fund*                                 n/a                 n/a
SmallCap Value Fund*                                     n/a                 n/a
Research Fund*                                           n/a                 n/a

International Stock Funds
Global Value Fund*                                       n/a                 n/a
International Value Fund(a)                              n/a                 n/a
International Equity Fund(a)                             n/a                 n/a
Marsico International Opportunities Fund(a)              n/a                 n/a
Emerging Markets Fund                              9,271,000              29,824

Index Funds
LargeCap Index Fund                                        0                   0
MidCap Index Fund                                  4,072,119               2,395
SmallCap Index Fund                                  446,875                 313
Managed Index Fund                                11,551,567               4,698

Government & Corporate Bond Funds
Short-Term Income Fund                                     0                   0
Short-Intermediate Government Fund                         0                   0
Government Securities Fund                                 0                   0
Intermediate Bond Fund(a)                                  0                   0
Bond Fund                                                  0                   0
Strategic Income Fund                                      0                   0
High Yield Bond Fund(a)                                    0                   0

Municipal Bond Funds
Short-Term Municipal Income Fund                           0                   0
Intermediate Municipal Bond Fund                           0                   0
Municipal Income Fund                                      0                   0
California Bond Fund                                       0                   0
Florida Intermediate Bond Fund                             0                   0
Florida Bond Fund                                          0                   0
Georgia Intermediate Bond Fund                             0                   0
Kansas Income Fund                                         0                   0
Maryland Intermediate Bond Fund                            0                   0
North Carolina Intermediate Bond Fund                      0                   0
South Carolina Intermediate Bond Fund                      0                   0
Tennessee Intermediate Bond Fund                           0                   0
Texas Intermediate Bond Fund                               0                   0
Virginia Intermediate Bond Fund                            0                   0

                                                  Amount of           Related
                                               Transaction(s)      Commission(s)
LifeGoal Portfolios                                        0                   0
LifeGoal Balanced Growth Portfolio                         0                   0
LifeGoal Growth Portfolio                                  0                   0
LifeGoal Income and Growth Portfolio                       0                   0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a) Brokerage commissions are paid at the Master Portfolio level. If amounts are shown, it is for periods when the Fund was not a Feeder Fund.

         Securities of Regular Broker/Dealers

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2001, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                                   Dollar Amount of
                                                                                   ----------------
            Fund                                 Broker/Dealer                     Securities Held
            ----                                 -------------                     ---------------
Asset Allocation Fund                 A.G. Edwards, Inc.                                    74,000
                                      J.P. Morgan Chase & Company                        1,845,839
                                      Lehman Brothers Holdings Inc.                      1,053,360
                                      Merrill Lynch & Company, Inc.                      1,312,980
                                      Morgan Stanley Dean Witter & Company                 695,500

Capital Growth Fund                   Bank of New York Company, Inc.                     7,450,012
                                      Merrill Lynch & Company, Inc.                     12,121,520
                                      Morgan Stanley Dean Witter & Company               6,522,987

LargeCap Index Fund                   J.P. Morgan Chase & Company                       16,519,832
                                      Lehman Brothers Holdings Inc.                      3,033,112
                                      Merrill Lynch & Company, Inc.                      8,656,250

Managed Index Fund                    Lehman Brothers Holdings Inc.                      1,617,660
                                      Merrill Lynch & Company, Inc.                      2,022,100
                                      Morgan Stanley Dean Witter & Company               1,642,450

Strategic Growth Fund                 Bank of New York Company, Inc.                    24,128,831
                                      Merrill Lynch & Company, Inc.                     17,975,915
                                      Morgan Stanley Dean Witter & Company              11,697,775

Value Fund                            Goldman Sachs Group, Inc.                         15,913,700
                                      J.P. Morgan Chase & Company                       18,094,700
                                      Merrill Lynch & Company, Inc.                     17,229,400

         Monies Paid to Broker/Dealers from the Adviser's or Distributor's
Profit

         In addition to payments received from the Funds, Selling or Servicing Agents may receive significant payments from the Adviser or Distributor, or their affiliates, in connection with the sale of Fund shares.

         This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

                                  CAPITAL STOCK

         Description of the Trust's Shares

         The Funds of the Trust offer shares in the following classes. Note that the share classes that are shown below for the Research Fund are not currently offered to the general public for investment. The Trust, however, may at any time and without notice, offer any of these classes to the general public for investment.

Fund                                              Primary A   Primary B   Investor    Investor    Investor
                                                  Shares      Shares      A Shares    B Shares    C Shares
-------------------------------------------------------------------------------------------------------------
Government & Corporate Bond Funds

Government Securities Fund                        X                       X           X           X
High Yield Bond Fund                              X                       X           X           X
Intermediate Bond Fund                            X                       X           X           X
Short-Term Income Fund                            X           X           X           X           X
Short-Intermediate Government Fund                X           X           X           X           X
Bond Fund                                         X           X           X           X           X
Strategic Income Fund                             X           X           X           X           X

-------------------------------------------------------------------------------------------------------------
Municipal Bond Funds

Short-Term Municipal Income Fund                  X           X           X           X           X
Intermediate Municipal Bond Fund                  X           X           X           X           X
Municipal Income Fund                             X           X           X           X           X

-------------------------------------------------------------------------------------------------------------
State Municipal Bond Funds

California Bond Fund                              X                       X           X           X
Florida Intermediate Bond Fund                    X           X           X           X           X
Florida Bond Fund                                 X           X           X           X           X
Georgia Intermediate Bond Fund                    X           X           X           X           X
Kansas Income Fund                                X                       X           X           X
Maryland Intermediate Bond Fund                   X           X           X           X           X
North Carolina Intermediate Bond Fund             X           X           X           X           X
South Carolina Intermediate Bond Fund             X           X           X           X           X
Tennessee Intermediate Bond Fund                  X           X           X           X           X
Texas Intermediate Bond Fund                      X           X           X           X           X
Virginia Intermediate Bond Fund                   X           X           X           X           X

-------------------------------------------------------------------------------------------------------------
Index Funds

MidCap Index Fund                                 X                       X
Managed Index Fund                                X           X           X           X
LargeCap Index Fund                               X           X           X           X           X
SmallCap Index Fund                               X           X           X           X

-------------------------------------------------------------------------------------------------------------
LifeGoal Portfolios (Funds of Funds)

LifeGoal Balanced Growth Portfolio                X                       X           X           X
LifeGoal Growth Portfolio                         X                       X           X           X
LifeGoal Income and Growth Portfolio              X                       X           X           X
-------------------------------------------------------------------------------------------------------------
International Stock Funds

Marsico International Opportunities Fund          X                       X           X           X
Global Value Fund                                 X                       X           X           X
International Value Fund                          X                       X           X           X
International Equity Fund                         X                       X           X           X
Emerging Markets Fund                             X           X           X           X           X

-------------------------------------------------------------------------------------------------------------
Stock Funds

Asset Allocation Fund                             X                       X           X           X
Convertible Securities Fund                       X                       X           X           X
Classic Value Fund                                X                       X           X           X
LargeCap Value Fund*                              X                       X           X           X
MidCap Value Fund*                                X                       X           X           X
Financial Services Fund                           X                       X           X           X
Research Fund                                     X                       X           X           X
Marsico Focused Equities Fund                     X                       X           X           X
Marsico Growth & Income Fund                      X                       X           X           X
SmallCap Value Fund                               X                       X           X           X
Small Company Fund                                X                       X           X           X
Marsico 21/st/ Century Fund                       X                       X           X           X
Value Fund                                        X           X           X           X           X
Strategic Growth Fund                             X                       X           X           X
Capital Growth Fund                               X           X           X           X           X

Fund                                              Primary A   Primary B   Investor    Investor    Investor
                                                  Shares      Shares      A Shares    B Shares    C Shares
-------------------------------------------------------------------------------------------------------------
MidCap Growth Fund                                X           X           X           X           X

The Money Market Funds offer Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Investor A Shares, Investor B Shares and Investor C Shares. However, California Reserves and Municipal Reserves do not offer Investor A Shares.

         The Trust's Amended and Restated Declaration of Trust

         The Trust's Amended and Restated Declaration of Trust permit it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive or other right to receive, purchase or subscribe for any additional shares of a Fund. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.

         Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Board Members; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About Your Investment--Information for investors--Buying, selling and exchanging shares" and "About Your Investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Purchase, Redemption and Exchange

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

         Sales Charge Waivers

         In addition to the categories of investors who do not have to pay a sales charge, which can be found in the Funds' prospectuses (offering Investor A, Investor B and/or Investor C Shares) under the heading "When you might not have to pay a sales charge," the following category of investors does not have to pay either a front-end sales charge or contingent deferred sales charge on any purchase of Investor A, Investor B or Investor C Shares:

         >>   certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors.

         Purchases and Redemptions

         The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or if applicable a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

         The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Offering Price

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Boards. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of the following time on each day that the Federal Reserve Bank of New York and the NYSE are open:

         >>    California Reserves--as of 10:30 a.m., Eastern time.

         >> Municipal Reserves and Tax Exempt Reserves--12:00 Noon, Eastern time.

         >>    Government Reserves--as of 2:30 p.m., Eastern time.

         >> Cash Reserves, Money Market Reserves and Treasury Reserves--as of 5:00 p.m., Eastern time.

         >>    New York Reserves--as of 11:30 a.m., Eastern time.

         Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Boards have established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Non-Money Market Funds

         The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m.) on each day a Fund is open for business, unless a Board determines otherwise.

         The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Companies' valuation procedures. In general terms, the valuation procedures provide that: (i) exchange traded securities are valued at the last reported sales price on their primary exchange or the Nasdaq System, as reported by a reputable independent pricing service approved by the Adviser; (ii) non-exchange traded securities are valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers; (iii) debt securities are valued at prices obtained from a reputable independent pricing service approved by the Adviser. The service may value the debt securities relying not only on quoted prices, but also upon a consideration of additional factors such as yield, type of issue, coupon rate, and maturity; (iv) money market instruments are valued at amortized cost; (v) repurchase agreements are valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation; (vi) financial futures are valued at the latest reported sales price, forward foreign currency contracts are valued using market quotations from a widely used quotation system at the current cost of covering or off-setting the contract, exchange traded options are valued at the latest reported sales price and over-the-counter options will be valued using broker-dealer market quotations; and (vii) shares of open-end investment companies are valued at the latest net asset valued reported by the company.

         Securities for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

         With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

         The Boards have determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliates where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the Funds' prospectuses, which generally describe the federal income tax treatment of the Funds and their shareholders. Unless otherwise indicated, the use of the term "Fund" in this section generally shall be understood to include the Master Portfolio that any Feeder Fund may invest its assets.

         General

         The Companies intend to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes its investment company taxable income and net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss) to its shareholders, the Fund generally will not be subject to federal income taxation on such income and gain. For these purposes, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one taxable year and pays the distribution by January 31 of the following taxable year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 the first taxable year. Each Fund intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.

         Equalization Accounting

         A Fund may use the so-called "equalization accounting method" to allocate a portion of its "earnings and profits," as determined for federal income tax purposes (generally, a Fund's net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

         Excise Tax

         A 4% nondeductible excise tax will be imposed on each Fund, other than to the extent of its tax-exempt interest income, to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Investment through Master Portfolios

         The Master Portfolios corresponding to each of the Feeder Funds each will be treated as a partnership (or, in the event that a Feeder Fund is the sole investor in a Master Portfolio, as disregarded from the Feeder Fund) for federal income tax. The Master Portfolios will not be treated as regulated investment companies or otherwise taxable as a corporation under the Code. Under the rules applicable to partnerships (and disregarded entities), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will "pass-through" to its investors, regardless of whether the Master Portfolio distributes any amounts to its investors. Each investor in a Master Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the particular Master Portfolio) of the Master Portfolio's income and gains in determining its federal income tax liability. The Master Portfolios will be managed in such a manner such that an investor in a Master Portfolio can continue to qualify as a regulated investment company by investing substantially all of its assets through the Master Portfolio.

         Taxation of Fund Investments

         Except as otherwise noted, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses generally will be capital gains or losses. Such gains or losses generally will be long-term capital gains or losses if the Fund held the disposed securities for more than one year at the time of disposition of the securities.

         In general, if a Fund purchases a debt obligation with original issue discount (generally at a price less than its principal amount), the Fund may be required to annually include in its taxable income a portion of the original issue discount as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligations. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the 60%/40% rule.

         Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates.

In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. Each Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

         Under Section 1260 of the Code, the amount of long-term capital gain a taxpayer may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the taxpayer would have had if the taxpayer owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. A Fund does not anticipate engaging in any derivative transactions that would be subject to these rules.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its indirect interest in the PFIC, if the Fund makes the available election.

         Foreign Taxes

         Income and dividends received by a Fund from foreign securities and gains realized by a Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Stock Funds expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

         An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

         Distributions, Generally

         For federal income tax purposes, a Fund's "earnings and profits," as determined for federal income tax purposes, will be determined at the end of the Fund's taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as taxable distributions, subject to special rules applicable to the tax-exempt Funds discussed below. Thus, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a taxable distribution. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then capital gain. It is expected that each Fund's distributions will not exceed the Fund's cumulative earnings and profits.

         Capital Gain Distributions

         Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Disposition of Fund Shares

         In general, a disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will result in a taxable capital gain or loss to the redeeming shareholder, depending on the amount received for the shares (or are deemed received in the case of an exchange) and the cost of the shares, and long-term capital gain or loss if the shareholder has held such Fund shares for greater than one year at the time of disposition.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

         Federal Income Tax Rates

         As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 39.1% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A maximum individual income tax rate of 18% on net capital gain will apply to the extent the gain is derived from investments acquired after December 31, 2000 and are held for more than five years. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several calendar years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Corporate Shareholders

         Corporate shareholders of a Fund may be eligible for the dividends-received deduction on distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

         Foreign Shareholders

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons will apply. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

         Backup Withholding

         The Companies may be required to withhold, subject to certain exemptions, at a rate of 30.5% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on its federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to decrease in future years.

         Tax-Deferred Plans

         The Funds may be available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit shareholders to defer some of their income from taxes. Shareholders should contact their selling agents for details concerning retirement plans. The tax-exempt Funds are not suitable investments for such plans.

         Special Tax Considerations Pertaining to all the Tax-Exempt Funds

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

         Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, Exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

         Special Tax Considerations Pertaining to the California Funds

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

         Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

         In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

         The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.

         Special Tax Considerations Pertaining to the Florida Funds

         Florida does not impose a personal income tax. Thus individual shareholders of the Florida Funds will not be subject to any Florida income tax on distribution received from the Florida Funds. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised NFT that shares in the Florida Funds shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net assets of the portfolio of such Florida Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

         The Florida Funds anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of a Florida Fund did not, however, meet this 90 percent test, the only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Funds would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of a Florida Fund should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Fund consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

         Special Tax Considerations Pertaining to the Georgia Intermediate Bond Fund

         The portion of the Georgia Intermediate Bond Fund exempt interest dividends paid to Georgia investors from interest received by the Georgia Intermediate Bond Fund from tax-exempt obligations of the State of Georgia or its political subdivisions or authorities and dividend distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia personal and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Intermediate Bond Fund owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 ss. 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follows the federal income tax treatment. Interest received by a Georgia resident received from non-Georgia municipal state bonds and dividends or distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

         Special Tax Considerations Pertaining to the Kansas Income Fund

         The Kansas Income Fund's regular monthly dividends will not be subject to the Kansas income tax to the extent that they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. The portion of dividends, if any, that is derived from interest on municipal securities or other obligations that are not exempt from Kansas income taxes will be subject to Kansas income tax. You will be subject to Kansas income tax to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange a fund's shares and realize a capital gain on the transaction. Distributions treated as long-term capital gains for federal tax purposes are generally treated the same for Kansas state tax purposes.

         Special Tax Considerations Pertaining to the Maryland Intermediate Bond Fund

         The portion of the Maryland Intermediate Bond Fund's exempt-interest dividends paid from interest received by such Funds from tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from the Maryland Intermediate Bond Fund will be subject to Maryland income tax. However, shareholders of the Maryland Intermediate Bond Fund that are financial institutions otherwise subject to Maryland financial institution franchise taxes (which taxes have been repealed for taxable years beginning after December 31,2000) will be subject to such taxes on distributions received from the Fund (including exempt-interest dividends). Shareholders will be informed annually regarding the portion of the Maryland Intermediate Bond Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds
(i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Bond Fund will not be subject to the Maryland personal property tax.

         Special Tax Considerations Pertaining to the New York Fund

         The portion of the New York Fund's exempt interest dividends paid from interest received by such Fund from tax exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City personal income taxes and from the New York City unincorporated business tax. Such dividends paid to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in the New York Funds, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the dividends.

         Special Tax Considerations Pertaining to the North Carolina Intermediate Bond Fund

         The portion of the North Carolina Intermediate Bond Fund's exempt interest dividends paid from interest received by such Fund from tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 from their federal taxable income for purposes of determining their North Carolina taxable income. The North Carolina intangibles tax was repealed effective for taxable years beginning on or after January 1, 1995.

         Special Tax Considerations Pertaining to the South Carolina Intermediate Bond Fund

         The portion of the South Carolina Bond Fund's exempt interest dividends paid from interest received by these funds from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will not constitute exempt interest dividends and may be subject to South Carolina income taxes.

         Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. For the taxable years beginning after 2000, the above-described deduction will be available for net capital gains recognized from the sale or exchange of an asset that has been held for a period of more than one year. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

         Special Tax Considerations Pertaining to the Tennessee Intermediate Bond Fund

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

         Special Tax Considerations Pertaining to the Virginia Intermediate Bond Fund

         Distributions will not be subject to Virginia income tax if the Virginia Intermediate Bond Fund pays distributions to Shareholders that they derived from (i) interest on debt obligations of Virginia or its political subdivisions, (ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or (iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

         Other Matters

         You should be aware that the investments made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund's minimum distribution requirements.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Prospective investors urged to consult their own tax advisors regarding federal state, local and foreign taxes applicable to them.

                      Underwriter Compensation and Payments

         Stephens serves as the principal underwriter and Distributor of the shares of the Funds. Its address is: 111 Center Street, Suite 300, Little Rock, Arkansas 72201

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Board Members. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BA Advisors or the Distributor on 60 days' written notice.

         During the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Distributor received the following amount of underwriting commissions, respectively: $7,542,547; $6,119,331; and $927,687. Of this amount, the Distributor retained $0, $0 and $0, respectively.

                                Fund Performance

         Advertising Fund Performance

         Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 or by visiting
www.bankofamerica.com/nationsfunds/enter.cfm. From time-to-time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc.

Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, ("Ibbotson") and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         Yield Calculations

         Money Market Funds

         The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the shares of the Money Market Funds is computed by: (a) dividing the portion of the yield that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

         Based on the seven-day period ended March 31, 2001, (the "base period"), the current, effective, tax equivalent current and tax equivalent effective yields of the various shares of the Money Market Funds are as follows:

                                                                  Tax Equivalent    Tax Equivalent
                                  Current Yield  Effective Yield  Current Yield     Effective Yield
                                  -------------  ---------------  -------------     ---------------
Tax-Exempt Reserves

Primary A                              3.37%          3.43%            5.58%             n/a
Primary B                              3.12%          3.17%            5.17%             n/a
Investor A                             3.02%          3.07%            5.00%             n/a
Investor B                             3.12%          3.17%            5.17%             n/a
Investor C                             3.12%          3.17%            5.17%             n/a
Daily                                  2.87%          2.91%            4.75%             n/a
Cash Reserves
Capital                                5.22%          5.35%             n/a              n/a
Liquidity                              5.07%          5.19%             n/a              n/a
Adviser                                4.97%          5.09%             n/a              n/a
Market                                 4.77%          4.88%             n/a              n/a
Investor                               4.87%          4.98%             n/a              n/a
Service                                4.22%          4.30%             n/a              n/a
Daily                                  4.62%          4.72%             n/a              n/a
Trust                                  5.12%          5.25%             n/a              n/a
Investor B                             4.12%          4.20%             n/a              n/a
Investor C                             4.12%          4.20%             n/a              n/a
Institutional Class                    5.18%          5.31%             n/a              n/a
Money Market Reserves
Capital                                5.17%          5.30%             n/a              n/a
Liquidity                              5.02%          5.14%             n/a              n/a
Adviser                                4.92%          5.04%             n/a              n/a
Market                                 4.72%          4.83%             n/a              n/a
Investor                               4.82%          4.93%             n/a              n/a
Service                                4.17%          4.25%             n/a              n/a
Daily                                  4.57%          4.67%             n/a              n/a
Trust                                  5.07%          5.20%             n/a              n/a
Investor B                             4.07%          4.15%             n/a              n/a
Investor C                             4.07%          4.15%             n/a              n/a
Institutional Class                    5.13%          5.26%             n/a              n/a

                                                                  Tax Equivalent    Tax Equivalent
                                  Current Yield  Effective Yield  Current Yield     Effective Yield
                                  -------------  ---------------  -------------     ---------------
Treasury Reserves

Capital                                5.10%          5.23%             n/a              n/a
Liquidity                              4.95%          5.07%             n/a              n/a
Adviser                                4.85%          4.97%             n/a              n/a
Market                                 4.65%          4.76%             n/a              n/a
Investor                               4.75%          4.86%             n/a              n/a
Service                                4.10%          4.18%             n/a              n/a
Daily                                  4.50%          4.60%             n/a              n/a
Trust                                  5.00%          5.13%             n/a              n/a
Investor B                             4.00%          4.08%             n/a              n/a
Investor C                              n/a            n/a              n/a              n/a
Institutional Class                    5.06%          5.19%             n/a              n/a
Government Reserves
Capital                                5.11%          5.24%             n/a              n/a
Liquidity                              4.96%          5.08%             n/a              n/a
Adviser                                4.86%          4.98%             n/a              n/a
Market                                 4.66%          4.77%             n/a              n/a
Investor                               4.76%          4.88%             n/a              n/a
Service                                4.11%          4.20%             n/a              n/a
Daily                                  4.51%          4.61%             n/a              n/a
Trust                                  5.01%          5.14%             n/a              n/a
Investor B                             4.01%          4.09%             n/a              n/a
Investor C                             4.01%          4.09%             n/a              n/a
Institutional Class                    5.07%          5.20%             n/a              n/a
Municipal Reserves
Capital                                3.48%          3.54%            5.76%            5.86%
Liquidity                              3.33%          3.39%            5.51%            5.61%
Adviser                                3.23%          3.28%            5.35%            5.43%
Market                                 3.03%          3.08%            5.02%            5.10%
Investor                               3.13%          3.18%            5.18%            5.26%
Service                                2.48%          2.51%            4.11%            4.16%
Daily                                  2.88%          2.92%            4.77%            4.83%
Trust                                  3.38%          3.44%            5.60%            5.70%
Investor B                             2.38%          2.41%            3.94%            3.99%
Investor C                              n/a            n/a              n/a              n/a
Institutional Class                    3.44%          3.50%            5.70%            5.79%
California Reserves
Capital                                3.01%          3.05%             n/a              n/a
Liquidity                               n/a            n/a              n/a              n/a
Adviser                                2.76%          2.80%             n/a              n/a
Market                                  n/a            n/a              n/a              n/a
Investor                               2.66%          2.70%             n/a              n/a
Service                                 n/a            n/a              n/a              n/a
Daily                                  2.41%          2.44%             n/a              n/a
Trust                                  2.91%          2.96%             n/a              n/a
Investor B                             1.92%          1.93%             n/a              n/a

         Tax Equivalent Yields @ 39.1%

         Non-Money Market Funds

         Yield is calculated separately for the Primary A, Primary B, Investor A, Investor B and Investor C shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [(a-b+ 1)6 - 1]
                                       ---

                                         cd

Where:                a =     dividends and interest earned during the period.

                      b =     expenses accrued for the period (net of
                              reimbursements).

                      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                      d = maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A,

Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

         "Tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by (b) one, minus (i) a stated federal income tax rate and, (ii) a state income tax rate (if applicable) multiplied by one minus the Stated Federal income tax rate. The federal income tax rate used in calculating the "tax-equivalent" yield 39.1%. The following state income tax rates are used in calculating the "tax-equivalent" yields: California--9.3%; Florida--0%; Georgia--6%; Maryland--4.875%; North Carolina--7.75%; South Carolina--7%; Tennessee--6%; Texas--0%; and Virginia--5.75%.

         The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.1% Federal tax rate applied to taxable income in excess of $283,150.

         Based on the fiscal year ended March 31, 2001, the 30-day yield and tax-equivalent yield of the various shares of the Funds were as follows:

Short-Term Income Fund

Primary A                                               5.84%               n/a
Primary B                                                 n/a               n/a
Investor A                                              5.59%               n/a
Investor B                                              4.85%               n/a
Investor C                                              4.86%               n/a
Short-Intermediate Government Fund
Primary A                                               5.44%               n/a
Primary B                                               4.94%               n/a
Investor A                                              5.19%               n/a
Investor B                                              4.45%               n/a
Investor C                                              4.42%               n/a
Government Securities Fund
Primary A                                               5.57%               n/a
Primary B                                                 n/a               n/a
Investor A                                              5.32%               n/a
Investor B                                              4.56%               n/a
Investor C                                              4.59%               n/a
Intermediate Bond Fund
Primary A                                               6.13%               n/a
Investor A                                              5.86%               n/a
Investor B                                              5.37%               n/a
Investor C                                              4.65%               n/a
Bond Fund
Primary A                                               6.23%               n/a
Primary B                                                 n/a               n/a
Investor A                                              5.98%               n/a
Investor B                                              5.22%               n/a
Investor C                                              5.23%               n/a
Strategic Income Fund
Primary A                                               6.09%               n/a
Primary B                                                 n/a               n/a
Investor A                                              5.84%               n/a
Investor B                                              5.08%               n/a
Investor C                                              5.09%               n/a
High Yield Bond Fund
Primary A                                              12.86%               n/a
Investor A                                             12.80%               n/a
Investor B                                             12.02%               n/a
Investor C                                             12.05%               n/a
Short-Term Municipal Income Fund
Primary A                                               4.39%             7.27%
Investor A                                              4.14%             6.85%
Investor B                                              3.40%             5.63%

Investor C                                              3.38%             5.60%
Intermediate Municipal Bond Fund
Primary A                                               4.60%             7.62%
Investor A                                              4.35%             7.20%
Investor B                                              3.60%             5.96%
Investor C                                              3.61%             5.98%
Municipal Income Fund
Primary A                                               5.01%             8.29%
Investor A                                              4.76%             7.88%
Investor B                                              4.01%             6.64%
Investor C                                              4.01%             6.64%
California Bond Fund
Primary A
Investor A
Investor B
Investor C
Florida Intermediate Bond Fund
Primary A                                               4.66%             7.72%
Investor A                                              4.42%             7.32%
Investor B                                              3.66%             6.06%
Investor C                                              3.65%             6.04%
Florida Bond Fund
Primary A                                               4.71%             7.80%
Investor A                                              4.46%             7.38%
Investor B                                              3.72%             6.16%
Investor C                                              3.72%             6.16%
Georgia Intermediate Bond Fund
Primary A                                               4.68%             8.24%
Investor A                                              4.43%             7.80%
Investor B                                              3.68%             6.48%
Investor C                                              3.68%             6.48%
Kansas Income Fund
Primary A                                               4.42%             7.82%
Investor A                                              4.17%             7.38%
Investor B                                              3.42%             6.05%
Investor C                                                n/a               n/a
Maryland Intermediate Bond Fund
Primary A                                               4.62%             8.04%
Investor A                                              4.37%             7.61%
Investor B                                              3.62%             6.29%
Investor C                                              3.62%             6.29%
North Carolina Intermediate Bond Fund
Primary A                                               4.58%             8.22%
Investor A                                              4.33%             7.77%
Investor B                                              3.58%             6.43%
Investor C                                              3.60%             6.46%
South Carolina Intermediate Bond Fund
Primary A                                               4.86%             8.66%
Investor A                                              4.61%             8.20%
Investor B                                              3.86%             6.87%
Investor C                                              3.85%             6.85%
Tennessee Intermediate Bond Fund
Primary A                                               4.62%             8.14%
Investor A                                              4.37%             7.70%
Investor B                                              3.62%             6.37%
Investor C                                              3.63%             6.39%
Texas Intermediate Bond Fund
Primary A                                               4.87%             8.06%
Investor A                                              4.62%             7.65%
Investor B                                              3.87%             6.41%
Investor C                                              3.81%             6.31%
Virginia Intermediate Bond Fund++
Primary A                                               4.63%             8.14%
Investor A                                              4.38%             7.69%
Investor B                                              3.63%             6.38%
Investor C                                              3.63%             6.38%

         Total Return Calculations

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return

              n =     number of years

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                    P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

        Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

             AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                                   APPENDIX B

                                    GLOSSARY

Term Used in SAI                                     Definition

1933 Act ........................................... Securities Act of 1933, as amended
1934 Act ........................................... Securities Exchange Act of 1934, as amended
1940 Act ........................................... Investment Company Act of 1940, as amended
Adviser ............................................ BA Advisors, BACAP, Brandes, Gartmore, Invesco, Marsico Capital,
                                                     McKay Shields and/or Putnam, as the context may require
Advisory Agreements ................................ The respective Investment Advisory Agreements and Investment
                                                     Sub-Advisory Agreements for the Funds
AMEX ............................................... American Stock Exchange
Asset Allocation Fund .............................. Nations Asset Allocation Fund
BA Advisors ........................................ Banc of America Advisors, LLC
BACAP .............................................. Banc of America Capital Management, LLC
Bank of America .................................... Bank of America, N.A.
BNY ................................................ The Bank of New York
Board .............................................. Any one Board of Directors/Trustees of a Company
Board Member ....................................... A Director or Trustee of a Company
Board Members ...................................... Two or more of the Directors/Trustees of a Company
Boards ............................................. Two or more Boards of Directors/Trustees of the Companies
Bond Fund .......................................... Nations Bond Fund
Brandes ............................................ Brandes Investment Partners, L.P.
California Bond Fund ............................... Nations California Municipal Bond Fund
California Reserves ................................ Nations California Tax-Exempt Reserves
California Fund(s) ................................. One or more of California Bond Fund and California Reserves
Capital Growth Fund ................................ Nations Capital Growth Fund
Cash Reserves ...................................... Nations Cash Reserves
CFTC ............................................... Commodities Futures Trading Commission
Co-Administrator(s) ................................ BA Advisors and Stephens
Code ............................................... Internal Revenue Code of 1986, as amended
Code of Ethics ..................................... The code of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
CMOs ............................................... Collateralized mortgage obligations
Companies .......................................... Two or more of NFT, NFI, NR or the Trust
Company ............................................ Any one of NFT, NFI, NR or the Trust
Convertible Securities Fund ........................ Nations Convertible Securities Fund
Custodian .......................................... The Bank of New York
Distributor ........................................ Stephens Inc.
Distribution Plan(s) ............................... One or more of the plans adopted by a Board under Rule 12b-1 under the 1940 Act for the distribution of the Funds' shares
Emerging Markets Fund .............................. Nations Emerging Markets Fund
FHLMC .............................................. Federal Home Loan Mortgage Corporation
Florida Intermediate Bond Fund ..................... Nations Florida Intermediate Municipal Bond Fund
Florida Bond Fund .................................. Nations Florida Municipal Bond Fund
Florida Fund(s) .................................... One or more of Florida Intermediate Bond Fund and Florida Bond
                                                     Fund

FNMA ............................................... Federal National Mortgage Association


Fund ............................................... One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of the Trust
Funds .............................................. Two or more of the open-end management investment companies

Term Used in SAI                                     Definition
                                                     (listed on the front cover of this SAI) that is a series of the Trust

Gartmore ........................................... Gartmore Global Partners

Georgia Intermediate Bond Fund ..................... Nations Georgia Intermediate Municipal Bond Fund
GNMA ............................................... Government National Mortgage Association
Government Reserves ................................ Nations Government Reserves
Government Securities Fund ......................... Nations Government Securities Fund
High Yield Bond Fund ............................... Nations High Yield Bond Fund
Index Funds ........................................ Those Funds shown under the heading "Index Funds" on the front cover of the SAI
Intermediate Bond Fund ............................. Nations Intermediate Bond Fund
Intermediate Municipal Bond Fund ................... Nations Intermediate Municipal Bond Fund
International Equity Fund .......................... Nations International Equity Fund
International Stock Funds .......................... One or more of those Funds shown under the heading
                                                     "International Stock Funds" on the front cover of the SAI
International Value Fund ........................... Nations International Value Fund
INVESCO ............................................ INVESCO Global Asset Management (N.A.), Inc.
Investment Advisory Agreements ..................... The investment advisory agreements with between the Trust, on behalf of its Funds, and BA Advisors
Investment Sub-Advisory Agreements ................. The investment sub-advisory agreements with between the Trust, on behalf of each of its respective Funds, and BACAP, Brandes, Gartmore,
                                                     INVESCO, MacKay Shields, Marsico Capital or Putnam,
                                                     as the case may be

IRS ................................................ United States Internal Revenue Service
Kansas Income Fund ................................. Nations Kansas Municipal Income Fund
LargeCap Growth Fund ............................... Nations LargeCap Growth Fund
LargeCap Value Fund ................................ Nations LargeCap Value Fund
LifeGoal Portfolio(s) .............................. One or more of those Funds shown under the heading "LifeGoal
                                                     Portfolios" on the front cover of the SAI
MacKay Shields ..................................... MacKay Shields LLC
Managed Index Fund ................................. Nations Managed Index Fund
Marsico 21st Century Fund .......................... Nations Marsico 21st Century Fund
Marsico Capital .................................... Marsico Capital Management, LLC
Marsico Focused Equities Fund ...................... Nations Marsico Focused Equities Fund
Marsico Growth Fund ................................ Nations Marsico Growth Fund
Marsico International Opportunities Fund ........... Nations Marsico International Opportunities Fund
Maryland Intermediate Bond Fund .................... Nations Maryland Intermediate Municipal Bond Fund
MidCap Growth Fund ................................. Nations MidCap Growth Fund
MidCap Index Fund .................................. Nations MidCap Index Fund
MidCap Value Fund .................................. Nations MidCap Value Fund
Money Market Fund(s) ............................... One or more of those Funds shown under the heading
                                                     "Money Market Funds" on the
                                                     front cover of the SAI
Money Market Reserves .............................. Nations Money Market Reserves
Moody's ............................................ Moody's Investors Service, Inc.
Municipal Bond Fund(s) ............................. One or more of those Funds shown under the heading "Municipal Bond
                                                     Funds" on the front cover of the SAI

Municipal Income Fund .............................. Nations Municipal Income Fund
Municipal Reserves ................................. Nations Municipal Reserves
NSAT ............................................... Nations Separate Account Trust

Nations Funds or Nations Funds Family .............. The fund complex that is comprised of the Companies, along with
                                                     NSAT and NMIT.

NFI ................................................ Nations Fund, Inc., a registered investment company in the
                                                     Nations Funds Family

NFT ................................................ Nations Fund Trust, a registered investment company in the
                                                     Nations Funds Family

NLG ................................................ Nations LifeGoal Funds, Inc., a registered investment company in the Nations Funds Family
NMIT ............................................... Nations Master Investment Trust, a registered investment company in the Nations Funds Family
Non-Money Market Fund(s) ........................... One or more of the mutual funds of the Companies, other than the
                                                     Money Market Funds
North Carolina Intermediate Bond Fund .............. Nations North Carolina Intermediate Municipal Bond Fund
New York Reserves .................................. Nations New York Tax-Exempt Reserves
NR ................................................. Nations Reserves (formerly known as The Capitol Mutual Funds), a registered investment company in the Nations Funds Family
NYSE ............................................... New York Stock Exchange
NRSRO .............................................. Nationally recognized statistical ratings organization (such as
                                                     Moody's or S&P)
PFPC ............................................... PFPC Inc.
Putnam ............................................. Putnam Investment Management LLC
PwC ................................................ Pricewaterhouse Coopers LLP
Research Fund ...................................... Nations Research Fund
REIT ............................................... Real estate investment trust
S&P ................................................ Standard & Poor's Corporation
SAI ................................................ This Statement of Additional Information
SEC ................................................ United States Securities and Exchange Commission
Selling Agent .....................................  Banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent ...................................  Banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the
                                                     Distributor
Short-Term Municipal Income Fund ................... Nations Short-Term Municipal Income Fund
Small Company Fund ................................. Nations Small Company Fund
SmallCap Index Fund ................................ Nations SmallCap Index Fund
SmallCap Value Fund ................................ Nations SmallCap Value Fund
SMBS ............................................... Stripped mortgage-backed securities
South Carolina Intermediate Bond Fund .............. Nations South Carolina Intermediate Municipal Bond Fund
State Bond Fund(s) ................................. One or more of Florida Bond Fund, Kansas Income Fund, Florida
                                                     Intermediate Bond Fund, Georgia Intermediate Bond Fund, Maryland
                                                     Intermediate Bond Fund, North Carolina Intermediate Bond Fund,
                                                     South Carolina Intermediate Bond Fund, Tennessee Intermediate
                                                     Bond Fund, Texas Intermediate Bond Fund and Virginia Intermediate
                                                     Bond Fund
Stephens ........................................... Stephens Inc.
Stock Funds ........................................ One or more of those Funds shown under the heading "Stock Funds"
                                                     on the front cover of the SAI
Strategic Growth Fund .............................. Nations Strategic Growth Fund
Sub-Administrator .................................. BNY
Sub-Transfer Agent ................................. Bank of America (for the Funds Primary Shares)
Tax-Exempt Reserves ................................ Nations Tax-Exempt Reserves
Tax-Exempt Fund(s) ................................. One or more of Municipal Reserves, California Reserves,
                                                     Tax-Exempt Reserves and the Municipal Bond Funds
Tennessee Intermediate Bond Fund ................... Nations Tennessee Intermediate Municipal Bond Fund
Texas Intermediate Bond Fund ....................... Nations Texas Intermediate Municipal Bond Fund
Transfer Agent ..................................... PFPC
Transfer Agency Agreements ......................... The transfer agency agreements between the Trust, on behalf of its respective Funds, and PFPC
Treasury Reserves .................................. Nations Treasury Reserves
The Trust .......................................... Nations Funds Trust, the registered investment company in the
                                                     Nations Funds Family to which this SAI relates
U.S. Government Bond Fund .......................... Nations U.S. Government Bond Fund

Value Fund ......................................... Nations Value Fund
Virginia Intermediate Bond Fund .................... Nations Virginia Intermediate Municipal Bond Fund

                                   APPENDIX C

         California. The following information relates specifically to California Reserves and the California Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although we have no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the state of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         General Economic Factors

         The economy of the state of California is the largest among the 50 states and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In fact, the size of the California economy recently surpassed that of France and is the fifth largest economy in the world. Only the United States, Japan, Germany, and the United Kingdom have larger economies. Since 1995, California's economy has been performing strongly after suffering a deep recession between 1990-1994. Fuel and other energy prices, however, have risen sharply in recent months affecting state and local government economies. (See "Recent Developments Regarding Energy" below.)

         California's July 1, 1999 population of over 34 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 1990 census 96 percent of the state's population resided in the 23 Metropolitan Statistical Areas in the state. As of July 1, 1998, the five-county Los Angeles area accounted for 49 percent of the state's population with over 16.0 million residents and the 10 county San Francisco Bay Area represented 21 percent of the state's population with a population of over 7.0 million.

         Following a severe recession beginning in 1990, the state's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The state's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

         The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the general fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimum's, tax reductions, aid to local governments and infrastructure expenditures.

         The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in general fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2000 of over $8.7 billion.

         Fiscal Year 2000-01 Budget

         2000 Budget Act. The Governor signed the 2000 Budget Act on June 30, 2000. The spending plan assumed general fund (which is the primary revenue account of the state, holding all revenues received by the state treasury that are not required to be credited to a special fund and earnings from investments not required to be allocated to another fund) revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the general fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

         At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.8 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. The Governor vetoed just over $1 billion in general fund and special fund appropriations from the budget approved by the Legislature, in order to achieve the budget reserve. Because of the state's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

         The 2000 Budget Act also included special fund expenditures of $15.6 billion and bond fund expenditures of $5.0 billion. Special fund revenues are estimated at $16.5 billion.

         Some of the major features of the 2000 Budget Act were the following:

1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in general fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools.

2. Funding for higher education increased substantially above the revised 1999-2000 level. General fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, funding for community colleges increased by $497 million (9.0 percent).

3. Increased funding of $2.7 billion general fund for health and human services.

4. Significant amounts were devoted to capital outlays. A total of $2.0 billion of general fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the general fund in new funding for housing programs.

5. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

         Subsequent Developments. The Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the state sales tax rate was last raised, the state sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less general fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the general fund reserve falls below 4 percent of general fund revenue in the future, the sales tax rate could be raised by 0.25%.

         Proposed Fiscal Year 2001-02 Budget

         The 2001-02 Governor's Budget estimates 2001-02 general fund revenues and transfers to be about $79.4 billion, or 3.3 percent higher than the revised 2000-01 estimate. This estimate assumes a slowing economy, still showing moderate growth short of a recession. The estimate also accounts for a $553 million drop in sales tax revenues as a result of the 0.25 percent sales tax reduction which took effect on January 1, 2001, and will remain in effect at least until December 31, 2001. The Governor proposes $82.9 billion in expenditures, a 3.9 percent increase over the revised 2000-01 estimate. The Governor proposes budget reserves in 2001-02 of $2.4 billion. Of this amount, $500 million is intended for unplanned litigation costs.

         The 2001-02 Governor's Budget proposes to use $3.7 billion of the new resources since the 2000 Budget Act for one-time expenditures, including $1 billion for energy initiatives, $772 million for capital outlay projects, $250 million in fiscal relief to local government, $200 million for new housing initiatives, and a variety of other proposals. With regard to ongoing programs, the 2001-02 Governor's Budget proposes substantial additions in Proposition 98 funding for K-12 education (an 8.1% increase over the revised 2000-01 spending level) and funding for all units of higher education, funding for health and welfare programs to cover anticipated caseloads, and a modest increase in youth and adult corrections funding. The final expenditure program for 2001-02 will be determined by June 2001 by the legislature and Governor. The Department of Finance will publish an update of revenues and expenditures for the current year and of revenues for the upcoming fiscal year in May, 2001.

         On February 21, 2001, the Legislative Analyst's Office ("LAO") released its analysis of the 2001-02 Governor's Budget. The LAO Analysis generally agreed with the Governor's Budget projections of revenues, but warned that the economic picture (and hence revenues and expenditures in 2001-02) was unsettled, given several potentially negative factors, including the ongoing energy difficulties in the state, a cyclical slowdown in the high technology sector, the overall national economic slowdown, and the sharp decline in the stock market since mid-2000. The LAO Analysis recommended that the Legislature defer major new spending decisions until after the updated fiscal report due in May 2001.

         Future Budgets

         We cannot predict what actions will be taken in the future by the state legislature and the Governor to deal with changing state revenues and expenditures. The state budget will be affected by national and state economic conditions and other factors.

         Constitutional Legislative and Other Factors

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         Revenue Distribution. Some of the debt obligations in the California Bond Fund may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state's general fund surplus are distributed to counties, cities and their various taxing entities and the state assumes some obligations paid, prior to that point, out of local funds. Whether and to what extent a portion of the state's general fund will be distributed in the future to counties, cities and their various entities is unclear.

         State Appropriations Limit. The state is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution. The appropriations limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the state from spending "appropriations subject to limitation" in excess of the appropriations limit. "Appropriations subject to limitation," with respect to the state, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and some other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and some other non-tax funds.

         There are various types of appropriations excluded from the appropriations limit. For example, most state subventions to local governments and appropriations for tax refunds are excluded. The appropriations limit may also be exceeded in cases of emergency.

         The state's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at local school and community college ("K-14") districts. The appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined appropriations limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

         Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, we cannot predict the impact of this or related legislation on the bonds in the California Reserves and the California Bond Fund.

         Proposition 13. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, California voters approved Proposition 46, an amendment to Article XIII A, which created a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of one percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

         Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative:

     1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

     2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

     3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

     4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIII A;

     5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

     6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

     7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to that local government occurs in an amount equal to the revenues received by that entity attributable to the tax levied in violation of the initiative; and

     8. Permits these provisions to be amended exclusively by the voters of the state of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. We cannot predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27 (1991), subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

         In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220 (1995), reh'g denied, modified [45 Cal. Rptr. 2d 204] (1995), the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision. Because that case appeared distinguishable, the parties in Guardino did not rely upon it. We cannot predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

         California Senate Bill 1590, introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

         Proposition 218. On November 5, 1996, the voters of the state of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The sponsors of the proposition are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject some existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

         Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

         The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

         Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined as any levy or charge upon real property for a special benefit conferred upon the real property.

         Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the state's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the state or public agencies within the state.

         Other Considerations

         Recent Development Regarding Energy. California has experienced difficulties with the supply and price of electricity and natural gas in much of the state since mid-2000, which are likely to continue for several years. In 1996 California deregulated the state's power markets. While the transmission and distribution of electricity remained regulated, the generation of electricity was opened up to competition. Under the deregulation scheme, utilities were prohibited from passing all wholesale power costs to consumers until 2002. Energy usage in the state has been rising sharply, but no new power generating plants have been built since the 1980's. The three major investor-owned utilities in the state ("IOUs"), Pacific Gas & Electric ("PG&E"), Edison, and San Diego Gas & Electric, have been purchasing electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, while the retail prices they can charge their residential and small business customers have been capped at specified levels. Starting in mid-2000, power purchase costs exceeded retail charges, and the IOUs incurred substantial losses and accumulated large debts to continue to purchase power for their customers. As a result, the credit ratings of the IOUs have deteriorated, making it difficult for them to continue to purchase power. The two largest IOUs have reported they are in default in paying some of their obligations. On April 6, 2001, one of the IOUs, PG&E, filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings are pending. While the bankruptcy court decides the allocation of the IOU's available cash flow and assets among its creditors, the IOU will continue operations under current management. According to news sources, on April 10, 2001, PG&E paid approximately half of the property it taxes owed to 49 California counties. PG&E reportedly has told counties it will pay the remainder of the taxes owed before June 30, 2001. There can be no assurance that such payments will be made and it is not possible to predict whether or to what extent the tax payment shortfall will result in serious financial disruptions to any of the affected counties.

         In 2001, there have been rolling electricity blackouts throughout California affecting millions of customers. The Governor declared a state of emergency under state law on January 17, 2001, and ordered the state's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end-use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases are initially being funded by advances from the state's general fund; about $1.8 billion was expended in the first six weeks and as of May 2001 a total of $6.7 billion in general fund advances have been authorized. DWR is entitled to repayment from a portion of retail end-use customer's payments, remitted through the IOUs, but these amounts will not equal the power purchase costs. In May 2001, state officials announced that the state is authorized to sell up to $13.4 billion of bonds in mid-August to help finance the state's plan to overcome the current energy shortages. Proceeds from the offering would be used to buy more electricity and to pay back the general fund for purchases already made. State officials announced that the state expected to sell about $12.5 billion of bonds, with approximately $8 billion of the bonds sold as tax-exempt securities.

         The state is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and will come on line in 2001-03. In addition, the state is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

         Natural gas prices in California have been increasing significantly as a result of nationwide price increases and limited pipeline capacity into the state. The prices nationally may remain high for some time until additional supplies are produced, as natural gas prices are not regulated. One of the state's IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

         A number of additional plans are under consideration by the state legislature, including the authorization of state agencies to own, build or purchase power generation or transmission facilities and assist energy conservation efforts. The Governor is currently trying to negotiate state legislative approval for a proposal for the state to purchase transmission lines from the private energy providers. Plans are also being considered to assist the IOUs repay their debts incurred in purchasing power; these may include a state purchase of their transmission facilities, potentially funded with revenue bonds. A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the California Public Utilities Commission ("PUC") may charge retail customers, financial responsibility for purchases of power by the IOUs, and various antitrust and fraud claims against energy suppliers. In May 2001 PUC approved a $5.7 billion energy rate increase that will impact approximately nine million residential, industrial and agricultural customers. PUC further acknowledged that more rate increases may be necessary unless federal regulators find a way to control the wholesale electricity market. Then, on June 18, 2001 the Federal Energy Regulatory Commission announced that it was imposing round-the-clock price limits on electricity in eleven western states, including California, effective immediately and September 30, 2002.

         The energy situation continues to be fluid and subject to many uncertainties. Further, the PG&E Bankruptcy interjects a new party, the federal Bankruptcy Court, into the making of decisions regarding future electricity costs and the role of PG&E. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the state's and local governments' economies, and that could in turn affect state and local revenues.

         Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

         Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. Throughout the late 1980's and early 1990's California experienced a prolonged drought that strained the state's water supply system. Some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured harsh impacts. On the opposite end of the spectrum, during the winter season of 1997-1998 California endured double its normal amount of rainfall and about $550 million in flood and storm damage statewide. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

         Bond Rating. Three major credit rating agencies, Moody's Investors Service, Inc., S&P and Fitch IBCA, Inc., assign ratings to California long-term general obligation bonds. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

         As of May 14, 2001, California general obligation bonds were assigned ratings of "A+" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. These ratings reflect a downgrade by Standard & Poor's in April 2001 and a downgrade by Moody's in May 2001. Both downgrades stem largely from each ratings agency's concerns regarding the state's energy situation and its impact on the state's finances. These recent reductions on the state's credit rating, and any potential future reduction, could adversely affect the market value and marketability of all outstanding notes and bonds issued by the state, its agencies or its local governments and there can be no assurance that current ratings will be maintained in the future.

         Because the state historically budgets only a small year-end unreserved fund balance, a small change in economic conditions can leave the state with a negative fund balance.

         Other Investment Information. The investment adviser believes that it is likely that sufficient California municipal securities will be available to satisfy the investment objective, policies and limitations of the California Bond Fund, and to enable the fund to invest at least 50% of its total assets in California municipal securities at the close of each of its fiscal quarters. In meeting this investment policy the fund may invest in municipal securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of 12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the fund's total assets when added together with any taxable investments held by the fund. Moreover, although the fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the fund's investment adviser in light of the fund's investment objective and policies. To the extent that the fund's assets are concentrated in municipal securities payable from revenues on similar projects, the fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the fund's assets were not so concentrated.

         If the Trust's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the fund's total assets in California Reserves and the California Bond Fund at the close of each quarter of the fund's taxable year, the Board would re-evaluate each fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

         Florida. Florida is the fourth most populous state with an estimated 2000 population of 15,982,378. By the year 2005, population will likely exceed
16.8 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration.

         The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Today, as this country enters its ninth year of economic expansion, population growth in Florida, since 1990, has averaged 83% per year. Local growth is supported by strength in other regions of the county which become source feeder markets for population growth in Florida.

         The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2000, real property values exceeded $889 billion, a 7.91% increase over 1999. Residential property values accounted for over $544 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $150 billion in improved real property value in commercial and industrial properties in Florida.

         One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 2000, Florida's value of defense contracts remains strong at $6.4 billion in 2000.

         With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth however, per capita state debt remains well below the national average.

         The Growth Management Act of 1985 and the concurrency rules promulgated has affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means that the services and infrastructure caused by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation affects all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced more than sixteen years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level.

         Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

         Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on sugar prices, local winter fruit and vegetable prices and citrus canker which has destroyed most of the lime groves in the region. Federal government price support programs for sugar cane growers can be expected to continue. In 1998, Florida led the nation in housing starts. The demand for new single and multifamily homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

         In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County will also prompt new development there.

         Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

         Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services sectors. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is the fastest absorbing residential community in Central Florida. Strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation homeowners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were 45 million visitors to the Orlando market in 2000. The hotel market has been strong with 5,085 new hotel rooms added in 2000.


         North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due in part to anticipated long term climate change.

         The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

         In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

         General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The

State of Florida has no ad valorem taxing power. Generally, general obligation bonds payable from ad valorem taxes may be issued to finance capital projects authorized by law only if the issuance of such bonds is approved by the qualified electors.

         Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

         The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

         In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

         Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

         At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature.

         The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

         Generally, state bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors.

         Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

         Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

         Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of

Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

         The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

         Georgia. Ideally located in the southeastern section of the United States, the State of Georgia ("Georgia") has experienced solid and sustained growth over the last several decades. This growth was reflected in the latest population census, which identified Georgia as the country's tenth largest state (and the fourth fastest growing), with a total population of approximately 7.5 million people.

         Georgia's economy is well-diversified, with private sector employment almost equally spread between manufacturing, services, and wholesale and retail sales. This diversity has allowed Georgia to experience almost continuous economic growth over the last several decades. During the last decade alone, Georgia added almost 2000 jobs per week.

         This diversity has also allowed Georgia to experience unemployment rates significantly below the national average. In spite of the recent slowing of the economy in Georgia (and throughout the country), unemployment has only risen from a low of 3.0% in December 2000 to 3.5% as of May 2001.

         Another contributing factor to Georgia's economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world. For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 major interstate highways, placing Georgia manufacturers and distributors within 2 truckload days of 82% of the US industrial market. With respect to air travel, Atlanta's Hartsfield Airport is the world's busiest, with 80% of the nation's population within a 2 hour flight. Finally, with respect to water travel, Georgia has three significant ocean ports (Savannah, Brunswick and Bainbridge) which handled 12.1 million tons of cargo in 2000.

         These factors have all contributed to allow Georgia to have a significant impact on the international economy. This impact has been recognized by the 13 international banks with offices in the state as well as the 44 countries which have consular, trade, or chamber of commerce offices in Atlanta.

          The state government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the state having one of the lowest debt levels, per capita, in the United States.

         General obligation bonds are typically issued by the state pursuant to
Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the state. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

         "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . ."

         The Georgia Constitution further obligates the Georgia General Assembly to "raise by taxation and appropriate each fiscal year such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution also establishes a special trust fund (the "State of Georgia General Obligation Debt Sinking Fund") which is used for the payment of debt service requirements on all general obligation debt.

         The Georgia Constitution also establishes certain limitations upon the quantity of debt which the state can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the state may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia

Constitution prevents state departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

         As mentioned above, the state may incur "public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the state has never had to exercise this power.

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

         The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly.

         To protect the state in the event of an unexpected or uncontrolled decline in state revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections. As of June 30, 2000 the reserve had a balance of $551,277,500, which represented a 45% increase over the prior year balance.

     Net tax revenue collections for the fiscal year ending on June 30, 2000 were $13,041,656,956, which represented a 8.1% increase over fiscal year 1999 collections. Primary sources of these funds included:

                  Source                                    Amount

         Personal Income Tax                         $  6,364,427,844
         Sales and Use Tax                           $  4,806,931,893
         Corporate Income Tax                        $    667,320,938
         Motor Vehicle Fees and Fuel Taxes           $    674,192,603
         Liquor and Tobacco Taxes                    $    227,726,645
         Estate Taxes                                $    148,254,987
         Miscellaneous                               $     88,124,378


     In addition, Georgia received $683,827,000 in revenue from the Georgia Lottery Corporation in fiscal year 2000; all lottery revenues are earmarked for educational expenditures.

     As reported by the Attorney General's Office (in a April 24, 2001 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December
1975), certain claims have been asserted against the State or its departments or agencies:

     Age International, Inc. v. State of Georgia, Fulton Superior Court Civil Action Nos. E-3793 & E-25073. These two cases were suits for refund seeking approximately $153,000,000, plus additional interest, for liquor taxes allegedly paid by out-of-state distillers. Plaintiffs challenged the constitutionality of Georgia's import tax on liquor, see Ga L. 1985, p. 665 (O.C.G.A. ss.3-4-60), on Commerce Clause and related grounds. In 1998, the trial court granted the State's motions for summary judgement. On June 30, 2000, the subsequent appeal was dismissed by the Georgia Supreme Court, and Plaintiff's petition for certiorari was denied by the U.S. Supreme Court on December 4, 2000. On January 30, 2001, the Superior Court issued an Order of Remittitur rendering final judgment in favor of the State, concluding the cases in their entirety.

     Atlanta Coast Mechanical v. R.W. Allen-Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV05670; Metro Waterproofing, Inc. v. R.W. Allen-Beers, J.V. v. Board of Regents and Bovis Construction Corp., Fulton Superior Court Civil Action No.99CV09227; DACA, Inc.
v. R.W. Allen-Beers v. Board of Regents and Bovis Corp., Fulton State Court Civil Action No. 99VS0155601-J; Cleveland Construction, Inc. v. R.W. Allen Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV15357. The Children's Medical Center project in Augusta has generated approximately $15 million in delay, equitable adjustment, and design claims from 30 subcontractors and the construction manager, R.W. Allen-Beers J.V. The total project costs are $55 million, with construction management services on the project being provided by Bovis Construction as the program manager. Several subcontractors have filed lawsuits against Beers and the surety. Beers has filed corresponding third-party complaints against the Board of Regents and Bovis. Bovis, as the program manager, has been working through the contract dispute resolution process with all parties to resolve the claims. The first lawsuit is by Atlanta Coast Mechanical (HVAC) for $7 million, with a Beers claim of $5 million. The second lawsuit is by Metro Waterproofing (roofing) for $114,000. In the third lawsuit, DACA has claimed $1.1 million in damages. The fourth lawsuit by Cleveland Construction involves drywall and wall coverings. As of April 1, 2001, the State has reached settlement on the Metro Waterproofing and DACA claims, in the approximate respective settlement amounts of $22,000 and $625,000, and has successfully negotiated a settlement with two other subcontractors before suit was filed, paying approximately $1,000,000 in settlement of their claims. Settlement discussions are underway with Cleveland Construction. The State expects to reach a favorable settlement with all subcontractors. For the disputes with R.W. Allen-Beers, the State has filed fourth party complaints against the architect, Stanley Berman & Sears.

     DeKalb County et al. v. State, et al., Fulton Superior Court Civil Action No. E-67520 (filed March 13, 1998). This suit, against the State of Georgia, the Department of Revenue, the Governor (in his official capacity), and the Commissioner of the Department of Revenue (in his personal and official capacities), alleges improper collection and distribution by the State and its agencies of the Homestead Option Sales and Use Tax, a local option sales tax in effect in DeKalb County since July, 1997. DeKalb's complaint, as amended, sought an accounting, mandamus, injunctive relief, declaratory judgment, unjust enrichment, bailment, inverse condemnation, and a determination that O.C.G.A. ss.48-8-67 ( a law enacted during the pendency of the lawsuit) was unconstitutional and sought damages of approximately $30 million. DeKalb's action was dismissed by the trial court, and this dismissal was affirmed in part and reversed in part by the Supreme Court of Georgia in an order dated February 22, 1999. The Supreme Court's decision remands to the trial court the question of whether the Department of Revenue made reasonable efforts to identify county tax proceeds that have been determined by the Department as unidentifiable to any county, and, if so, to account to DeKalb County. The resolution of this case is anticipated by the beginning of April, 2001.

     DeKalb Medical Center, et al. v. Russell Toal, et al., Fulton Superior Court Civil Action No. E67324 (filed February 26, 1998). A number of Georgia Medicaid provider hospitals filed suit on grounds of breach of contract and unconstitutional takings for additional Medicaid reimbursement for state fiscal year 1997. The complaint seeks over $7 million dollars from the State of Georgia and the Department Community Health. The trial court ruled in favor of the State with respect to the unconstitutional takings claim but ruled against the State on the breach of contract claim, holding that the Department of Community Health had violated the federal statute commonly known as the "Boren Amendment." The Georgia Court of Appeals affirmed the trial court's decision. A petition for certiorari filed by the State is now pending before the Georgia Supreme Court. A decision of the Georgia Supreme Court adverse to the State could result in a loss as large as $13 million.

     Ellis-Don Construction, Inc. v. GSFIC, Fulton Superior Court Civil Action No. 2000CV18524. The UGA Biocontainment Research Center in Athens (now called the Animal Health Research Center) has generated a $8.2 million delay, equitable adjustment, and design claim from the contractor, Ellis-Don. The State has negotiated a withdrawal by Ellis-Don as the general contractor, with all parties reserving their respective rights. The Georgia State Financing and Investment Commission ("GSFIC") will obtain replacement contractors to complete the building and correct the deficiencies and is hiring a building commissioning agent and a litigation resident engineer inspector to monitor the compliance work. GSFIC and the Board of Regents of the University System of Georgia have significant counterclaims against Ellis-

Don. The parties are now completing the discovery phase and are looking toward a court-approved mediation. The State has filed a third party complaint against the architect, Rosser International, who has filed a fourth party complaint against the engineer, Newcomb and Boyd.

     General Motors Acceptance Corp. v. Jackson, Fulton Superior Court Civil Action No. 1999CV06252 ("GMAC") (complaint filed March 16, 1999); Bank of America, N.A., as successor by merger to NationsBank, N.A. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10366 (complaint filed on June 21, 1999); Chrysler Financial Co. LLC v. Jackson, Fulton Superior Court Civil Action No. 1999CV10369 (complaint filed on June 21, 1999); SunTrust Bank, Atlanta, et al.
v. Jackson, Fulton Superior Court Civil Action No. 1999CV10385 (complaint filed on June 22, 1999); First Union Nat'l Bank v. Jackson, Fulton Superior Court Civil Action No. 1999CV12508 (complaint filed on August 12, 1999). These suits by financial institutions seek refunds of sales taxes, based upon alleged bad debts on installment sales contracts purchased from Georgia motor vehicle dealers, in the approximate respective amounts of $300,000; $2,500,000; $2,000,000; $1,400,000; and $459,000. The total amount of these and all similar, pending administrative claims for refund (for the years 1991-2000) is approximately $46,000,000. The four cases filed after GMAC have been temporarily stayed pending the outcome of GMAC. On cross-motions for summary judgment in GMAC, the Superior Court ruled in favor of the Defendant State Revenue Commissioner. On appeal, the Georgia Court of Appeals affirmed. GMAC's petition for certiorari is pending in the Georgia Supreme Court. The State has defended against the asserted claims and liability at each stage of the litigation, on both a factual and a legal basis, and will continue to do so. If the trial court's decision were to be reversed and judgment ultimately to be entered against the State, the estimated maximum potential loss to the State with regards to all of the pending claims for refund presently appears to be the principal amount of those claims, i.e. approximately $46,000,000, less possible deletions after audit or based upon secondary defenses, plus claimed interest (potentially at the rate of 1% per month).

         James Andrew Coleman v. United States of America, et al., Federal District Court for the District of Columbia Case No. 1:98cv02559. This Civil Action was filed against the United States, the "Executive Branch federal defendant," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South Carolina. As of October 14, 1999, the State of Georgia has not been legally served. The suit alleges that the United States government's failure to enforce the purported terms of surrender ending the Civil War have resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and 40 billion in punitive damages against each named defendant. If the State of Georgia ever becomes a proper party to the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.

         The above-referenced information is based on available public documents and oral representations made by and information received from officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases.

         Kansas. Kansas is a large but sparsely populated state in the central plains region of the United States. Kansas' approximately 2.6 million people are increasingly concentrated in several urban centers that are located in the northeast and south central regions of the state. Kansas' economy is primarily based on manufacturing, wholesale and retail trade, finance, construction and agriculture. Kansas is a major producer of livestock and grain. Stability in durable goods manufacturing, and in the service, construction and trade industries, has sustained steady economic growth in Kansas for the past several years. Slower growth in nonfarm jobs and personal income is forecast for Kansas through the year 2001.

         The University of Kansas, Policy Research Institute summarized its forecast for the Kansas economy through the year 2001 in "The Kansas Economy" in the Kansas Economic Outlook, Vol. 5, No. 1 (www.ku.edu/pri/ksdata/keo/keo.htm) as follows (references to tables of data have been deleted):

         The Kansas Economy/1/

         The Kansas economy began showing signs of slower growth in 1999, following a strong performance during the 1996 through 1998 period. Although job growth fell significantly in 1999, growth in the number of Kansans employed continued to be strong, suggesting that fewer Kansans were resorting to multiple part-time jobs than in earlier years. Some highlights of the 2001 forecast . . . are:

     . The unemployment rate will increase from 3.4 percent in 2000 to 3.7 percent in 2001, as employment growth fails to match the growth of the labor force for the second straight year.

     . Job growth (nonfarm wage and salary employment) will continue to be less than 2 percent in 2001, exceeding 1999's anomalous 1.1 percent increase, but failing to return to the greater than 3 percent rates of 1997 and 1998.

     . Personal income will grow 4.8 percent in 2001 compared to 5.4 percent in 2000, partly driven by slower wage and salary growth.

     Some prominent features of the quarterly sectoral job forecasts that . . . are:

     . There were modest job increases in the mining sector in 2000, induced by higher world energy prices. Similar modest job increases are expected for 2001. The strong job growth in the construction industry during 2000 will soften somewhat; in spite of lower interest rates, slower economic growth will reduce demand for new construction.

     . Jobs in durable goods manufacturing have leveled off since the beginning of 1999, and even showed moderate declines during the last quarter of 1999 and the first quarter of 2000. The level of jobs in durable goods manufacturing is expected to remain nearly steady throughout 2001. The number of jobs in nondurable goods manufacturing has also leveled out, with only small increases expected during 2001.

     . The strong job growth in the transportation and utilities sector during 1999 moderated during 2000 and is expected to be even more modest in 2001, although still slightly above the state's overall rate of job growth for the year.

     . The retail trade sector, which added jobs at a faster rate in 2000 than in 1999, will continue to grow at a moderate rate in 2001, exhibiting its strongest performance during the last half of the year. The wholesale trade sector will experience nearly flat job performance, following modest job additions in 2000.

     . The finance, insurance, and real estate sector will continue to grow at the moderate pace that it has displayed during the last two years.

     . Job growth in the services sector should pick up slightly in 2001, following two years of below average growth. Employment growth in the sector will still be below the rates experienced during the first two thirds of the 1990s.

     . State and local government job growth will continue in the 11/2to 2 percent range in 2001; federal government employment will decline due to the lost of Census employees.

     . . . [J]obs in durable goods manufacturing declined about one percent a year in 1999 and 2000, following robust average growth of 6 percent a year in 1997 and 1998. . . . [T]he
----------
/1/ The Kansas Economic Outlook is published quarterly by the Policy Research Institute. The Outlook presents historical data and a forecast for the state of Kansas generated by the Kansas Econometric Model (KEM). The Kansas Econometric Model is an ongoing project of the Policy Research Institute at The University of Kansas. For reference to the tables of data that have been deleted from the discussion set forth above, please see the full text of The "Kansas Economic Outlook" at www.ku.edu/pri/ksdata/keo/keo.htm.

     main reason for both the earlier robust growth and the more recent malaise is the 1997-1998 buildup in employment in the transportation equipment sector, and then its subsequent leveling off. The performance of the machinery, including electrical machinery, sector also contributed to the overall behavior of the durable goods manufacturing sector during the period.

     Jobs in non-durable goods manufacturing grew modestly in 1998 and 1999, but leveled off in 2000 and are expected to remain essentially flat in 2001. Continued weakness in the printing and publishing sector, along with modest growth in food and kindred products, are the main explanations.

     The transportation and utilities sector, which includes communications..., added jobs at a somewhat faster rate than the state as a whole during 1999 and 2000, and is expected to slightly outperform the state again in 2001. Both trucking and warehousing, and communications (which is included in the "other" category), are expected to be leading forces in the sector in 2001.

     . . . [J]ob growth in the retail trade sector will continue near the moderate pace that it set in 2000. Stores selling general merchandise will add jobs faster than other areas of retail trade, as they have done for the last 4 years.

     Jobs in finance, insurance and real estate . . . will grow 1.0 percent in 2001, following 1.3 percent growth in 2000. Banking should see small employment increases in 2001, while insurance employment should decline slightly, as it did in 1999 and 2000.

     In 1999 and 2000, the average rate of job growth in the services sector was only about half of what it was in 1997 and 1998 . . Although the forecast shows a modest increase in the growth rate for 2001, it will still be well below the increases seen during 1997-1998.

     . . . Although nominal personal income is expected to grow more slowly in 2001 than in 2000, it will still increase nearly 5 percent. Adjusted for inflation, real personal income will also grow more slowly in 2001 that in 2000, averaging 2.0 percent compared to 2.9 percent in the earlier year.

     Maryland. The Adviser believes that the information summarized below
     --------
describes some of the more significant matters relating to the Nations Maryland Intermediate Municipal Bond Fund and Nations Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from state agencies. Estimates and projections presented herein are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove to be accurate.

     Overview

     Services, wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and related products, instruments and similar products, industrial machinery, electronic equipment and chemical and allied products) are the primary fields of employment in Maryland. Total employment in Maryland increased by 9.5% between 1991 and 2000. The State's unemployment rate was 3.9% in 2000, compared to a national rate of 4% for the same period.

     Personal income in Maryland has grown at an average annual rate of 5% since 1990, slightly slower than the nationwide 5.5% over the same period. Per capita income in 2000 was $33,872 in Maryland, compared to the national average of $29,676. For each of the past 10 years, per capita personal income in Maryland has ranked as the fifth highest in the United States.

     In 2000 the State posted taxable retail sales of $62 billion, which was an increase of over $24 billion, or 63.5%, from 1990. Sales accelerated strongly in 1999 and 2000, apparently as a result of high levels of consumer confidence generated by the lengthy success of the U.S. stock markets. It is impossible to predict the levels of taxable retail sales going forward.

         Budget

         The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2000 with a $936.2 million general fund balance on a budgetary basis, of which $784.5 million was designated to fund fiscal-year 2001 operations. The State estimates that the general fund balance on a budgetary basis will be approximately $385 million at June 30, 2001 and approximately $37.7 million at June 30, 2002.

         On April 4, 2000 the General Assembly, which is the legislative branch of the State government, approved the budget for fiscal year 2001. The budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State's seven retirement systems; (iii) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (iv) $596.3 million for capital projects (other than transportation projects), including $172 million for public school construction; (v) $3.1 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $73.3 million for fiscal 2000, including $25.3 million to the State Reserve Fund.

         On April 3, 2001, the General Assembly approved the budget for fiscal year 2002. The 2002 budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State's seven retirement systems; (iii) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (iv) $643.9 million for capital projects (other than transportation projections) including $134 million for public school construction; (v) $3.3 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $124.9 million for fiscal 2001, including $57.2 million for medical and foster care programs, $30.2 million to the State Reserve Fund and $10.3 million in aid to local governments.

         In 1999 the General Assembly created the Cigarette Restitution Fund, which will administer all funds received by the State in connection with the tobacco settlement. At least 50% of such appropriations must be used for various public health and planning initiatives related to tobacco. The remaining 50% can be appropriated for any public purpose. The fiscal year 2001 budget provides special fund appropriations authorized from the Cigarette Restitution Fund, including $52.9 million for education and $124.6 million for Medicaid managed care.

         Authorization of Indebtedness

         Neither the Constitution nor general laws of Maryland impose any general limit on the amount of debt the State can incur. However, Maryland's Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. The General Assembly authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. Maryland had $4.6 billion of State tax-supported debt outstanding, and $961.1 million of authorized but unissued debt, at March 31, 2001.

         The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

     . The State issues general obligation bonds for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural or educational institutions. The State's real property tax is pledged exclusively to the repayment of these bonds.

          At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due.

     . The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Holders of these bonds are not entitled to look to any other sources of payment.

     . The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums and conference centers payable primarily from lease rentals, and sports lottery and other revenues.

     . Certain other State units, such as Maryland's university systems, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the state will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of such borrowers.

     . The State and certain of its agencies also enter into a variety of conditional purchase, sale-leaseback and similar transactions to finance the acquisition of facilities and equipment. These lease agreements specify that payments are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State can not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works, which is responsible for supervising most expenditures of State funds and is made up of the Governor, Comptroller and Treasurer of Maryland.

         Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         The State can also look to its Reserve Fund to provide financial support in periods of economic downturn or for other contingencies. The State Reserve Fund held $697.8 million at June 30, 2000; however, there can be no assurance that this amount will be sufficient to maintain current spending levels during periods of economic difficulty.

         For tax purposes, real property in Maryland is valued at market value but the assessment is made only as to a percentage of that value. This had been set at 40%, but revenue-neutral legislation enacted in 2000 requires that from 2002 real property must be taxed on its full cash value, with tax rates reduced by 60%. In addition, the General Assembly has restructured the taxation of the electric and natural-gas industries in Maryland in connection with the deregulation of these industries. Although these measures were designed to prevent broad changes in the effective tax yield, there can be no assurance that such matters will not adversely affect Maryland's financial planning.

         Local Governments

         Maryland can be divided into 24 subdivisions, comprised of its 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although Baltimore City and each the counties rated by Standard & Poor's has been rated "A" or above, some of the counties had to obtain additional insurance to achieve this rating on their debt.

         Many of Maryland's counties have established subsidiary agencies with bond issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system for these counties, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

         Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Nations Maryland Intermediate Municipal Bond Fund or Nations Maryland Municipal Bond Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by industrial development authorities, housing authorities, and other issuers who lack a taxing power to repay these obligations. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could substantially impede repayment. In addition, these funds may include obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities; any such obligations will bear their own particular risks in addition to any general risks described herein.

         A slowdown in the service sector could have an adverse effect on the Maryland economy because such a large proportion of employment within the State is attributable to that sector. Another primary source of employment in Maryland is the government; the percentage of Maryland residents employed by the federal government is more than twice the national average. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and other private borrowers.

         New York. The following information relates specifically to New York
         --------
Tax-Exempt Reserves. The information about New York State and its municipalities, including, in particular, New York City, constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal bonds may be subject. This information is derived from official statements utilized in connection with the issuance of municipal bonds by New York State, New York City and other municipalities as well as from other publicly available documents. Such information has not been independently verified by us and we assume no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York or New York City that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligations bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the budget office of the State of New York. In addition, unless otherwise noted, the financial plans and other forecast information below were prepared prior to the September 11, 2001 attack on the World Trade Center, and to our knowledge, have not been publicly revised to reflect changes that may occur as a result of those events.

         World Trade Center Attack

         On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center in lower Manhattan in New York City, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in New York City's financial district was interrupted. Recovery efforts are expected to continue in New York City's financial district in lower Manhattan for the foreseeable future.

         Continuing recovery, clean up and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that appropriated $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. In addition, the New York State legislature increased the financing capacity of the Finance Authority by $2.5 billion to fund New York City's costs related to or arising from the September 11th attack, and has authorized the Finance Authority to issue debt without limit as to principal amount that is payable solely from state or federal aid received on account of the disaster.

         The amount of New York City costs resulting from the September 11th attack is expected to substantially exceed the amount of federal aid and state resources that, to date, have been identified by the federal and State governments as available for these purposes. New York City has preliminarily estimated that initial expenditures related to the September 11th attack are $11.413 billion for the police, fire and sanitation departments and other agencies; anti-terrorist preparedness; emergency construction contracts for demolition, debris removal, stabilization and remediation of the World Trade Center site; business retention and rebuilding; and reconstruction initiatives and other New York City costs. New York State and New York City are seeking $54 billion of federal resources to compensate New York City and New York State for expenditures related to the September 11th attack, to provide essential services and to stimulate the State's economy. The New York State and New York City request includes $34 billion for rebuilding infrastructure, disaster recovery and debris removal and related activities at the World Trade Center site and additional amounts to provide essential services and to stimulate the State economy, including grants and tax incentives to build in lower Manhattan and retain employees in the State, federal aid for costs of health coverage, unemployment insurance and workers' compensation and funding for various state transportation projects.

         Prior to the events of September 11th, the national and local economics had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have substantial impact on New York City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for New York City and could negatively affect real property values. The events of September 11th increased the risk of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11th events on New York City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities and the amount of additional resources from federal, state, city and other sources that will be required.

         The New York State Economy

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the State's economy. However, the terrorist attack on the World Trade Center on September 11, 2001 is likely to have an adverse effect on travel and tourism. As in most states, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the State's total economy, the greater impact that a downturn in such sector is likely to have on the State's economy.

         The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. In recent years, many industries in the services sector, especially high-technology firms, have been prospering.

Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. The terrorist attack on the World Trade Center on September 11, 2001 is likely to have an adverse effect on the banking and financial industry in New York.

         Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total state output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         New York State Budgetary Outlook

         New York State has not yet enacted a budget for the 2001-02 fiscal year, which began on April 1, 2001, but did enact appropriations for State-supported, contingent contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State has also passed legislation that extends certain revenue-raising authority and makes interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State enacted similar interim appropriations to permit the State to continue operations until final action on the Executive Budget.

         On August 3, 2001, the New York State Legislature passed what is characterized as a "baseline" budget for the 2001-02 fiscal year. This "baseline" budget omitted all reappropriations recommended in the Executive Budget, and did not approve new funding proposals. The Governor has asserted that the New York State Legislature took certain actions in enacting this "baseline" budget that violate the State Constitution and State Finance Law and has filed suit over the New York State Legislature's actions. On September 13, 2001, the New York State Legislature enacted all reappropriations the Governor proposed in the Executive Budget, as well reappropriations for certain legislative initiatives.

         The State ended its 2000-01 fiscal year in balance on a cash basis, with a reported closing balance in the General Fund of $1.1 billion. On September 21, 2001, the State Division of the Budget ("DOB") prepared its Financial Plan for the 2001-02 fiscal year. The September Plan reflected the enactment of a "baseline" budget for the 2001-02 fiscal year on August 3, 2001, which did not approve new funding proposals in the Governor's Executive Budget, and legislative action on September 13, 2001 with respect to certain reappropriations. The September Plan for the 2001-02 fiscal year projects General Fund disbursements of $41.99 billion, with a closing balance in the General Fund of $2.71 billion, including a projected reserve of $1.48 billion for economic uncertainties. DOB has previously projected budget gaps of $2.5 billion in 2002-03 and $2.9 billion in 2003-04, and preliminary analysis by DOB indicates that the potential gaps for such years produced by the legislative actions on the 2001-02 budget are comparable to these estimates.

         The Financial Plan for fiscal year 2001-02 and the projected gaps for subsequent years do not yet contain any revisions related to the September 11th attack. However, DOB has stated that it expects that the attack will depress, at least temporarily, the normal growth in State tax receipts and will increase the State's operating costs. A preliminary assessment by DOB suggests that the loss of receipts will be in the range of $1 billion to $3 billion in fiscal year 2001-02 (which ends March 31, 2002) and in the range of $2 billion to $6 billion in fiscal year 2002-03 as a result of disruptions to tax payment processes and business activity in a number of economic sectors, including finance, insurance, real estate and tourism. For purposes of preparing its update, DOB has assumed a projected revenue loss in the 2001-2002 fiscal year at $1.63 billion, which is offset in part by legislative actions in October that provided $114 million in additional revenues and $20 million in expenditure savings. On October 16, 2001, the Governor announced a plan to reduce projected State spending by at least $3 billion in the next eighteen months by imposing a strict hiring freeze, offering incentives for early retirement, refinancing certain State debt obligations, and cutting non-essential State expenditures. However, the Financial Plan described below does not yet reflect any savings anticipated in the current year from these actions. Accordingly, the DOB assumes that the State will draw upon $1.50 billion of existing General Fund reserves to cover the projected current-year shortfall in revenues. As such reserves are used, the General Fund closing balance will decrease and such reserves will be unavailable to guard against financial plan risks in future fiscal years.

         The lower revenue projections are based on a revised economic forecast that projects (a) dramatic losses in income earned by financial sector employees, (b) the relocation and loss of over 100,000 high-paying jobs out of New York, (c) significant advertising losses for media companies based in New York City, (d) a prolonged loss of up to half of tourist dollars spent in New York City, and (e) a national economy in recession. Prior to the September 11th attack, DOB projected total General Fund tax receipts of almost $39 billion in fiscal year 2001-02. If receipts were to fall by $3 billion in fiscal year 2001-02 and $6 billion in fiscal year 2002-03 as a consequence of the September 11th attack (the upper limit of the current estimate), it would represent a decline in tax revenues of 7.4 percent and 15 percent, respectively, compared the pre-September 11th forecast.

         New York State and City are requesting federal aid to help respond to the September 11th attack, including: $12 billion in aid to compensate for the projected loss of City and State tax revenues that is expected to result from the attacks; $34 billion (less insurance) in direct assistance for disaster recovery, debris removal, infrastructure rebuilding, and related activities at the World Trade Center site; and $8 billion to stimulate the State economy and provide essential services in the wake of the attack. Assistance in the latter category would include grants and tax incentives to build in lower Manhattan and retain employees in the State; federal aid for costs of health coverage, unemployment insurance, and workers' compensation; and funding for various State transportation projects. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses affected by the disaster and to stimulate economic activity.

         On October 24, 2001, New York State enacted legislation that is intended to bolster the State's economy, create jobs, maintain essential services, and help begin to meet the fiscal challenges resulting from the terrorist attacks. The main components of the legislation include the following (the impact of which is reflected in the Mid-Year Plan described below): (i) $100 million in new funding in fiscal year 2001-02 for not-for-profit organizations that provide critical human services or emergency relief services;
(ii) $118 million in fiscal year 2001-02 for additional support for certain educational programs, such as grants to school districts, Teacher Support Aid, Teacher Centers and Small Cities Aid that was funded by redirecting savings from other programs, including changes in the building aid program; (iii) $68 million in fiscal year 2001-02 for an economic stimulus program, to provide grants and loans to businesses to support job creation, and establish eight new Empire Zones; (iv) $188 million in savings in fiscal year 2001-02 from the use of existing Temporary Assistance to Needy Families (TANF) resources to provide funding for welfare and child welfare costs that otherwise would be financed from the General Fund; (v) $114 million in additional tax receipts in fiscal year 2001-02 as a result of legislation to eliminate the negative impact on State tax receipts resulting from the decision in Tennessee Gas Pipeline v. New York State Department of Taxation and Finance; and (vi) extended the Quick Draw Lottery game, the Lofts Law, and the Child Health Plus program until March 31, 2002.

         In addition, the October legislation included new gaming measures to help stimulate the economy and reduce the fiscal impact on the State and local governments of the national economic decline. These new measures are expected to generate revenues starting no sooner than fiscal year 2002-2003 and include authorization to build up to six new casinos on Native American lands, to install video lottery terminals at several New York racetracks, to allow New York to participate in a multi-State lottery game, and to issue bonds under a new, lower-cost, revenue bond financing structure. No revenue from these new measures is expected within the current fiscal year.

         New York State plans to take the actions necessary to maintain budget balance during the 2001-02 fiscal year. The State Constitution requires the Governor to submit a balanced budget and cash-basis Financial Plan for 2002-03 with the Executive Budget. DOB advises that New York State does not believe the terrorist attacks or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

         On November 8, 2001, New York State issued an update to the 2001-02 Financial Plan (the "Mid-Year Plan"). In the Mid-Year Plan, the State continues to project that the Financial Plan for 2001-02 will remain in balance for the duration of the fiscal year after the use of $1.50 billion in existing General Fund reserves.

         The Mid-Year Plan projects General Fund receipts and transfers from other funds will total $42.09 billion in 2001-02. The net decrease of $1.52 billion from the Financial Plan issued in September (the "September Plan") is comprised of a $1.63 billion downward revision in estimated receipts primarily related to the September 11th attack, offset in part by $114 million in additional revenues from legislative action in October related to the gas import tax.

         Personal income tax ("PIT") receipts are now projected to total $27.10 billion in 2001-02, a decline of $1.09 billion from the September Plan. The revised PIT projection reflects the anticipated adverse economic impact of the September 11th attack, including significant reductions in wages, employment, financial sector bonuses, and capital gains income. DOB is forecasting a significant decline in both withholding taxes (down $941 million) and estimated payments (down $120 million) compared to the September Plan estimate. DOB projects financial sector bonuses to decline by 50 percent, and taxable capital gains realizations by 35 percent, from calendar year 2000. The current forecast projects actual year-over-year decreases in New York State adjusted gross income and personal income tax liability for both the 2001 and 2002 years.

         The September 11th attack is also expected to reduce user tax and fee collections in 2001-02. The Mid-Year Plan projects these tax receipts to total $7.04 billion in the current year, a decline of $52 million from the September Plan. Projected sales tax collections have been lowered by $56 million, reflecting the decline in consumer confidence, lower tourism spending, and the anticipated decline in personal income and employment. Modest upward revisions in cigarette and alcoholic beverage taxes partially offset the projected decline in the sales tax.

         DOB has also lowered its projection for business tax collections by $329 million from the September Plan projection of $3.98 billion due to several factors, including the adverse impact of the September 11th attack on financial services firms, declining corporate profits, and banking losses. Compared to the September Plan, the Mid-Year Plan forecasts declines in collections for significant components of the business taxes, including the corporation franchise tax ($215 million), bank franchise taxes ($89 million), and corporation and utilities taxes ($50 million). Receipts in the latter category include an upward adjustment of $114 million to reflect the impact of recent legislation that corrected constitutional flaws related to the gas import tax.

         General Fund disbursements and transfers to other funds are now projected to total $41.97 billion in 2001-02, a decrease of $20 million from the September Plan. The decrease reflects General Fund savings of $188 million from the use of TANF resources for welfare and child welfare costs, offset in part by funding for not-for-profit organizations ($100 million) and a new economic stimulus program ($68 million). The $100 million will be transferred from the General Fund to the Miscellaneous Special Revenue Fund and be disbursed to various not-for-profit groups that provide critical human services or emergency relief services. The economic stimulus package includes funding for economic development programs, such as grants and loans to businesses to support job creation, high-tech/biotech initiatives, and tourism promotion through the "I Love New York" marketing campaign.

         The General Fund ended the first six months of fiscal year 2001-02 with a cash balance of $5.55 billion, $489 million below the estimate in the September Plan (as adjusted for fund reclassifications). General Fund receipts and transfers from other funds totaled $23.56 billion through September 2001. Receipts and transfers were $502 million below the cashflow projections in the September Plan, due in part to the economic impact of the September 11th attack and an extension of the filing deadline for making estimated tax payments from September 15 to December 15.

         General Fund disbursements and transfers to other funds totaled $19.11 billion through September 2001, a decrease of $13 million from the September Plan. The variance is attributable to the timing of payments and is not expected to alter year-end results.

         The Mid-Year Plan projects a closing balance of $1.22 billion in the General Fund for 2001-02, a decline of $1.50 billion from the September Plan estimate. The lower projected closing balance anticipates the use of the $1.48 billion reserve for economic uncertainties and $19 million in undesignated reserves to cover projected revenue shortfalls in fiscal year 2001-02 related to the September 11th attack. The closing balance after the use of these reserves is comprised of $627 million in the Tax Stabilization Reserve Fund, $281 million in undesignated reserves, $151 million in the Contingency Reserve Fund, $142 million in the Community Projects Fund, and $14 million in the Universal Pre-K Fund. With the exception of the undesignated reserves, certain statutory restrictions govern the use of these funds.

         Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and state economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and state economies. The projections also assume no further changes in federal tax law, which could substantially alter the current receipts forecast.

         Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. Many uncertainties exist in any forecast of the national and state economies. Given the recent volatility in financial markets, such uncertainties are more pronounced at this time. For example, a sustained downturn in the financial markets is possible. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

         Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could easily fall below (or rise above) expectations.

         An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

         New York City

         New York City, with a population of approximately 8 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.

         The fiscal health of New York State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to New York City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of New York City and certain entities issuing debt for the benefit of New York City to market their securities successfully in the public credit markets. New York City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. New York City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

         In response to New York City's fiscal crisis in 1975, New York State took action to assist New York City in returning to fiscal stability. Among those actions, the state established the Municipal Assistance Corporation for the City of New York to provide financing assistance to New York City; the New York State Financial Control Board (the "Control Board") to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the city was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. New York State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         To successfully implement its financial plan, the New York City and certain entities issuing debt for the benefit of New York City must market their securities successfully. This debt is issued to finance the rehabilitation of New York City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In New York City's fiscal years 1997-98, 1998-99 and 1999-2000, the state constitutional debt limit would have prevented New York City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase New York City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, New York City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, New York City, in order to continue its capital program, will need additional financing capacity beginning in New York City's fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the state constitutional debt limit for New York City's fiscal year 2001-02 and thereafter. See also "World Trade Center Attack," above.

         Preliminary 2002 Financial Plan Update

         New York City is preparing a modification to its Financial Plan to be available in November that will amend its Financial Plan to accommodate revisions to forecast revenues and expenditures for fiscal years 2002 through 2005. Such revisions will include expected fiscal year 2002 tax revenue shortfalls as a result of the September 11th attack, and will specify gap-closing initiatives for fiscal year 2002 to the extent required to offset decreases in projected revenues or increases in projected expenditures. Based on preliminary estimates, which are subject to revision as additional information becomes available, New York City's Office of Management and Budget ("OMB") has prepared a preliminary update to the Financial Plan for fiscal year 2002 to reflect developments since the publication of the Financial Plan on June 13, 2001 (the "Preliminary 2002 Update"). The Preliminary 2002 Update projects a possible budget gap of $1.625 billion in fiscal year 2002, which reflects (i) preliminary projected tax revenue shortfalls as a result of the September 11th attack totaling $1 billion;
(ii) the loss of $145 million of assumed State and federal actions that have not been implemented; (iii) the additional cost of wage increases for the uniformed force coalition above the civilian pattern; (iv) the risk that the proposed sale of New York City Off-Track Betting Corporation ("OTB") for $250 million will not be completed in fiscal year 2002; and (v) the risk that New York City will not receive $114 million of State payments to a stock transfer incentive fund for fiscal year 2002, which was not included in New York State's budget. The assumed tax revenue shortfalls for the 2002 fiscal year after September 11th reflect steeper declines in national gross domestic product and corporate profits, additional declines in capital gains realizations, local job losses exceeding 100,000 and a disruption in tourism and related spending.

         The Preliminary 2002 Update also sets forth gap-closing actions totaling $1.625 billion for fiscal year 2002, which includes the action by New York City's Mayor to set aside $1 billion from New York City's expense budget as a reserve, which will not be available for agency spending. New York City's Mayor has directed City agencies to identify agency actions to reduce expenditures by the $1 billion in the spending reserve, which will include personnel reductions through attrition and may include additional reductions through a targeted severance program. The gap-closing actions also include (i) State approval of $228 million of State payments to a stock transfer incentive fund for fiscal years 2001 and 2002; (ii) State legislative approval, and the successful completion, of the sale of OTB; and (iii) debt service savings of $147 million. New York City is seeking additional federal and state resources of up to approximately $1 billion annually, starting in fiscal year 2002, which could reduce projected agency expenditure reductions. The additional resources include an increase in the federal share of Medicaid funding; federal welfare spending mandate relief; other funding for public health, safety and child care; restoration of state payments to the stock transfer incentive fund; tort reform; and state mandate relief and other funding. The timing of actual receipt of revenues and incurrence of expenditures for fiscal year 2002, including the timing of any tax revenue shortfalls and the gap-closing actions in the Preliminary 2002 Update, could require New York City to take actions within the 2002 fiscal year to meet its cash flow requirements, depending on the extent to which decreases and delays in the receipt of revenues as a result of the September 11th attack occur more rapidly than the implementation of the gap-closing actions in the Preliminary 2002 Update.

         Unless otherwise noted, New York City's Financial Plan and other forecasts discussed below were prepared prior to the September 11th attack and have not been revised to reflect changes that may occur as a result of this event. New York City expects to revise its current spending and revenue estimates in future modifications to the Financial Plan in November 2001 and January or February 2002.

         New York City's 2001 - 2005 Financial Plan

         For the 2000 fiscal year, New York City had an operating surplus of $3.187 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 2000 fiscal year is the twentieth consecutive year that New York City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

         On June 13, 2001, New York City released its Financial Plan for the 2001 through 2005 fiscal years, which relates to New York City and certain entities that receive funds from New York City and which reflects changes as a result of New York City's expense and capital budgets for fiscal year 2002, which were adopted on June 8, 2001. The New York City Financial Plan is a modification to the financial plan submitted to the Control Board on June 15, 2000 (the "June 2000 Financial Plan"), which was subsequently modified in November 2000, January 2001, and May 2001. The New York City Financial Plan projects revenues and expenditures for the 2001 and 2002 fiscal years balanced in accordance with GAAP, and projects gaps of $2.8 billion, $2.6 billion and $2.2 billion for fiscal years 2003 through 2005, respectively.

         Changes since the June 2000 Financial Plan include: (i) an increase in projected tax revenues of $1.4 billion, $756 million, $907 million, $1.1 billion and $2.3 billion in fiscal years 2001 through 2005, respectively, reflecting primarily increases in projected personal income, business and sales tax revenues; (ii) an increase in projected revenues of $331 million in fiscal year 2001 due to reductions in proposed tax cuts; (iii) a delay in the assumed collection of $350 million and $35 million of projected rent payments for New York City's airports from fiscal years 2002 and 2003, respectively, to fiscal years 2004 and 2005; (iv) increased pension costs totaling $79 million, $287 million, $463 million, $630 million and $825 million in fiscal years 2001 through 2005, respectively, resulting primarily from a cost of living adjustment in pension payments and a reserve, commencing in fiscal year 2002, to cover the costs of the pension funds earning a 0% return by June 30, 2001 as a result of the decline in market returns during fiscal year 2001; (v) an increase in labor costs totaling $398 million, $520 million, $759 million, $817 million and $917 million in fiscal years 2001 through 2005, respectively, to reflect the cost of assumed wage increases in fiscal years 2001 and 2002 for all New York City employees equal to the tentative settlement with District Council 37 of the American Federation of State, Municipal and County Employees and the elimination of previously planned savings, partially offset by recently negotiated fringe benefit cost savings; and (vi) other net spending increases of $24 million, $333 million, $72 million, $284 million and $794 million in fiscal years 2001 through 2005, respectively, including increased spending for Medicaid, police, energy, debt service, campaign finance funding and other agency spending.

         The New York City Financial Plan also sets forth gap-closing actions to eliminate a previously projected gap for the 2002 fiscal year and to reduce projected gaps for fiscal years 2003 through 2005. The gap-closing actions for the 2002 through 2005 fiscal years include: (i) additional agency savings and revenue actions totaling $529 million, $637 million, $242 million, $220 million and $217 million for fiscal years 2001 through 2005, respectively; (ii) reimbursement from the State and the proceeds of bonds issued by TSASC for landfill closure costs in fiscal year 2002 totaling $225 million; (iii) additional federal and state actions of $150 million in each of fiscal years 2002 through 2005; and (iv) the proposed sale of OTB in fiscal year 2002 for $250 million. The New York City Financial Plan includes a proposed discretionary transfer in the 2001 fiscal year of $2.9 billion to pay debt service and other payments due in fiscal year 2002 and a proposed discretionary transfer in fiscal year 2002 of $345 million to pay debt service due in fiscal year 2003. In addition, the New York City Financial Plan reflects proposed tax reductions which total $498 million, $630 million, $669 million and $698 million in fiscal years 2002 through 2005, respectively. These tax reductions include a proposed additional 25% reduction in the personal income tax 14% surcharge; an increase in the taxable threshold for the commercial rent tax; an extension of current tax reductions for owners of cooperative and condominium apartments; and an extension of the Lower Manhattan Revitalization program. All of these items except for the commercial rent tax reduction and the reduction in the personal income tax surcharge require approval by the New York State Legislature. In addition, the New York City Financial Plan includes a Tax Reduction Program that totals $100 million in fiscal year 2002 and $200 million in each of fiscal years 2003 through 2005. This Tax Reduction Program includes a proposed earned income tax credit; repeal of the $2 hotel tax; elimination of the sales tax on clothing and footwear; an exemption from the mortgage recording tax for first time home buyers; property tax relief for owners of condominiums and cooperatives; and a real property tax abatement for construction of "environmentally friendly" structures. All of these items require approval by the New York State Legislature.

     The New York City Financial Plan assumes: (i) collection of projected rent payments for New York City's airports, totaling $170 million, $315 million and $280 million in the 2003 through 2005 fiscal years, respectively, which depends on the successful completion of negotiations with The Port Authority of New York and New Jersey or the enforcement of New York City's rights under the existing leases through pending legal actions; (ii) state and federal approval of the state and federal gap-closing actions proposed by New York City in the New York City Financial Plan; (iii) the annual receipt of $114 million of state payments to a stock transfer incentive fund and approximately $200 million in categorical state education aid reflected in the New York City Financial Plan as revenue to New York City, neither of which was included in the Governor's Executive Budget; and (iv) the successful completion of the sale of OTB, which will require New York State legislative approval. The New York City Financial Plan contains a labor reserve for wage increases for all New York City employees equal to the tentative settlement with District Council 37. The New York City Financial Plan does not make any provision for wage increases other than the labor reserve for pay increases discussed above or for increased pension expenditures due to investment losses in fiscal year 2001.

         Other New York Risk Factors

         When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

         The combined state and local taxes of residents of the State of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of New York State and its localities to raise additional revenue. In addition, combined state and local debt per capita in New York State is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

         The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on New York State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter. The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and totaled $211.2 million in 2001-02. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal bonds.

         Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities.

         North Carolina. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th. The North Carolina General Assembly attempts to adopt a budget for the following fiscal year by the end of the previous one and has successfully done so in 1999 and 2000.

         The State of North Carolina is the eleventh most populous state according to the 2000 Census. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in May 2001 was 5.2%. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. The State leads the nation in the production of textiles, tobacco products and furniture. It is among the largest producers of pharmaceuticals, electronic and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there. The Research Triangle (Raleigh/Durham/Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries.

         The total General Fund appropriations for the 2000-2001 fiscal year is $14.050 billion. The ending fund balance for the State's General Fund at June 30, 1999 was $1.430 billion. The budget adopted by the North Carolina General Assembly for the fiscal year ending June 30, 2001 projects an ending General Fund balance of approximately $200.5 million. In November 2000, the State's voters approved the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina's sixteen campuses and the State's community colleges ($2.5 billion for the universities and $600 million for the community colleges). If approved and issued, these bonds would more than double the amount of the State's bonds outstanding.

         The State anticipates an overall budget shortfall approaching $853 million from the authorized 2000-2001 fiscal year budget. The State attributes this shortfall to four major factors. First, the State was required to refund approximately $123 million of income tax refunds in the 2000-01 budget year that should have been refunded in the prior year. The payment of these refunds ($21.8 million corporate and $101.0 million individual) creates a corresponding decrease in revenues in the 2000-2001 budget year. Second, the State has been required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State. The payment of these refunds created a $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes. Third, the State's share of the federal Medicaid program has generated expenses approximately $108 million greater than the budgeted appropriation for this purpose. Finally, decreased revenues attributable to a general slowdown of the national economy have resulted in a forecasted general revenue shortfall of approximately $697 million. The economic slowdown has particularly affected revenues from taxes associated with the State's manufacturing sector. Also, the general economic slowdown and its effects on the capital markets are expected to lead to decreases in taxes attributable to capital gains income. The slowdown has resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes and sales taxes.

         In response to the budget shortfall, the Governor, as Director of the Budget, has taken a number of actions to assure the State will meet its constitutional requirement of a balanced budget. Particularly, the Governor has identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources are comprised of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use and the identification and use of available reserves. The General Assembly in its consideration and adoption of the 2001-02 budget during the 2001 Regular Session has attempted to address this same shortfall by making a number of reductions in various agencies, changing the manner and frequency with which taxes are paid and considering a number of tax increases and the repeal of various tax credits. At the date hereof, the budget for 2001-02 had not been adopted by the General Assembly so the impact on taxes and spending were not known.

         On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a proposed settlement ("Phase I") that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law, pursuant to the Consent Decree, approving the establishment of a foundation to help communities in North Carolina hurt by the decline of tobacco. The foundation receives 50 percent of the settlement. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both to be created by the General Assembly, each gets a quarter of the settlement. Phase I payments are made to the State and then allocated to the foundation and trusts, subject to legislative oversight.

         North Carolina is also one of 14 states that has entered into a major settlement agreement ("Phase II") with several cigarette manufacturers. Approximately $1.9 billion of settlement payments (under the

National Tobacco Growers Settlement Trust phase of the settlement agreement) will be paid to North Carolina tobacco growers and allotment holders. Payments of this amount began in December 1999 and are expected to average $155 million per year over a 12-year period. These payments are made directly to a trust for distribution to growers and allotment holders and are not paid to the State or subject to direct legislative oversight.

         The following are cases pending or threatened in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. It is the opinion of the State's Treasurer that any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.

         Hoke County, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education for five school districts filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial on the claim for relief based on the conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other systems intervened and now allege claims for relief on behalf of their students' right to a sound basic education on the basis of the high proportion of at risk students in their counties' systems. In the spring of 2000, a trial was held in Hoke County on the issues as they affect "low wealth" counties. On October 26, 2000, the trial court, as part of a three part ruling, concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education. The ruling requires legislative action necessary to implement and fund pre-kindergarten programs. If not appealed, the ruling will require legislative action necessary to implement and fund pre-kindergarten programs. The cost of such programs is undetermined at this time but may exceed $100 million. The third part of the ruling was released by the trial court in 2001 and the judgment was appealed by the State. Subsequently, the trial judge vacated the third part of the ruling, bringing that part of the case back before him. The State then withdrew its appeal and will begin to prepare to comply with the first two parts of the ruling. A trial on the claim of a second plaintiff is expected to begin in mid-2001.

         N.C. School Boards Association, et. al. v. Harlan E. Boyles, State Treasurer, et. al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

         Faulkenbury v. Teachers' and State Employees' Retirement System,
Peele v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The Superior Court ruled in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the Superior Court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. The plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State of approximately $84 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the State's retirement systems.

         Southeast Compact Commission - Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. On July 10, 2000, the Compact filed a Motion For Leave to File Bill of Complaint and Bill of Complaint in the United States Supreme Court. The Motion seeks the Court's original jurisdiction to enforce sanctions imposed against North Carolina for the recovery of $89.9 million plus interest and attorneys fees. The State has opposed the motion.

         The Adviser believes that the information summarized above described some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         South Carolina. The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         The State Constitution requires a General Reserve Fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Revenue for the latest completed fiscal year.

         The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriation.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

         The State operates on a fiscal year beginning July 1 and ending June
30. For the fiscal year ended June 30, 2000, the State had a budgetary surplus of $213 million and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly passed the Fiscal Year 2000-2001 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to education.

         Positive economic growth in South Carolina has been driven, in part, by gains in tourism, business services and international trade. In 2000, the State announced $6.134 billion in new and expanded economic development projects which added approximately 35,100 new jobs.

         In 2000, employment increased one and eighty-six hundredths percent (1.86%) while the rate of employment growth in the United States was two and two-tenths percent (2.2%). The unemployment rate for South Carolina in 2000 was three and nine-tenths percent (3.9%), while the unemployment rate in the United States was four percent (4.0%).

         A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, was filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems' treatment of annual leave calculation of participants' retirement payments. The Circuit Court determined that the State has been providing retirement benefits to its members in accordance with the law. The Circuit Court decision was appealed to the State Supreme Court and, in May 2000, the Supreme Court reversed the Circuit Court and ruled in favor of the plaintiffs. The State has filed a Petition for Rehearing with the Supreme Court which was granted. On Rehearing, the State Supreme Court reversed its prior decision and ruled in favor of the State. The plaintiffs have asked for an extension of time which to file a Petition for Rehearing. The State cannot predict whether the plaintiffs will file a Petition for Rehearing and, if filed, whether the State Supreme Court will grant such Petition. If such Petition is granted, and a Rehearing held, the State cannot predict the ultimate decision of the State Supreme Court. Should the plaintiffs ultimately prevail, the current actuarial liability of the Systems for this new benefit is estimated to be in excess of one billion dollars. In addition, the funding for this increase will have to be provided.

         Two class action lawsuits brought in the State Court relating to the taxation of retirement benefits are pending against the State. One challenges the taxation of federal retirees' income (Federal Retirees Case), and the other challenges a State statute imposing income taxes upon benefits paid to retired state employees (State Retirees Case) by the South Carolina Retirement Systems.

         In the Federal Retirees Case, the State filed a motion to dismiss, which was granted by the Circuit Court. The plaintiffs appealed the Circuit Court's decision to the State Supreme Court, which reversed the Circuit Court's decision and remanded the case to the Circuit Court to determine the constitutionality of a State statute. The Federal Retirees Case is presently pending in the State Circuit Court.

         In the State Retirees Case, the State filed a motion to dismiss, which was granted in part and denied in part by the Circuit Court. The Circuit Court's decision was appealed to the State Supreme Court which reversed and vacated the Circuit Court's decision, stating that the State Retirees should have first filed their claim with the State Department of Revenue as an administrative matter. The State Retirees Case is presently pending before the State Department of Revenue.

         While the State is uncertain as to the ultimate outcome of any of the above-described lawsuits, it is vigorously defending its position in each case. In the event of unfavorable outcomes in the Federal Retirees Case and the State Retirees Case, the State's liability is not expected to exceed $475 million for retroactive relief with an estimated unfavorable impact on future year's revenues of an additional $47.5 million per year.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         Tennessee. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under current state statutes, the State of Tennessee's general obligation bonded debt issuance's are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2000, the State of Tennessee's annual legal debt service limit of $580.2 million was well above the debt service required of $138.5 million, with a legal debt service margin of $441.7 million. Debt per capita equaled $190.0, and the ratio of net general long-term bonded debt to assessed property valuation was 1.3 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 2000-01. During the fiscal year 2000, Tennessee continued several programs that were designed to create a more effective, efficient and focused state government. The Administration initiated a program to monitor grant subrecipients to protect against fraud, made improvements to the State's internal accounting processing systems and continued other initiatives designed to improve the State's operation through technology advancements. The State worked to improve services provided to children including improving the availability of early testing to screen for diseases and to detect and provide counseling for behavioral abnormalities. The State worked to improve the accessibility of quality day care and generally focused on excellence in education by providing workshops for teachers and revising upward expectations for student performance. Finally, the State continued to maintain a climate for good high-paying jobs including beginning a new program called "Manufacturing for the New Millennium" that promotes high tech manufacturing jobs in Tennessee.

         The economic outlook for Tennessee remains generally favorable. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded three billion in the last two years. This growth created 26,666 new jobs in Tennessee for the year ended June 2000. As of June 2000, the State's unemployment rate was 3.7% under the national average of 4.0%. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 2000.

         Despite the economic growth, the State initially predicted an $800 million budget shortfall for the fiscal year 2002. The Administration considered a number of tax proposals, including a State income tax, that would have raised revenues for the State. Ultimately, for the fiscal year 2001, the Tennessee Legislature passed a balanced budget that did not make significant cuts in expenditures but forecast increased revenues based on one-time sources and has consecutive revenue projections. As a result, Standard & Poor's lowered the State of Tennessee's debt rating to AA-plus, and Moody's lowered it to Aa1. Fitch continues to rate the State AAA.

         Texas. The Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions or except as specifically authorized. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the constitutional prohibition.

         Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of the State's fiscal year 2000, the State's debt service ratio was 2.03 percent compared to 2.2 percent the previous year.

         In June 1999, Moody's Investors Service raised the rating on the State of Texas general obligations to Aa1 from Aa2. This upgrade affects self-supporting and non-self-supporting general obligation debt issued by various state agencies. Additionally, the rating on lease revenue debt was upgraded to Aa2 from A1, affecting approximately $808 million in lease revenue obligations.

         In August 1999, Standard and Poor's Rating Services revised its outlook on Texas to stable from positive and affirmed its AA rating on the State's outstanding general obligation debt. Their rating on Texas' general obligation debt reflects, "a steadily growing and diversifying economy, solid long-term economic prospects, good trends of revenue growth supporting a balanced budget and a low tax-supported debt burden. The rating outlook is returned to stable from positive due to the expectation that, while revenues will continue to grow with the economy, financial reserves will be kept at modest levels."

         The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the computer and electronics industries. Oil and gas related industries currently account for only 8.5 percent of the State's economy. Today high technology industries, which account for 8.9 percent of the Texas gross state product, comprise a larger segment of the Texas economy than oil and gas-related mining and manufacturing. Service-producing sectors (which include transportation and public utilities; finance, insurance and real estate; trade; services; and government) are the major sources of job growth in Texas. Service producing jobs now account for 81 percent of total nonfarm employment and 87 percent of employment growth over the past five years. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. Texas exports in 2000 exceeded $112 billion, which has more than doubled in real terms since 1990, and ranks the State a close second to California in foreign export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The vast size of the State, together with cultural, climatic and geological differences within its borders, has produced great variations in the economics of the various parts of the State. The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is grounded in the public and private service sector, recreation/tourism and high-technology manufacturing and communications. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, international politics and export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         Over the past ten years, Texas added more jobs than any other state (2.46 million), accounting for more than one-ninth of the nation's total job growth. During the 1990s, the State ranked sixth in the rate of job growth, exceeded only by five western mountain states with comparatively small populations. Over the twelve months ending in February 2001, Texas gained over 275,000 jobs, ranking second among the states in the number of new jobs and fifth among the states in the rate of job growth. The State's unemployment rate has fallen every year since 1992. In 2001, the moving average unemployment rate has fallen below 4% percent for the first time since 1974. After averaging over 7.5% in 1992, the unemployment rate successively fell to about 3.7% percent in April, 2001, although the State expects that the unemployment rate will rise during the remainder of this year. Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Much of this growth relates to "information technology" jobs, although companies in some segments of the business experienced layoffs in early 2001. The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for continued growth, such as knowledge-based manufacturing and services. Per capita personal income has since increased to approximately 94.1% of U.S. per capita income as of 1999.

         The State's general revenue fund provides an indication of the State's financial condition. In the fiscal year 1999, the general revenue fund accounted for most of the State's net revenue. Driven by Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's number one source of income in fiscal year 2000. Sales tax, accounting for over 55% of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the State, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. State revenue also benefited from $1.1 billion in tobacco litigation settlement proceeds received from major U.S. tobacco companies. The State estimates that an additional $0.6 billion in proceeds is anticipated during the 2000-01 fiscal year. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1996, 1997, 1998, 1999, and 2000, the general revenue fund contained a cash surplus of approximately $2.271 billion, $2.685 billion, $3.330 billion, $4.337 billion and $3.843 billion, respectively.

         Virginia. Debt may be issued by or on behalf of the Commonwealth of
         --------
Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

         Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

         General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

         The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

         The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 40 incorporated cities, and 168 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

         The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

         Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

         The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income, corporation income, state sales and use, public service corporations and premiums of insurance companies. In fiscal year 2000, the General Fund balance grew by $255.7 million, an increase of 16.0% over fiscal year 1999, as a result of greater than expected revenues. Tax revenues grew at a rate of 10.8%. Certain tax revenues experienced growth while others declined. Individual income tax revenue grew by 12.2% in fiscal year 2000. Growth also occurred in the form of a 34.6% increase in corporation income tax, a 6.6% increase in sales and use tax, and a 2.5% increase in premiums of insurance companies' tax. Public service corporations taxes declined by 6.9% in fiscal year 2000. Overall revenue grew by 11.2%, mainly in individual income tax revenues, and non-tax revenues grew by 23.7%. Overall expenditures grew at a rate of 9.8% compared to 14.3% in fiscal year 1999. Education expenditures grew by $207.8 million, or 5.6%, while individual and family service expenditures grew by $252,106, or 12.0%. In addition, general government expenditures increased by $218.0 million, or 36.8%. The resulting General Fund balance as of June 30, 2000 was $1,855.3 million.

         Of the June 30, 2000 balance, $678.0 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. In addition, $1,109.8 million was designated for appropriation or reappropriation in fiscal year 2001. This designated amount includes the fiscal year 2002 contribution of

$171.0 million to the Revenue Stabilization Fund. Thus, in total, $849.0 million was reserved or designated within the June 30, 2000 General Fund balance for the Revenue Stabilization Fund.

         Historically, balances in the General Fund have decreased in some years, for example in 1995, as a result of an increase in transfers from the General Fund, and have increased at varying rates in other years, such as fiscal years 1997, 1998 and 1999.

         In 2000, the Commonwealth ranked 12th in population among the 50 states. The Commonwealth's 2000 population was approximately 7,078,515. According to the U.S. Department of Commerce, Bureau of Economic Analysis, the 1999 per capita income for the Commonwealth was $29,789. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 2.8% in 1999 compared to 4.2% nationally. Assessed value of locally taxed property exceeded $450 billion in 1999 according to the Virginia Department of Taxation.

         Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement.

         On February 23, 1999, the Richmond Circuit Court entered the Consent Decree and Final Judgment allowing the Commonwealth to join in the Settlement. The Settlement became final in November 1999 when 80% of the settling states (in number and allocable share of the Settlement) approved the Settlement. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025. The Commonwealth's share of the total amount paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies will make five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies will make "annual payments" beginning on April 15, 2000. The Commonwealth received its share of the first two initial payments in December 1999, and its share of the first annual payment in April 2000.

         During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The 40% remaining unallocated Settlement payments were deposited to the General Fund in fiscal year 2000. The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly.

         The General Assembly approves a biannual budget for the Commonwealth. The 2000-2002 Budget Bill presented about 3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), transportation ($409.8) and public safety, economic development, health and human resources, natural resources, new Office of Technology and nonstate and cultural attractions. The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

         The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor's item vetoes and ten of the eleven recommended amendments were adopted.

         The Governor signed the 2000-2002 Budget Bill into law on May 19, 2000, and it went into effect on July 1, 2000 as Chapter 1073, 2000 Virginia Acts of Assembly ("2000 Appropriation Act").

         On December 20, 2000, the Governor presented to the General Assembly amendments to the 2000 Appropriation Act affecting the remainder of the 2000-2002 biennium (House Bill 1600/Senate Bill 800). The amendments reflect a downward revision in official revenue estimates. The Governor's proposed amendments to the 2000 Appropriation Act were considered by the 2001 Session of the General Assembly, which convened on January 10, 2001. However, the 2001 General Assembly adjourned on February 24, 2001 without adopting amendments to the 2000 Appropriation Act.

         On the evening of February 24, 2001, the Governor issued Executive Order 74 (2001) to allow him to fulfill his constitutional requirement to balance the budget. On March 12, 2001, the Governor announced administrative actions that balanced the budget. The Governor's plan identified a total of $506.0 million: $274.5 million from delaying some capital projects, $146.2 million in operating spending reductions by state agencies, and $85.3 million in other resources. The 2001 General Assembly reconvened on April 4, 2001 to consider bills vetoed or returned by the Governor with recommendations for their amendment but took no action to amend the 2000 Appropriation Act.

         On April 26, 2001, the General Assembly adopted a resolution (Senate Joint Resolution No. 1, amending House Joint Resolution No. 1) authorizing the General Assembly to consider legislation relating to the 2000 Appropriation Act during the 2001 Reapportionment Special Session summoned by the Governor on February 24, 2001. The resolution contained a sunset provision requiring that all action on any such legislation be completed by both houses no later than May 11, 2001. The 2000 Appropriation Act was not amended prior to that deadline.

         The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.